              As filed with the Securities and Exchange Commission
                                on March 19, 1996
                       Registration No. 33-89742; 811-8982



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]


                         Post-Effective Amendment No. 4                [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [ ]


                                 Amendment No. 6                       [X]


                        (Check appropriate box or boxes)
                            ------------------------
                          NATIONS FUND PORTFOLIOS, INC.
               (Exact Name of Registrant as specified in Charter)
                                111 Center Street
                           Little Rock, Arkansas 72201
          (Address of Principal Executive Offices, including Zip Code)
                           --------------------------
       Registrant's Telephone Number, including Area Code: (800) 321-7854
                              Richard H. Blank, Jr.
                                c/o Stephens Inc.
                                111 Center Street
                           Little Rock, Arkansas 72201
                     (Name and Address of Agent for Service)
                                 With copies to:
Robert M. Kurucza, Esq.                            Carl Frischling, Esq.
Marco E. Adelfio, Esq.                             Kramer, Levin, Naftalis,
Morrison & Foerster LLP                                Nessen, Kamin & Frankel
2000 Pennsylvania Ave., N.W.                       919 3rd Avenue
Suite 5500                                         New York, New York 10022
Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant        [X]  on April 1, 1996, pursuant
     to Rule 485(b), or                           to Rule 485(b), or
[ ]  60 days after filing pursuant           [ ]  on (date) pursuant
     to Rule 485(a), or                           to Rule 485(a).
[ ]   75 days after filing pursuant to       [ ]  on (date) pursuant to
     paragraph (a)(2)                             paragraph (a)(2) of rule 485


The Registrant hereby elects to register an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended.

                                EXPLANATORY NOTE


         This Post-Effective Amendment is being filed in order to provide updated financial information relating to the Funds of Nations Fund Portfolios, Inc.

                          NATIONS FUND PORTFOLIOS, INC.
                              CROSS REFERENCE SHEET




Part A
Item No.                                                               Prospectus

  1.   Cover Page ................................................     Cover Page

  2.   Synopsis ..................................................     Expenses Summary

  3.   Condensed Financial
       Information ...............................................     How Performance Is Shown

  4.   General Description of                                          Cover Page; Objectives; How
       Registrant ........                                             Objectives Are Pursued; Organization And
                                                                       History

  5.  Management of the Fund .....................................     How The Funds Are Managed

  6.  Capital Stock and Other
      Securities .................................................     How To Buy Shares; How The Funds
                                                                       Value Their Shares; How Dividends And
                                                                       Distributions Are Made; Tax Information
  7.  Purchase of Securities Being
      Offered ....................................................     Cover Page; How To Buy Shares

  8.  Redemption or Repurchase ...................................     How To Redeem Shares; How To
                                                                       Exchange Shares

  9.  Legal Proceedings ..........................................     Inapplicable

Part B
Item No.

10.   Cover Page..................................................     Cover Page

11.   Table of Contents...........................................     Table Of Contents

12.   General Information and
      History.....................................................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing And
                                                                       Distribution Agreements -- The
                                                                       Company And Its Common Stock


13.   Investment Objectives and
      Policies....................................................     Additional Information On Fund
                                                                       Investments

14.   Management of the Registrant................................     Directors And Officers


15.   Control Persons and Principal
      Holders of Securities.......................................     Miscellaneous -- Certain Record
                                                                       Holders


16.   Investment Advisory and Other
      Services....................................................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing And
                                                                       Distribution Agreements

17.   Brokerage Allocation .......................................     Fund Transactions And Brokerage
                                                                       -- General Brokerage Policy


18.   Capital Stock and Other
      Securities..................................................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing And
                                                                       Distribution Agreements -- The
                                                                       Company And Its Common Stock


19.   Purchase, Redemption and Pricing
      of Securities Being Offered.................................     Net Asset Value -- Purchases
                                                                       And Redemptions


20.   Tax Status..................................................     Additional Information Concerning
                                                                       Taxes

21.   Underwriters................................................     Investment Advisory, Administration,
                                                                       Custody, Transfer Agency,
                                                                       Shareholder Servicing And
                                                                       Distribution Agreements --
                                                                       Distributor





22.   Calculation of Performance Data.............................     Additional Information On
                                                                       Performance


23.   Financial Statements........................................     Independent Accountant And
                                                                       Reports




Part C
Item No.                                                         Other Information

                                                                 Information required  to be
                                                                 included  in Part  C is set
                                                                 forth under the appropriate
                                                                 Item, so numbered, in
                                                                 Part C of  this Document

Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996


MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
  Fund
Nations Tax Exempt Fund
EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund
BALANCED FUND
Nations Balanced Assets Fund
BOND FUNDS

Nations Short-Intermediate Government
  Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government
  Income Fund
Nations Municipal Income Fund
Nations Short-Term Municipal Income
  Fund
Nations Intermediate Municipal
  Bond Fund
Nations Florida Intermediate Municipal
  Bond Fund

Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal
  Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate
  Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate
  Municipal Bond Fund
Nations North Carolina Municipal Bond
  Fund
Nations South Carolina Intermediate
  Municipal Bond Fund
Nations South Carolina Municipal Bond
  Fund
Nations Tennessee Intermediate
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund
Nations Texas Intermediate Municipal
  Bond Fund
Nations Texas Municipal Bond Fund
Nations Virginia Intermediate Municipal
  Bond Fund
Nations Virginia Municipal Bond Fund                           (NATIONS
                                                                 FUND
                                                          logo appears here)

INVESTMENT ADVISER: NationsBanc Advisors, Inc.
SUB-INVESTMENT ADVISER: TradeStreet Investment Associates, Inc.
SUB-INVESTMENT ADVISER: Nations Gartmore Investment Management
DISTRIBUTOR: Stephens Inc.


TR-96127-496

Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund"), of the Nations Fund Family ("Nations Fund" or
"Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Primary A
Shares (formerly called Trust A Shares). The Nations
Disciplined Equity Fund was formerly called "Nations
Special Equity Fund."



NATIONS PRIME FUND, NATIONS TREASURY FUND, NATIONS
GOVERNMENT MONEY MARKET FUND AND NATIONS TAX EXEMPT
FUND (THE "MONEY MARKET FUNDS") SEEK TO MAINTAIN A
NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS IN
THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY
THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE
THAT THESE FUNDS WILL BE ABLE TO MAINTAIN A STABLE
NET ASSET VALUE OF $1.00 PER SHARE.



This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end management investment company, is contained in separate Statements of Additional
Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios, each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the other
Funds. As used herein the "Adviser" shall mean NBAI, TradeStreet and/or Nations Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.






MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund
Nations Tax Exempt Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund

Nations Global Government Income Fund

Nations Municipal Income Fund
Nations Short-Term Municipal Income Fund
Nations Intermediate Municipal Bond Fund
Nations Florida Intermediate Municipal Bond Fund
Nations Florida Municipal Bond Fund
Nations Georgia Intermediate Municipal Bond Fund
Nations Georgia Municipal Bond Fund
Nations Maryland Intermediate Municipal Bond Fund
Nations Maryland Municipal Bond Fund
Nations North Carolina Intermediate Municipal Bond Fund
Nations North Carolina Municipal Bond Fund
Nations South Carolina Intermediate Municipal Bond Fund  For purchase, redemption and
Nations South Carolina Municipal Bond Fund               performance information call:
Nations Tennessee Intermediate                           1-800-626-2275
  Municipal Bond Fund
Nations Tennessee Municipal Bond Fund                    Nations Fund
Nations Texas Intermediate Municipal Bond Fund           c/o Stephens Inc.
Nations Texas Municipal Bond Fund                        One NationsBank Plaza
Nations Virginia Intermediate Municipal Bond Fund        33rd Floor
Nations Virginia Municipal Bond Fund                     Charlotte, NC 28255
                                                         (Nations Fund logo
                                                         appears here)


                          Table  Of  Contents


About The Funds             Prospectus Summary                                 3
                            Expenses Summary                                   6
                            Financial Highlights                              11
                            Objectives                                        34
                            How Objectives Are Pursued                        37
                            How Performance Is Shown                          51
                            How The Funds Are Managed                         53
                            Organization And History                          60







About Your                  How To Buy Shares                                 62
Investment                  How To Redeem Shares                              63
                            How To Exchange Shares                            63
                            How The Funds Value Their Shares                  64
                            How Dividends And Distributions Are Made;
                            Tax Information                                   64
                            Appendix A -- Portfolio Securities                66
                            Appendix B -- Description Of Ratings              76





                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



(Bullet) MONEY MARKET FUNDS:



         (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



         (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.


         (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.


        (Bullet) Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


(Bullet) EQUITY FUNDS:



        (Bullet) Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



        (Bullet) Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.


        (Bullet) Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.


        (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.


        (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).


        (Bullet) Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation.


        (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.


        (Bullet) Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.

        (Bullet) The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.


(Bullet) BALANCED FUND:



         (Bullet) Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.



(Bullet) BOND FUNDS:



         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations.



         (Bullet) Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


         (Bullet) Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds.


         (Bullet) Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.


         (Bullet) Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities.


         (Bullet) Nations Global Government Income Fund's investment objective is to seek current income. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



         (Bullet) Nations Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.


         (Bullet) Nations Short-Term Municipal Income Fund's investment objective is to seek a high level of current interest income that is exempt from Federal income taxes. Such Fund invests primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax.


         (Bullet) Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.


         (Bullet) Nations Florida Intermediate Municipal Bond Fund's and
                  Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with relative stability of principal.


         (Bullet) Nations Georgia Intermediate Municipal Bond Fund's and
                  Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal.

         (Bullet) Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal.


         (Bullet) Nations North Carolina Intermediate Municipal Bond
                  Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal.


         (Bullet) Nations South Carolina Intermediate Municipal Bond
                  Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal.


         (Bullet) Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal.


         (Bullet) Nations Texas Intermediate Municipal Bond Fund's and
                  Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal.


         (Bullet) Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.


(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Fund's investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. Since the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invest primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting such states or their subdivisions. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



         Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to certain of the Funds and Nations Gartmore Investment Management provides sub-advisory services to the other Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Equity Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds and the Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.



NATIONS FUND MONEY MARKET FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                                                Nations
                                                                                                              Government
                                                                           Nations Prime       Nations       Money Market
                                                                               Fund         Treasury Fund        Fund

Sales Load Imposed on Purchases                                                None             None             None
Deferred Sales Load                                                            None             None             None

                                                                              Nations
                                                                                Tax
                                                                              Exempt
                                                                               Fund
Sales Load Imposed on Purchases                                                None
Deferred Sales Load                                                            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                           .14%             .14%             .12%
All Other Expenses (After Expense Reimbursements)                              .16%             .16%             .18%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1       .30%             .30%             .30%

Management Fees (After Fee Waivers)1                                           .13%
All Other Expenses (After Expense Reimbursements)                              .17%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1       .30%



1 See page 10 for a discussion of the actual expenses absent such fee waivers.



NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                Nations
                                                               Nations          Equity           Nations          Nations
                                                                Value           Income        International      Emerging
                                                                Fund             Fund          Equity Fund     Markets Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                           Pacific Growth
                                                                Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                                 .75%             .70%             .90%             1.10%
All Other Expenses (After Expense Reimbursements)               .19%             .21%             .25%             .80%
Total Operating Expenses (After Expense Reimbursements)         .94%             .91%             1.15%            1.90%

Management Fees                                                 .90%
All Other Expenses (After Expense Reimbursements)               .80%
Total Operating Expenses (After Expense Reimbursements)         1.70%

NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                               Nations          Nations          Nations          Nations
                                                               Capital         Emerging        Disciplined        Equity
                                                               Growth           Growth           Equity            Index
                                                                Fund             Fund             Fund             Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None

                                                               Nations
                                                              Balanced
                                                               Assets
                                                                Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .75%             .75%             .75%             .10%
All Other Expenses                                              .23%             .23%             .25%             .27%
Total Operating Expenses (After Fee Waivers)1                   .98%             .98%             1.00%            .37%

Management Fees (After Fee Waivers)1                            .75%
All Other Expenses                                              .24%
Total Operating Expenses (After Fee Waivers)1                   .99%



1 See page 10 for a discussion of the actual expenses absent such fee waivers.



NATIONS FUND BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                              Nations
                                                              Short-         Nations        Nations                       Nations
                                                           Intermediate    Government     Short-Term       Nations       Strategic
                                                            Government     Securities       Income       Diversified       Fixed
                                                               Fund           Fund           Fund        Income Fund    Income Fund

Sales Load Imposed on Purchases                                None           None           None           None           None
Deferred Sales Load                                            None           None           None           None           None

                                                              Nations
                                                              Global
                                                            Government
                                                              Income
                                                               Fund
Sales Load Imposed on Purchases                                None
Deferred Sales Load                                            None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                           .40%           .50%           .30%           .50%           .50%
All Other Expenses (After Expense Reimbursements)1             .20%           .30%           .26%           .30%           .21%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                             .60%           .80%           .56%           .80%           .71%

Management Fees (After Fee Waivers)1                           .70%
All Other Expenses (After Expense Reimbursements)1             .60%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                             1.30%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.



NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES

SHAREHOLDER TRANSACTION EXPENSES
                                                                                Nations                           Nations
                                                               Nations        Short-Term         Nations          Florida
                                                              Municipal        Municipal      Intermediate     Intermediate
                                                               Income           Income          Municipal        Municipal
                                                                Fund             Fund           Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                               Florida
                                                              Municipal
                                                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .40%             .30%             .30%             .30%
All Other Expenses (After Expense Reimbursements)1              .20%             .15%             .15%             .25%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%             .45%             .45%             .55%

Management Fees (After Fee Waivers)1                            .40%
All Other Expenses (After Expense Reimbursements)1              .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements..

NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                               Nations                           Nations
                                                               Georgia          Nations         Maryland          Nations
                                                            Intermediate        Georgia       Intermediate       Maryland
                                                              Municipal        Municipal        Municipal        Municipal
                                                              Bond Fund        Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None

                                                               Nations
                                                                North
                                                              Carolina
                                                            Intermediate
                                                              Municipal
                                                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .30%             .40%             .30%             .40%
All Other Expenses (After Expense Reimbursements)1              .25%             .20%             .25%             .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .55%             .60%             .55%             .60%

Management Fees (After Fee Waivers)1                            .30%
All Other Expenses (After Expense Reimbursements)1              .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .50%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.



NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                Nations
                                                               Nations           South           Nations          Nations
                                                                North          Carolina           South          Tennessee
                                                              Carolina       Intermediate       Carolina       Intermediate
                                                              Municipal        Municipal        Municipal        Municipal
                                                              Bond Fund        Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None


                                                               Nations
                                                              Tennessee
                                                              Municipal
                                                              Bond Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                            .40%             .30%             .40%             .30%
All Other Expenses (After Expense Reimbursements)1              .20%             .27%             .20%             .27%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%             .57%             .60%             .57%

Management Fees (After Fee Waivers)1                            .40%
All Other Expenses (After Expense Reimbursements)1              .20%
Total Operating Expenses (After Fee Waivers and Expense
  Reimbursements)1                                              .60%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.



NATIONS FUND TAX-EXEMPT BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                              Nations                           Nations
                                                                               Texas           Nations         Virginia
                                                                           Intermediate         Texas        Intermediate
                                                                             Municipal        Municipal        Municipal
                                                                             Bond Fund        Bond Fund        Bond Fund

Sales Load Imposed on Purchases                                                None             None             None
Deferred Sales Load                                                            None             None             None


                                                                              Nations
                                                                             Virginia
                                                                             Municipal
                                                                             Bond Fund
Sales Load Imposed on Purchases                                                None
Deferred Sales Load                                                            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)1                                           .30%             .40%             .30%
All Other Expenses (After Expense Reimbursements)1                             .27%             .20%             .26%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1       .57%             .60%             .56%

Management Fees (After Fee Waivers)1                                           .40%
All Other Expenses (After Expense Reimbursements)1                             .20%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1       .60%



1 See page 10 for a discussion of the actual expenses absent such fee waivers and/or expense reimbursements.

EXAMPLES:


You would pay the following expenses on a $1,000 investment in Primary A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                 Nations
                                                Government       Nations                         Nations         Nations
                 Nations         Nations          Money            Tax           Nations          Equity      International
                  Prime          Treasury         Market          Exempt          Value           Income          Equity
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 3             $ 3             $ 3             $ 3             $ 10            $  9            $ 12
3 Years            $10             $10             $10             $10             $ 30            $ 29            $ 37
5 Years            $17             $17             $17             $17             $ 52            $ 50            $ 63
10 Years           $38             $38             $38             $38             $115            $112            $140


                 Nations         Nations
                 Emerging        Pacific
                 Markets          Growth
                   Fund            Fund
1 Year             $19             $17
3 Years            $60             $54
5 Years            N/A             N/A
10 Years           N/A             N/A


                                                                                                 Nations
                                 Nations         Nations         Nations         Nations          Short-         Nations
                 Nations         Emerging      Disciplined        Equity         Balanced      Intermediate     Government
              Capital Growth      Growth          Equity          Index           Assets        Government      Securities
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 10            $ 10            $ 10            $ 4             $ 10            $ 6             $ 8
3 Years            $ 31            $ 31            $ 32            $12             $ 32            $19             $26
5 Years            $ 54            $ 54            $ 55            $21             $ 55            $33             $44
10 Years           $120            $120            $122            $47             $121            $75             $99


                 Nations         Nations
                Short-Term     Diversified
                  Income          Income
                   Fund            Fund
1 Year             $ 6             $ 8
3 Years            $18             $26
5 Years            $31             $44
10 Years           $70             $99


                                                                                                 Nations
                 Nations         Nations                         Nations         Nations         Florida         Nations
                Strategic         Global         Nations        Short-Term     Intermediate    Intermediate      Florida
                  Fixed         Government      Municipal       Municipal       Municipal       Municipal       Municipal
                  Income          Income          Income          Income           Bond            Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 7             $13             $ 6             $ 5             $ 5             $ 6             $ 6
3 Years            $23             $41             $19             $14             $14             $18             $19
5 Years            $40             N/A             $33             $25             $25             $31             $33
10 Years           $88             N/A             $75             $57             $57             $69             $75


                 Nations         Nations
                 Georgia         Georgia
               Intermediate     Municipal
                Municipal          Bond
                Bond Fund          Fund
1 Year             $ 6             $ 6
3 Years            $18             $19
5 Years            $31             $33
10 Years           $69             $75


                                                 Nations                         Nations
                 Nations                          North          Nations          South          Nations         Nations
                 Maryland                        Carolina         North          Carolina         South         Tennessee
               Intermediate      Nations       Intermediate      Carolina      Intermediate      Carolina      Intermediate
                Municipal        Maryland       Municipal       Municipal       Municipal       Municipal       Municipal
                   Bond       Municipal Bond       Bond            Bond            Bond            Bond            Bond
                   Fund            Fund            Fund            Fund            Fund            Fund            Fund

1 Year             $ 6             $ 6             $ 5             $ 6             $ 6             $ 6             $ 6
3 Years            $18             $19             $16             $19             $18             $19             $18
5 Years            $31             $33             $28             $33             $32             $33             $32
10 Years           $69             $75             $63             $75             $71             $75             $71


                                 Nations
                 Nations          Texas
                Tennessee      Intermediate
                Municipal       Municipal
                   Bond            Bond
                   Fund            Fund
1 Year             $ 6             $ 6
3 Years            $19             $18
5 Years            $33             $32
10 Years           $75             $71


                                 Nations
                 Nations         Virginia        Nations
                  Texas        Intermediate      Virginia
                Municipal       Municipal       Municipal
                   Bond            Bond            Bond
                   Fund            Fund            Fund

1 Year             $ 6             $ 6             $ 6
3 Years            $19             $18             $19
5 Years            $33             $31             $33
10 Years           $75             $70             $75


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. Except for the Nations Emerging Markets Fund, Nations Global Government Income Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and reimbursements, "Management Fees", "Other Expenses" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .17% and .37%, respectively; Nations Treasury Fund -- .20%, 17% and .37%, respectively; Nations Government Money Market Fund -- .40%, .21% and .61%, respectively; Nations Tax Exempt
Fund -- .40%, .20% and .60%, respectively; Nations Government Securities
Fund -- .64%, .31% and .95%, respectively; Nations Diversified Income
Fund -- .60%, .33% and .93%, Nations Short-Term Income Fund -- .60%, .25% and
 .86%, respectively; Nations Intermediate Municipal Bond Fund, Nations
Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate
Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund and Nations South Carolina Intermediate Municipal Bond Fund -- .50%, .28% and .78%, respectively; Nations Municipal Income Fund -- .60%, .23% and .83%, respectively; Nations Short-Term Municipal Income Fund -- .50%, .20% and .70%, respectively; Nations Florida Municipal Bond Fund -- .60%, .25% and .85%, respectively; Nations Georgia Municipal Bond Fund, .60%, .30%, and .90%, respectively; Nations Maryland Municipal Bond Fund -- .60%, .46% and 1.06%, respectively; Nations North Carolina Municipal Bond Fund -- .60%, .26% and .86%, respectively; Nations South Carolina Municipal Bond Fund -- .60%, .29% and .89%, respectively; Nations Tennessee Municipal Bond Fund -- .60%, .48% and 1.08%, respectively; Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- .60%, .27% and .87%, respectively; Nations Virginia Intermediate Municipal Bond Fund -- .50%, .27% and .77%, respectively; Nations North Carolina Intermediate Municipal Bond Fund -- .50%, .23% and .70%, respectively; and Nations Tennessee Intermediate Municipal Bond Fund and Nations Texas Intermediate Municipal Bond Fund -- .50%, .30% and .80%, respectively. Absent expense reimbursements, "Other Expenses" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Equity Income Fund -- .22% and .92%, respectively; and Nations International Equity Fund -- .26% and 1.16%, respectively. Absent fee waivers, "Management Fees" and "Total Operating Expenses" would have been Nations Equity Index
Fund -- .50% and .77%, respectively; Nations Short-Intermediate Government
Fund -- .60% and .80%, respectively; and Nations Strategic Fixed Income
Fund -- .60% and .81%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited, and where indicated, unaudited financial information on the following pages has been derived from the financial statements of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund Trust and Nations Fund, Inc. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. The financial information for Nations Portfolios have not been audited by Price Waterhouse LLP. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.



FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS PRIME FUND

                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95            5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $      1.00        $      1.00        $      1.00        $      1.00       $     1.00
Net investment income                     0.0288             0.0519             0.0318             0.0328           0.0506
Dividends from net investment
  income                                 (0.0288)           (0.0519)           (0.0318)           (0.0328)         (0.0506)
Net asset value, end of period       $      1.00        $      1.00        $      1.00        $      1.00       $     1.00
Total return++                              2.93%              5.32%              3.22%              3.33%            5.19%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $ 2,751,290        $ 2,873,096        $ 2,883,762        $ 1,156,266       $  500,476
Ratio of operating expenses to
  average net assets                        0.30%+             0.30%              0.30%              0.30%            0.30%
Ratio of net investment income to
  average net assets                        5.75%+             5.23%              3.20%              3.25%            5.03%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.37%+             0.38%              0.37%              0.36%            0.42%
Net investment income per share
  without waivers and/or
  reimbursements                     $    0.0285        $    0.0511        $    0.0311        $    0.0322       $   0.0494


                                         YEAR
                                         ENDED
PRIMARY A SHARES                        5/31/91
Operating performance:
Net asset value, beginning of
  period                            $     1.00
Net investment income                   0.0749
Dividends from net investment
  income                               (0.0749)
Net asset value, end of period      $     1.00
Total return++                            7.75%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)   $  574,993
Ratio of operating expenses to
  average net assets                      0.30%
Ratio of net investment income to
  average net assets                      7.47%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           0.44%
Net investment income per share
  without waivers and/or
  reimbursements                    $   0.0735


NATIONS PRIME FUND (CONT.)

                                                                             YEAR               YEAR               YEAR
                                                                             ENDED              ENDED              ENDED
PRIMARY A SHARES                                                            5/31/90            5/31/89            5/31/88
Operating performance:
Net asset value, beginning of period                                    $     1.00         $     1.00         $     1.00
Net investment income                                                       0.0855             0.0839             0.0675
Dividends from net investment income                                       (0.0855)           (0.0839)           (0.0675)
Net asset value, end of period                                          $     1.00         $     1.00         $     1.00
Total return++                                                                8.88%+++           8.71%+++           6.94%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                       $  433,298         $  115,295         $  264,063
Ratio of operating expenses to average net assets                             0.32%              0.35%              0.36%
Ratio of net investment income to average net assets                          8.43%              8.11%              6.73%
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                       0.50%+++           0.55%+++           0.56%+++
Net investment income per share without waivers and/or reimbursements   $   0.0731+++      $   0.0819+++      $   0.0655+++

                                                                            PERIOD
                                                                             ENDED
PRIMARY A SHARES                                                           5/31/87*
Operating performance:
Net asset value, beginning of period                                    $     1.00
Net investment income                                                       0.0277
Dividends from net investment income                                       (0.0277)
Net asset value, end of period                                          $     1.00
Total return++                                                                2.79%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                       $  252,562
Ratio of operating expenses to average net assets                             0.35%+
Ratio of net investment income to average net assets                          5.99%+
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                       0.65%+++
Net investment income per share without waivers and/or reimbursements   $   0.0247+++



  * The Nations Prime Fund Primary A Shares commenced operations on December 15, 1986.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TREASURY FUND

                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)          5/31/95            5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $      1.00        $      1.00        $      1.00        $      1.00       $      1.00
Net investment income                     0.0282             0.0494             0.0297             0.0307            0.0483
Dividends from net investment
  income                                 (0.0282)           (0.0494)           (0.0297)           (0.0307)          (0.0483)
Distributions from net realized
  capital gains                               --            (0.0000)**              --                 --                --
Net asset value, end of period       $      1.00        $      1.00        $      1.00        $      1.00       $      1.00
Total return++                              2.85%              5.05%              2.99%              3.12%             4.95%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $ 2,725,471        $ 2,896,868        $ 2,679,992        $ 2,956,796       $ 1,094,741
Ratio of operating expenses to
  average net assets                        0.30%+             0.30%              0.30%              0.30%             0.29%
Ratio of net investment income to
  average net assets                        5.63%+             4.99%              2.97%              3.02%             4.82%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.36%+             0.35%              0.36%              0.36%             0.42%
Net investment income per share
  without waivers and/or
  reimbursements                     $    0.0279        $    0.0489        $    0.0292        $    0.0302       $    0.0470


                                         YEAR
                                         ENDED
PRIMARY A SHARES                        5/31/91
Operating performance:
Net asset value, beginning of
  period                            $     1.00
Net investment income                   0.0721
Dividends from net investment
  income                               (0.0721)
Distributions from net realized
  capital gains                             --
Net asset value, end of period      $     1.00
Total return++                            7.46%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)   $  955,186
Ratio of operating expenses to
  average net assets                      0.25%
Ratio of net investment income to
  average net assets                      7.04%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           0.43%
Net investment income per share
  without waivers and/or
  reimbursements                    $   0.0703


NATIONS TREASURY FUND (CONT.)

                                                                             YEAR               YEAR               YEAR
                                                                             ENDED              ENDED              ENDED
PRIMARY A SHARES                                                            5/31/90            5/31/89            5/31/88
Operating performance:
Net asset value, beginning of period                                    $     1.00          $    1.00         $     1.00
Net investment income                                                       0.0829             0.0802             0.0630
Dividends from net investment income                                       (0.0829)           (0.0802)           (0.0630)
Distributions from net realized capital gains                                   --                 --                 --
Net asset value, end of period                                          $     1.00          $    1.00         $     1.00
Total return++                                                                8.61%+++           8.33%+++           6.49%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                       $  392,843          $  90,946         $  111,414
Ratio of operating expenses to average net assets                             0.25%              0.39%              0.38%
Ratio of net investment income to average net assets                          8.18%              7.93%              6.31%
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                       0.59%+++           0.58%+++           0.65%+++
Net investment income per share without waivers and/or reimbursements   $   0.0693+++       $  0.0783+++      $   0.0603+++

                                                                            PERIOD
                                                                             ENDED
PRIMARY A SHARES                                                           5/31/87*
Operating performance:
Net asset value, beginning of period                                     $    1.00
Net investment income                                                       0.0262
Dividends from net investment income                                       (0.0262)
Distributions from net realized capital gains                                   --
Net asset value, end of period                                           $    1.00
Total return++                                                                2.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                        $  66,221
Ratio of operating expenses to average net assets                             0.35%+
Ratio of net investment income to average net assets                          5.68%+
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                       0.75%+++
Net investment income per share without waivers and/or reimbursements    $  0.0222+++



  * Nations Treasury Fund Primary A Shares commenced operations on December 15, 1986.

 ** Amount represents less than $0.0001.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GOVERNMENT MONEY MARKET FUND

                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 11/30/95         11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning of year                              $    1.00        $    1.00        $    1.00       $    1.00
Net investment income                                              0.0558           0.0375           0.0294          0.0358
Distributions:
Dividends from net investment income                              (0.0558)         (0.0375)         (0.0294)        (0.0358)
Distributions from net realized gains                                  --          (0.0000)#             --              --
Total distributions                                               (0.0558)         (0.0375)         (0.0294)        (0.0358)
Net asset value, end of year                                    $    1.00        $    1.00        $    1.00       $    1.00
Total return++                                                       5.72%            3.84%            2.96%           3.63%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                 $ 332,895        $ 432,729        $ 475,180       $ 414,412
Ratio of operating expenses to average net assets                    0.30%            0.30%            0.30%           0.42%
Ratio of net investment income to average net assets                 5.58%            3.79%            2.91%           3.55%
Ratio of operating expenses to average net assets without
  waivers                                                            0.57%            0.59%            0.56%           0.58%
Net investment income per share without waivers                 $  0.0531        $  0.0347        $  0.0269       $  0.0341

                                                                  PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/91*
Operating performance:
Net asset value, beginning of year                             $    1.00
Net investment income                                             0.0571
Distributions:
Dividends from net investment income                             (0.0571)
Distributions from net realized gains                                 --
Total distributions                                              (0.0571)
Net asset value, end of year                                   $    1.00
Total return++                                                      5.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                                $ 333,979
Ratio of operating expenses to average net assets                   0.43%+
Ratio of net investment income to average net assets                5.49%+
Ratio of operating expenses to average net assets without
  waivers                                                           0.62%+
Net investment income per share without waivers                $  0.0551



  * Nations Government Money Market Fund Primary A Shares commenced operations on December 3, 1990.

  + Annualized.
 ++ Total return represents aggregate return for the periods indicated. +++ Unaudited.

 # Amount represents less than $0.0001 per share.


NATIONS TAX EXEMPT FUND

                                  YEAR            YEAR            YEAR            YEAR            YEAR            YEAR
                                 ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
PRIMARY A SHARES                11/30/95        11/30/94        11/30/93        11/30/92        11/30/91        11/30/90
Operating performance:
Net asset value, beginning
  of year                     $     1.00      $     1.00      $     1.00      $    1.00       $    1.00       $    1.00
Net investment income             0.0361          0.0257          0.0223         0.0267          0.0422          0.0550
Dividends from net
  investment income              (0.0361)        (0.0257)        (0.0223)       (0.0267)        (0.0422)        (0.0550)
Net asset value, end of
  year                        $     1.00      $     1.00      $     1.00      $    1.00       $    1.00       $    1.00
Total return++                      3.68%           2.60%           2.27%          2.70%+++        4.31%+++        5.63%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (000's)                     $  905,125      $  820,677      $  701,403      $ 329,265       $ 168,829       $ 173,834
Ratio of operating expenses
  to average net assets             0.30%           0.27%           0.23%          0.40%           0.42%           0.40%
Ratio of net investment
  income to average net
  assets                            3.62%           2.59%           2.23%          2.65%           4.23%           5.51%
Ratio of operating expenses
  to average net assets
  without waivers.                  0.57%           0.59%           0.59%          0.57%           0.60%           0.75%
Net investment income per
  share without waivers       $   0.0335      $   0.0226      $   0.0187      $  0.0250       $  0.0404       $  0.0515

                                  YEAR           PERIOD
                                 ENDED           ENDED
PRIMARY A SHARES                11/30/89       11/30/88*
Operating performance:
Net asset value, beginning
  of year                     $    1.00       $    1.00
Net investment income            0.0600          0.0350
Dividends from net
  investment income             (0.0600)        (0.0350)
Net asset value, end of
  year                        $    1.00       $    1.00
Total return++                     6.17%+++        3.55%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (000's)                     $ 145,109       $ 143,245
Ratio of operating expenses
  to average net assets            0.40%           0.40%+
Ratio of net investment
  income to average net
  assets                           6.00%           4.97%+
Ratio of operating expenses
  to average net assets
  without waivers.                 0.74%           0.75%+
Net investment income per
  share without waivers       $  0.0566       $  0.0325



  * Nations Tax Exempt Fund Primary A Shares commenced operations on March 14, 1988.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated. +++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VALUE FUND

                                     YEAR             YEAR             YEAR             YEAR              YEAR
                                     ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                   11/30/95         11/30/94         11/30/93         11/30/92          11/30/91
Operating performance:
Net asset value, beginning of
  year                            $   12.98        $   13.74        $   12.45       $   11.16        $    9.71
Net investment income                  0.27             0.24             0.24            0.28             0.34
Net realized and unrealized
  gain/(loss) on investments           3.91            (0.23)            1.38            1.57             1.47
Net increase/(decrease) in net
  assets resulting from
  investment operations                4.18             0.01             1.62            1.85             1.81
Distributions:
Dividends from net investment
  income                              (0.28)           (0.23)           (0.24)          (0.27)           (0.36)
Distributions from net
  realized capital gains              (0.67)           (0.54)           (0.09)          (0.29)              --
Total distributions                   (0.95)           (0.77)           (0.33)          (0.56)           (0.36)
Net asset value, end of year      $   16.21        $   12.98        $   13.74       $   12.45        $   11.16
Total return++                        34.53%           (0.08)%          13.19%          17.00%+++        18.79%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (000's)                         $ 956,669        $ 799,743        $ 707,185       $ 282,138        $  82,360
Ratio of operating expenses to
  average net assets                   0.94%            0.93%            0.96%           0.90%            0.53%
Ratio of net investment income
  to average net assets                1.90%            1.85%            1.98%           2.31%            3.33%
Portfolio turnover rate                  63%              75%              64%             60%              51%
Ratio of operating expenses to
  average net assets without
  waivers and/or
  reimbursements                       0.94%            0.93%            0.97%           0.97%            0.99%
Net investment income per
  share without waivers and/or
  reimbursements                  $    0.27        $    0.24        $    0.24       $    0.27        $    0.30

                                      YEAR             PERIOD
                                     ENDED              ENDED
PRIMARY A SHARES                    11/30/90         11/30/89*#
Operating performance:
Net asset value, beginning of
  year                           $   10.04          $   10.00
Net investment income                 0.35               0.08
Net realized and unrealized
  gain/(loss) on investments         (0.36)             (0.04)
Net increase/(decrease) in net
  assets resulting from
  investment operations              (0.01)              0.04
Distributions:
Dividends from net investment
  income                             (0.32)                --
Distributions from net
  realized capital gains                --                 --
Total distributions                  (0.32)                --
Net asset value, end of year     $    9.71          $   10.04
Total return++                       (0.16)%+++          0.40%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year
  (000's)                        $  19,769          $   5,161
Ratio of operating expenses to
  average net assets                  0.21%              0.49%+
Ratio of net investment income
  to average net assets               4.19%              4.41%+
Portfolio turnover rate                 24%                --
Ratio of operating expenses to
  average net assets without
  waivers and/or
  reimbursements                      1.11%              1.41%+
Net investment income per
  share without waivers and/or
  reimbursements                 $    0.26          $    0.06



  * Nations Value Fund Primary A Shares commenced operations on September 19, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INCOME FUND

                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95#           5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $    11.81         $    11.43         $    12.06          $    11.41         $    10.19
Net investment income                      0.19               0.42               0.38                0.37               0.34
Net realized and unrealized gain
  on investments                           0.84               1.11               0.22                1.08               1.25
Net increase in net assets
  resulting from investment
  operations                               1.03               1.53               0.60                1.45               1.59
Distributions:
Dividends from net investment
  income                                  (0.20)             (0.42)             (0.42)              (0.35)             (0.30)
Distributions from net realized
  capital gains                              --              (0.73)             (0.81)              (0.45)             (0.07)
Total distributions                       (0.20)             (1.15)             (1.23)              (0.80)             (0.37)
Net asset value, end of period       $    12.64         $    11.81         $    11.43          $    12.06         $    11.41
Total return++                             8.80%             14.79%              5.00%              13.30%             15.91%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $  275,586         $  283,082         $  225,740          $  175,949         $   18,104
Ratio of operating expenses to
  average net assets                       0.91%+             0.92%              0.94%               0.92%              1.10%
Ratio of net investment income to
  average net assets                       3.15%+             3.75%              3.41%               3.37%              3.15%
Portfolio turnover rate                      33%               158%               116%                 55%                84%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements            0.91%+             0.93%              0.95%               1.04%              2.21%
Net investment income per share
  without waivers and/or
  reimbursements                     $     0.18         $     0.42         $     0.38          $     0.36         $     0.22


                                         PERIOD
                                         ENDED
PRIMARY A SHARES                        5/31/91*
Operating performance:
Net asset value, beginning of
  period                             $   10.00
Net investment income                     0.05
Net realized and unrealized gain
  on investments                          0.14
Net increase in net assets
  resulting from investment
  operations                              0.19
Distributions:
Dividends from net investment
  income                                    --
Distributions from net realized
  capital gains                             --
Total distributions                       0.00
Net asset value, end of period       $   10.19
Total return++                            1.90%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $  10,194
Ratio of operating expenses to
  average net assets                      1.12%+
Ratio of net investment income to
  average net assets                      3.66%+
Portfolio turnover rate                      9%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           1.80%+
Net investment income per share
  without waivers and/or
  reimbursements                     $   (0.06)



  * Nations Equity Income Fund Primary A Shares commenced operations on April 11, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND

                                                       SIX MONTHS
                                                          ENDED              YEAR               YEAR               YEAR
                                                        11/30/95             ENDED              ENDED              ENDED
PRIMARY A SHARES                                      (UNAUDITED)#         05/31/95#          5/31/94#           5/31/93#
Operating performance:
Net asset value, beginning of period                  $    11.75         $    12.06          $    10.60         $    10.40
Net investment income/(loss)                                0.07               0.14                0.09               0.09
Net realized and unrealized gain/(loss) on
  investments                                               0.70              (0.20)               1.44               0.21
Net increase/(decrease) in net assets resulting
  from investment operations                                0.77              (0.06)               1.53               0.30
Distributions:
Dividends from net investment income                          --              (0.03)              (0.05)             (0.08)
Distributions from net realized capital gains                 --              (0.12)              (0.02)             (0.02)
Distributions in excess of net realized capital
  gains                                                       --              (0.10)                 --                 --
Total distributions                                           --              (0.25)              (0.07)             (0.10)
Net asset value, end of period                        $    12.52         $    11.75          $    12.06         $    10.60
Total return++                                              6.64%             (0.46)%             14.37%              3.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                     $  674,179         $  572,940          $  401,559         $  118,873
Ratio of operating expenses to average net assets           1.15%+             1.03%               1.17%              1.30%
Ratio of net investment income/(loss) to average
  net assets                                                0.83%+             1.17%               0.75%              1.03%
Portfolio turnover rate                                       16%                92%                 39%                41%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                     1.24%+             1.04%               1.18%              1.32%
Net investment income/(loss) per share without
  waivers and/or reimbursements                       $     0.06         $     0.14          $     0.08         $     0.10


                                                         PERIOD
                                                          ENDED
PRIMARY A SHARES                                        5/31/92*
Operating performance:
Net asset value, beginning of period                 $   10.00
Net investment income/(loss)                              0.08
Net realized and unrealized gain/(loss) on
  investments                                             0.36
Net increase/(decrease) in net assets resulting
  from investment operations                              0.44
Distributions:
Dividends from net investment income                     (0.04)
Distributions from net realized capital gains               --
Distributions in excess of net realized capital
  gains                                                     --
Total distributions                                      (0.04)
Net asset value, end of period                       $   10.40
Total return++                                            4.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                    $  83,970
Ratio of operating expenses to average net assets         1.33%+
Ratio of net investment income/(loss) to average
  net assets                                              1.81%+
Portfolio turnover rate                                     11%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                   1.43%+
Net investment income/(loss) per share without
  waivers and/or reimbursements                      $    0.03



  * Nations International Equity Fund Primary A Shares commenced operations on December 2, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
+++ Unaudited.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS EMERGING MARKETS FUND



                                                                                  PERIOD
                                                                                   ENDED
                                                                                 9/30/95*#
PRIMARY A SHARES                                                                (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                            $   10.00
Net investment income/(loss)##                                                      (0.00)**
Net realized and unrealized gain/(loss) on investments                              (0.12)
Net increase/(decrease) in net assets resulting from investment operations          (0.12)
Distributions:
Dividends from net investment income                                                  N/A
Total Distributions                                                                   N/A
Net asset value, end of period                                                  $    9.88
Total return++                                                                      (1.20)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $  14,529
Ratio of operating expenses to average net assets                                    1.90%+
Ratio of net investment income/(loss) to average net assets                         (0.03)%+
Portfolio turnover rate                                                                10%




  * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.


## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.



NATIONS PACIFIC GROWTH FUND



                                                                                       PERIOD
                                                                                       ENDED
                                                                                     9/30/95*#
PRIMARY A SHARES                                                                    (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                $   10.00
Net investment income/(loss)                                                             0.01
Net realized and unrealized gain/(loss) on investments                                  (0.30)
Net increase/(decrease) in net assets resulting from investment operations              (0.29)
Distributions:
Dividends from net investment income                                                      N/A
Total Distributions                                                                       N/A
Net asset value, end of period                                                      $    9.71
Total return++                                                                          (2.90)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                $  28,727
Ratio of operating expenses to average net assets                                        1.70%+
Ratio of net investment income/(loss) to average net assets                              0.15%+
Portfolio turnover rate                                                                     3%



 * Nations Pacific Growth Fund Primary A Shares commenced operations on June 30, 1995.


 + Annualized.


++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS CAPITAL GROWTH FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                             $   11.23       $    11.08        $   10.68
Net investment income/(loss)                                                        0.09             0.09             0.09
Net realized and unrealized gain on investments                                     3.28             0.14             0.42
Net increase in net assets resulting from investment operations                     3.37             0.23             0.51
Distributions:
Dividends from net investment income                                               (0.10)           (0.08)           (0.10)
Distributions from net realized gains                                              (0.26)           (0.00)(a)        (0.01)
Total distributions                                                                (0.36)           (0.08)           (0.11)
Net asset value, end of year                                                   $   14.24       $    11.23        $   11.08
Total return++                                                                     30.96%            2.14%            4.84%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $ 867,361       $  717,914        $ 646,661
Ratio of operating expenses to average net assets                                   0.98%            0.90%            0.80%
Ratio of net investment income/(loss) to average net assets                         0.71%            0.85%            0.84%
Portfolio turnover rate                                                               80%              56%              81%
Ratio of operating expenses to average net assets without waivers                   0.98%            0.91%            0.89%
Net investment income/(loss) per share without waivers                         $    0.09       $     0.09        $    0.08

                                                                                 PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income/(loss)                                                       0.02
Net realized and unrealized gain on investments                                    0.66#
Net increase in net assets resulting from investment operations                    0.68
Distributions:
Dividends from net investment income                                                 --
Distributions from net realized gains                                                --
Total distributions                                                                  --
Net asset value, end of year                                                  $   10.68
Total return++                                                                     6.80%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $ 728,629
Ratio of operating expenses to average net assets                                  0.30%+
Ratio of net investment income/(loss) to average net assets                        1.33%+
Portfolio turnover rate                                                               7%
Ratio of operating expenses to average net assets without waivers                  1.05%+
Net investment income/(loss) per share without waivers                        $    0.01



  * Nations Capital Growth Fund Primary A Shares commenced operations on September 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.


 (a) Amount represents less than $0.01 per share.


NATIONS EMERGING GROWTH FUND

                                                                                              YEAR             YEAR
                                                                                              ENDED            ENDED
PRIMARY A SHARES                                                                            11/30/95         11/30/94#
Operating performance:
Net asset value, beginning of year                                                         $   11.41        $   10.87
Net investment income/(loss)                                                                    0.01            (0.03)
Net realized and unrealized gain on investments                                                 3.26             0.71
Net increase in net assets resulting from investment operations                                 3.27             0.68
Distributions:
Distributions from net realized gains                                                          (0.40)           (0.14)
Total distributions                                                                            (0.40)           (0.14)
Net asset value, end of year                                                               $   14.28        $   11.41
Total return++                                                                                 29.95%            6.26%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $ 269,484        $ 182,459
Ratio of operating expenses to average net assets                                               0.98%            1.01%
Ratio of net investment income/(loss) to average net assets                                     0.08%           (0.29)%
Portfolio turnover rate                                                                          139%             129%
Ratio of operating expenses to average net assets without waivers                               0.98%            1.01%
Net investment income/(loss) per share without waivers                                     $    0.01        $   (0.03)

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY A SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of year                                                        $   10.00
Net investment income/(loss)                                                                  (0.01)
Net realized and unrealized gain on investments                                                0.89
Net increase in net assets resulting from investment operations                                0.88
Distributions:
Distributions from net realized gains                                                         (0.01)
Total distributions                                                                           (0.01)
Net asset value, end of year                                                              $   10.87
Total return++                                                                                 8.81%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $ 121,281
Ratio of operating expenses to average net assets                                              0.80%+
Ratio of net investment income/(loss) to average net assets                                   (0.15)%+
Portfolio turnover rate                                                                         159%
Ratio of operating expenses to average net assets without waivers                              1.01%+
Net investment income/(loss) per share without waivers                                    $   (0.03)



  * Nations Emerging Growth Fund Primary A Shares commenced operations on December 4, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS DISCIPLINED EQUITY FUND

                                                                                  YEAR             PERIOD             PERIOD
                                                                                  ENDED             ENDED              ENDED
PRIMARY A SHARES                                                                11/30/95          11/30/94*          04/29/94*
Operating performance:
Net asset value, beginning of year                                            $   13.08         $   13.31          $   13.65
Net investment income/(loss)                                                       0.10              0.01              (0.05)
Net realized and unrealized gain/(loss) on investments                             3.96             (0.23)#             2.66
Net increase/(decrease) in net assets resulting from investment operations         4.06             (0.22)              2.61
Distributions:
Dividends from net investment income                                              (0.08)            (0.01)                --
Distributions from net realized gains                                                --                --              (2.95)
Return of capital                                                                    --             (0.00)(a)             --
Total distributions                                                               (0.08)            (0.01)             (2.95)
Net asset value, end of year                                                  $   17.06         $   13.08          $   13.31
Total return++                                                                    31.13%            (1.62)%            18.79%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $ 109,939         $   9,947          $   8,079
Ratio of operating expenses to average net assets                                  1.30%             1.13%+             1.20%+
Ratio of net investment income/(loss) to average net assets                        0.85%             0.12%+            (0.60)%+
Portfolio turnover rate                                                             124%              177%               475%
Ratio of operating expenses to average net assets without waivers                  1.30%             1.56%+             1.53%+
Net investment income/(loss) per share without waivers                        $    0.10         $   (0.03)         $   (0.08)

                                                                                  PERIOD
                                                                                   ENDED
PRIMARY A SHARES                                                                 04/30/93*
Operating performance:
Net asset value, beginning of year                                             $   10.00
Net investment income/(loss)                                                       (0.03)
Net realized and unrealized gain/(loss) on investments                              3.74
Net increase/(decrease) in net assets resulting from investment operations          3.71
Distributions:
Dividends from net investment income                                                  --
Distributions from net realized gains                                              (0.06)
Return of capital                                                                     --
Total distributions                                                                (0.06)
Net asset value, end of year                                                   $   13.65
Total return++                                                                     37.13%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                             $   4,638
Ratio of operating expenses to average net assets                                   1.20%+
Ratio of net investment income/(loss) to average net assets                        (0.58)%+
Portfolio turnover rate                                                              203%
Ratio of operating expenses to average net assets without waivers                   1.31%+
Net investment income/(loss) per share without waivers                         $   (0.03)



 * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.

 + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.


 # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

(a) Value represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INDEX FUND

                                                                                                                YEAR       YEAR
                                                                                                                ENDED      ENDED
PRIMARY A SHARES                                                                                               11/30/95  11/30/94*
Operating performance:
Net asset value, beginning of year                                                                           $    9.84   $   10.00
Net investment income                                                                                             0.28        0.24
Net realized and unrealized gain/(loss) on investments                                                            3.20       (0.21)
Net increase in net assets resulting from investment operations                                                   3.48        0.03
Distributions:
Dividends from net investment income                                                                             (0.28)      (0.19)
Distributions from net realized gains                                                                            (0.13)         --
Total distributions                                                                                              (0.41)      (0.19)
Net asset value, end of year                                                                                 $   12.91   $    9.84
Total return++                                                                                                   36.35%       0.29%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                           $ 145,021   $ 123,147
Ratio of operating expenses to average net assets                                                                 0.37%       0.35%+
Ratio of operating expenses to average net assets including interest expense                                      0.38%        --
Ratio of net investment income to average net assets                                                              2.44%       2.64%+
Portfolio turnover rate                                                                                             18%         14%
Ratio of operating expenses to average net assets without waivers                                                 0.78%       0.79%+
Net investment income per share without waivers                                                              $    0.23   $    0.20




 * Nations Equity Index Fund Primary A Shares commenced operations on December 15, 1993.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


NATIONS BALANCED ASSETS FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                             $   10.44        $   10.87        $   10.24
Net investment income                                                               0.38             0.25             0.29
Net realized and unrealized gain/(loss) on investments                              2.21            (0.43)            0.64
Net increase/(decrease) in net assets resulting from investment
  operations                                                                        2.59            (0.18)            0.93
Distributions:
Dividends from net investment income                                               (0.33)           (0.25)           (0.30)
Distributions from net realized gains                                              (0.02)              --               --
Total distributions                                                                (0.35)           (0.25)           (0.30)
Net asset value, end of year                                                   $   12.68        $   10.44        $   10.87
Total return++                                                                     25.27%          (1.73)%            9.22%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $   163,198      $   162,215      $   178,270
Ratio of operating expenses to average net assets                                   0.99%            0.98    %        0.90%
Ratio of net investment income to average net assets                                3.25%            2.31    %        2.82%
Portfolio turnover rate                                                              174%             156    %          50%
Ratio of operating expenses to average net assets without waivers                   0.99%            0.99    %        0.97%
Net investment income per share without waivers                              $      0.38      $      0.25      $      0.29

                                                                                 PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.06
Net realized and unrealized gain/(loss) on investments                             0.18#
Net increase/(decrease) in net assets resulting from investment
  operations                                                                       0.24
Distributions:
Dividends from net investment income                                                 --
Distributions from net realized gains                                                --
Total distributions                                                                  --
Net asset value, end of year                                                  $   10.24
Total return++                                                                     2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  111,953
Ratio of operating expenses to average net assets                                  0.30%+
Ratio of net investment income to average net assets                               3.85%+
Portfolio turnover rate                                                              79%
Ratio of operating expenses to average net assets without waivers                  1.05%+
Net investment income per share without waivers                              $     0.05



   * Nations Balanced Assets Fund Primary A Shares commenced operations on September 30, 1992.

   + Annualized.

  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.

  # The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND

                                                                   YEAR             YEAR             YEAR             YEAR
                                                                   ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                                 11/30/95#        11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning of year                              $    3.93        $    4.28        $    4.16       $    4.17
Net investment income                                                0.24             0.23             0.23            0.28
Net realized and unrealized gain/(loss) on investments               0.21            (0.33)            0.14           (0.01)
Net increase/(decrease) in net assets resulting from
  investment operations                                              0.45            (0.10)            0.37            0.27
Distributions:
Dividends from net investment income                                (0.24)           (0.23)           (0.23)          (0.28)
Distributions in excess of net investment income                    (0.00)(a)        (0.00)(a)           --              --
Distributions from net realized capital gains                          --            (0.02)           (0.02)             --
Total distributions                                                 (0.24)           (0.25)           (0.25)          (0.28)
Net asset value, end of year                                    $    4.14        $    3.93        $    4.28       $    4.16
Total return++                                                      11.70%           (2.23)%           9.03%           6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                            $   425,200      $   433,278      $   443,426      $  360,497
Ratio of operating expenses to average net assets                    0.60%            0.59%            0.55%           0.37%
Ratio of net investment income to average net assets                 5.88%            5.76%            5.40%           6.48%
Portfolio turnover rate                                               328%             133%              92%             25%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                      0.80%            0.80%            0.79%           0.77%
Net investment income per share without waivers and/or
  reimbursements                                              $      0.23      $      0.22      $      0.22      $     0.26

                                                                  PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/91*
Operating performance:
Net asset value, beginning of year                             $    4.00##
Net investment income                                               0.10
Net realized and unrealized gain/(loss) on investments              0.17
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.27
Distributions:
Dividends from net investment income                               (0.10)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.10)
Net asset value, end of year                                   $    4.17
Total return++                                                      6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                            $  158,435
Ratio of operating expenses to average net assets                   0.08%+
Ratio of net investment income to average net assets                7.21%+
Portfolio turnover rate                                               11%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                     0.82%+
Net investment income per share without waivers and/or
  reimbursements                                              $     0.00     (a)



  * Nations Short-Intermediate Government Fund Primary A Shares commenced operations on August 1, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


## Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).


 (a) Amount represents less than $0.01.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GOVERNMENT SECURITIES FUND

                                                       SIX MONTHS
                                                         ENDED            YEAR            YEAR             YEAR
                                                        11/30/95         ENDED            ENDED            ENDED
PRIMARY A SHARES                                      (UNAUDITED)      05/31/95#        05/31/94         05/31/93
Operating performance:
Net asset value, beginning of period                  $    9.86       $    9.80         $   10.46        $   10.36
Net investment income                                      0.32            0.64              0.64             0.71
Net realized and unrealized gain/(loss) on
  investments                                              0.10            0.06             (0.61)            0.13
Net increase/(decrease) in net assets resulting
  from investment operations                               0.42            0.70              0.03             0.84
Distributions:
Dividends from net investment income                      (0.32)          (0.60)            (0.58)           (0.70)
Dividends in excess of net investment income                 --              --             (0.02)              --
Distributions in excess of net realized capital
  gains                                                      --              --             (0.05)           (0.04)
Distributions from capital                                   --           (0.04)            (0.04)              --
Total distributions                                       (0.32)          (0.64)            (0.69)           (0.74)
Net asset value, end of period                        $    9.96       $    9.86         $    9.80        $   10.46
Total return++                                             4.32%           7.55%             0.06%            8.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $  58,267       $  39,909         $  44,536        $  40,472
Ratio of operating expenses to average net assets          0.80%+          0.76%             0.73%            0.85%
Ratio of net investment income to average net
  assets                                                   6.45%+          6.69%             6.08%            6.67%
Portfolio turnover rate                                      25%            413%               56%             103%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                    0.94%+          0.94%             0.94%            1.00%
Net investment income per share without waivers
  and/or reimbursements                               $    0.31       $    0.62         $    0.61        $    0.60


                                                          YEAR            PERIOD
                                                          ENDED           ENDED
PRIMARY A SHARES                                        05/31/92        05/31/91*
Operating performance:
Net asset value, beginning of period                  $   10.05        $   10.00
Net investment income                                      0.74             0.10
Net realized and unrealized gain/(loss) on
  investments                                              0.37             0.02
Net increase/(decrease) in net assets resulting
  from investment operations                               1.11             0.12
Distributions:
Dividends from net investment income                      (0.77)           (0.07)
Dividends in excess of net investment income                 --               --
Distributions in excess of net realized capital
  gains                                                   (0.03)              --
Distributions from capital                                   --               --
Total distributions                                       (0.80)           (0.07)
Net asset value, end of period                        $   10.36        $   10.05
Total return++                                            11.43%+++         1.19%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                  $  42,256        $  10,047
Ratio of operating expenses to average net assets          1.06%            1.10%+
Ratio of net investment income to average net
  assets                                                   7.15%            7.18%+
Portfolio turnover rate                                     130%               5%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                    1.72%            1.69%+++
Net investment income per share without waivers
  and/or reimbursements                               $    0.07        $    0.09+++



  * Nations Government Securities Fund Primary A Shares commenced operations on April 11, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.


NATIONS SHORT-TERM INCOME FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of year                                            $    9.48        $   10.01        $    9.75
Net investment income                                                              0.61             0.50             0.53
Net realized and unrealized gain/(loss) on investments                             0.36            (0.51)            0.26
Net increase/(decrease) in net assets resulting from investment operations         0.97            (0.01)            0.79
Distributions:
Dividends from net investment income                                              (0.61)           (0.48)           (0.53)
Distributions in excess of net investment income                                     --            (0.02)              --
Distributions from capital                                                           --            (0.02)              --
Total distributions                                                               (0.61)           (0.52)           (0.53)
Net asset value, end of year                                                  $    9.84        $    9.48        $   10.01
Total return++                                                                    10.48%          (0.11)%            8.26%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  169,291       $  176,712       $  201,738
Ratio of operating expenses to average net assets                                  0.56%            0.50%            0.37%
Ratio of net investment income to average net assets                               6.32%            5.23%            5.27%
Portfolio turnover rate                                                             224%             293%             121%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                   0.86%            0.82%            0.79%
Net investment income per share without waivers and/or reimbursements        $     0.58       $     0.47       $     0.48

                                                                                  PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.09
Net realized and unrealized gain/(loss) on investments                            (0.25)
Net increase/(decrease) in net assets resulting from investment operations        (0.16)
Distributions:
Dividends from net investment income                                              (0.09)
Distributions in excess of net investment income                                     --
Distributions from capital                                                           --
Total distributions                                                               (0.09)
Net asset value, end of year                                                  $    9.75
Total return++                                                                    (1.58)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $  190,680
Ratio of operating expenses to average net assets                                  0.30%+
Ratio of net investment income to average net assets                               5.54%+
Portfolio turnover rate                                                              45%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                   0.90%+
Net investment income per share without waivers and/or reimbursements        $     0.08



  * Nations Short-Term Income Fund Primary A Shares commenced operations on September 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS DIVERSIFIED INCOME FUND

                                                                                   YEAR              YEAR
                                                                                  ENDED             ENDED             YEAR
PRIMARY A SHARES                                                                 11/30/95         11/30/94#      ENDED 11/30/93#
Operating performance:
Net asset value, beginning of year                                             $    9.67         $   10.88          $    9.97
Net investment income                                                               0.73              0.74               0.78
Net realized and unrealized gain/(loss) on investments                              1.15             (1.06)              0.91
Net increase/(decrease) in net assets resulting from investment operations          1.88             (0.32)              1.69
Distributions:
Dividends from net investment income                                               (0.73)            (0.74)             (0.78)
Distributions in excess of net investment income                                      --             (0.00)(a)             --
Distributions from net realized capital gains                                         --             (0.15)                --
Total distributions                                                                (0.73)            (0.89)             (0.78)
Net asset value, end of year                                                   $   10.82         $    9.67          $   10.88
Total return++                                                                     20.11%            (3.05)%            17.40%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $    64,800       $    22,298       $     28,553
Ratio of operating expenses to average net assets                                   0.80%             0.74%              0.55%
Ratio of net investment income to average net assets                                7.03%             7.31%              7.02%
Portfolio turnover rate                                                               96%              144%                86%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                    0.93%             0.95%              0.95%
Net investment income per share without waivers and/or reimbursements        $      0.72       $      0.72       $       0.70

                                                                                  PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.06
Net realized and unrealized gain/(loss) on investments                            (0.03)
Net increase/(decrease) in net assets resulting from investment operations         0.03
Distributions:
Dividends from net investment income                                              (0.06)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.06)
Net asset value, end of year                                                  $    9.97
Total return++                                                                     0.32%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $   23,962
Ratio of operating expenses to average net assets                                  0.25%+
Ratio of net investment income to average net assets                               7.76%+
Portfolio turnover rate                                                              46%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                   0.85%+
Net investment income per share without waivers and/or reimbursements        $     0.05



  * Nations Diversified Income Fund Primary A Shares commenced operations on October 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


 (a) Value represents less than $0.01 per share.


NATIONS STRATEGIC FIXED INCOME FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                              $    9.32        $   10.55        $    9.94
Net investment income                                                                0.59             0.53             0.56
Net realized and unrealized gain/(loss) on investments                               0.90            (0.89)            0.62
Net increase/(decrease) in net assets resulting from investment operations           1.49            (0.36)            1.18
Distributions:
Dividends from net investment income                                                (0.59)           (0.51)           (0.56)
Distributions in excess of net investment income                                       --            (0.02)              --
Distributions from net realized capital gains                                          --            (0.34)           (0.01)
Total distributions                                                                 (0.59)           (0.87)           (0.57)
Net asset value, end of year                                                    $   10.22        $    9.32        $   10.55
Total return++                                                                      16.45%           (3.58)%          12.05%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                              $ 823,098        $ 550,697        $ 545,538
Ratio of operating expenses to average net assets                                    0.71%            0.68%            0.61%
Ratio of net investment income to average net assets                                 6.05%            5.43%            5.40%
Portfolio turnover rate                                                               228%             307%             161%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                     0.81%            0.76%            0.77%
Net investment income per share without waivers and/or reimbursements           $    0.58        $    0.52        $    0.55

                                                                                  PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.05
Net realized and unrealized gain/(loss) on investments                            (0.06)
Net increase/(decrease) in net assets resulting from investment operations        (0.01)
Distributions:
Dividends from net investment income                                              (0.05)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.05)
Net asset value, end of year                                                  $    9.94
Total return++                                                                    (0.11)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $ 581,329
Ratio of operating expenses to average net assets                                  0.26%+
Ratio of net investment income to average net assets                               6.15%+
Portfolio turnover rate                                                              12%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                   0.86%+
Net investment income per share without waivers and/or reimbursements         $    0.04



  * Nations Strategic Fixed Income Fund Primary A Shares commenced operations on October 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS GLOBAL GOVERNMENT INCOME FUND


                                                                                 PERIOD
                                                                                  ENDED
                                                                                 9/30/95*
PRIMARY A SHARES                                                                (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                            $   10.00
Net investment income/(loss)                                                         0.13
Net realized and unrealized gain/(loss) on investments                               0.04
Net increase/(decrease) in net assets resulting from investment operations           0.17
Distributions:
Dividends from net investment income                                                (0.13)
Total Distributions                                                                 (0.13)
Net asset value, end of period                                                  $   10.04
Total return++                                                                       1.69%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                            $  20,402
Ratio of operating expenses to average net assets                                    1.30%
Ratio of net investment income/(loss) to average net assets                          5.61%
Portfolio turnover rate                                                               104%




  * Nations Global Government Income Fund Primary A Shares commenced operations on June 30, 1995.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


NATIONS MUNICIPAL INCOME FUND

                                                                   YEAR             YEAR              YEAR              YEAR
                                                                   ENDED            ENDED            ENDED             ENDED
PRIMARY A SHARES                                                 11/30/95         11/30/94          11/30/93          11/30/92
Operating performance:
Net asset value, beginning of year                               $    9.64        $   11.33       $   10.65        $   10.25
Net investment income                                                 0.59             0.57            0.59             0.59
Net realized and unrealized gain/(loss) on investments                1.44            (1.44)           0.72             0.41
Net increase/(decrease) in net assets resulting from
  investment operations                                               2.03            (0.87)           1.31             1.00
Distributions:
Dividends from net investment income                                 (0.59)           (0.57)          (0.59)           (0.59)
Distributions in excess of net investment income                        --            (0.00)#            --               --
Distributions from net realized capital gains                           --            (0.25)          (0.04)           (0.01)
Total distributions                                                  (0.59)           (0.82)          (0.63)           (0.60)
Net asset value, end of year                                     $   11.08        $    9.64       $   11.33        $   10.65
Total return++                                                       21.55%           (8.17)%         12.54%            9.97%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                               $  68,836        $  59,279       $  88,386        $  62,387
Ratio of operating expenses to average net assets                     0.60%            0.61%           0.52%            0.43%
Ratio of operating expenses to average net asset including
  interest expense                                                      --(a)          0.62%             --               --
Ratio of net investment income to average net assets                  5.63%            5.42%           5.24%            5.51%
Portfolio turnover rate                                                 49%              63%             48%              19%
Ratio of operating expenses to average net assets without
  waivers                                                             0.88%            0.90%           0.84%            0.90%
Net investment income per share without waivers                  $    0.56        $    0.54       $    0.55        $    0.54

                                                                   PERIOD
                                                                   ENDED
PRIMARY A SHARES                                                 11/30/91*
Operating performance:
Net asset value, beginning of year                             $   10.00
Net investment income                                               0.52
Net realized and unrealized gain/(loss) on investments              0.25
Net increase/(decrease) in net assets resulting from
  investment operations                                             0.77
Distributions:
Dividends from net investment income                               (0.52)
Distributions in excess of net investment income                      --
Distributions from net realized capital gains                         --
Total distributions                                                (0.52)
Net asset value, end of year                                   $   10.25
Total return++                                                      7.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                             $  23,631
Ratio of operating expenses to average net assets                   0.20%+
Ratio of operating expenses to average net asset including
  interest expense                                                    --
Ratio of net investment income to average net assets                6.07%+
Portfolio turnover rate                                               54%
Ratio of operating expenses to average net assets without
  waivers                                                           0.88%+
Net investment income per share without waivers                $    0.45



  * Nations Municipal Income Fund Primary A Shares commenced operations on February 1, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-TERM MUNICIPAL INCOME FUND

                                                                                               YEAR             YEAR
                                                                                              ENDED             ENDED
PRIMARY A SHARES                                                                             11/30/95         11/30/94
Operating performance:
Net asset value, beginning of year                                                        $    9.69           $    9.96
Net investment income                                                                          0.44                0.38
Net realized and unrealized gain/(loss) on investments                                         0.34               (0.27)
Net increase in net assets resulting from investment operations                                0.78                0.11
Distributions:
Dividends from net investment income                                                          (0.44)              (0.38)
Distributions from net realized capital gains                                                    --               (0.00)#
Total distributions                                                                           (0.44)              (0.38)
Net asset value, end of year                                                              $   10.03           $    9.69
Total return++                                                                                 8.16%               1.09%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $  49,961           $  33,488
Ratio of operating expenses to average net assets                                              0.45%(a)            0.34%(a)
Ratio of net investment income to average net assets                                           4.38%               3.83%
Portfolio turnover rate                                                                          82%                 57%
Ratio of operating expenses to average net assets without waivers                              0.93%               0.80%
Net investment income per share without waivers                                           $    0.39           $    0.33

                                                                                              PERIOD
                                                                                               ENDED
PRIMARY A SHARES                                                                             11/30/93*
Operating performance:
Net asset value, beginning of year                                                           $   10.00
Net investment income                                                                             0.05
Net realized and unrealized gain/(loss) on investments                                           (0.04)
Net increase in net assets resulting from investment operations                                   0.01
Distributions:
Dividends from net investment income                                                             (0.05)
Distributions from net realized capital gains                                                       --
Total distributions                                                                              (0.05)
Net asset value, end of year                                                                 $    9.96
Total return++                                                                                    0.06%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                           $   5,999
Ratio of operating expenses to average net assets                                                 0.09%+
Ratio of net investment income to average net assets                                              3.16%+
Portfolio turnover rate                                                                             45%
Ratio of operating expenses to average net assets without waivers                                 1.04%+
Net investment income per share without waivers                                              $    0.04



  * Nations Short-Term Municipal Income Fund Primary A Shares commenced operations on October 7, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                                 YEAR             YEAR
                                                                                                 ENDED            ENDED
PRIMARY A SHARES                                                                               11/30/95         11/30/94
Operating performance:
Net asset value, beginning of year                                                             $    9.24        $   10.11
Net investment income                                                                               0.48             0.45
Net realized and unrealized gain/(loss) on investments                                              0.93            (0.86)
Net increase/(decrease) in net assets resulting from investment operations                          1.41            (0.41)
Distributions:
Dividends from net investment income                                                               (0.48)           (0.45)
Distributions in excess of net investment income                                                      --            (0.00)#
Distributions from net realized capital gains                                                         --            (0.01)
Total distributions                                                                                (0.48)           (0.46)
Net asset value, end of year                                                                   $   10.17        $    9.24
Total return++                                                                                     15.60%           (4.25)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                             $  73,897        $  38,055
Ratio of operating expenses to average net assets                                                   0.45%(a)         0.35%(a)
Ratio of net investment income to average net assets                                                4.91%            4.59%
Portfolio turnover rate                                                                               31%              51%
Ratio of operating expenses to average net assets without waivers                                   0.84%            0.88%
Net investment income per share without waivers                                                $    0.45        $    0.40

                                                                                                PERIOD
                                                                                                 ENDED
PRIMARY A SHARES                                                                               11/30/93*
Operating performance:
Net asset value, beginning of year                                                             $   10.00
Net investment income                                                                               0.14
Net realized and unrealized gain/(loss) on investments                                              0.11
Net increase/(decrease) in net assets resulting from investment operations                          0.25
Distributions:
Dividends from net investment income                                                               (0.14)
Distributions in excess of net investment income                                                      --
Distributions from net realized capital gains                                                         --
Total distributions                                                                                (0.14)
Net asset value, end of year                                                                   $   10.11
Total return++                                                                                      2.46%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                             $  28,335
Ratio of operating expenses to average net assets                                                   0.24%+
Ratio of net investment income to average net assets                                                4.07%+
Portfolio turnover rate                                                                               23%
Ratio of operating expenses to average net assets without waivers                                   0.96%+
Net investment income per share without waivers                                                $    0.12



  * Nations Intermediate Municipal Bond Fund Primary A Shares commenced operations on July 30, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                                 YEAR             YEAR
                                                                                                 ENDED            ENDED
PRIMARY A SHARES                                                                               11/30/95         11/30/94
Operating performance:
Net asset value, beginning of year                                                             $    9.61        $   10.50
Net investment income                                                                               0.48             0.45
Net realized and unrealized gain/(loss) on investments                                              1.02            (0.88)
Net increase/(decrease) in net assets resulting from investment operations                          1.50            (0.43)
Distributions:
Dividends from net investment income                                                               (0.48)           (0.45)
Distributions in excess of net investment income                                                      --            (0.00)#
Distributions from net realized gains                                                                 --            (0.01)
Total distributions                                                                                (0.48)           (0.46)
Net asset value, end of year                                                                   $   10.63        $    9.61
Total return++                                                                                     15.92%           (4.26)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                             $  44,038        $  42,717
Ratio of operating expenses to average net assets                                                   0.55%(a)         0.55%(a)
Ratio of net investment income to average net assets                                                4.70%            4.44%
Portfolio turnover rate                                                                               27%              34%
Ratio of operating expenses to average net assets without waivers                                   0.81%            0.76%
Net investment income per share without waivers                                                $    0.46        $    0.43

                                                                                                PERIOD
                                                                                                 ENDED
PRIMARY A SHARES                                                                               11/30/93*
Operating performance:
Net asset value, beginning of year                                                             $   10.00
Net investment income                                                                               0.44
Net realized and unrealized gain/(loss) on investments                                              0.50
Net increase/(decrease) in net assets resulting from investment operations                          0.94
Distributions:
Dividends from net investment income                                                               (0.44)
Distributions in excess of net investment income                                                      --
Distributions from net realized gains                                                                 --
Total distributions                                                                                (0.44)
Net asset value, end of year                                                                   $   10.50
Total return++                                                                                      9.50%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                             $  41,489
Ratio of operating expenses to average net assets                                                   0.44%+
Ratio of net investment income to average net assets                                                4.28%+
Portfolio turnover rate                                                                               15%
Ratio of operating expenses to average net assets without waivers                                   0.80%+
Net investment income per share without waivers                                                $    0.40



  * Nations Florida Intermediate Municipal Bond Fund Primary A Shares commenced operations on December 11, 1992.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS FLORIDA MUNICIPAL BOND FUND

                                                                                                                YEAR
                                                                                                                ENDED
PRIMARY A SHARES                                                                                              11/30/95
Operating performance:
Net asset value, beginning of year                                                                            $    8.40
Net investment income                                                                                              0.51
Net realized and unrealized gain/(loss) on investments                                                             1.36
Net increase/(decrease) in net assets resulting from investment operations                                         1.87
Dividends from net investment income                                                                              (0.51)
Net asset value, end of year                                                                                  $    9.76
Total return++                                                                                                    22.69%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                            $  11,219
Ratio of operating expenses to average net assets                                                                  0.39%(a)
Ratio of net investment income to average net assets                                                               5.44%
Portfolio turnover rate                                                                                              13%
Ratio of operating expenses to average net assets without waivers                                                  0.95%
Net investment income per share without waivers                                                               $    0.46

                                                                                                                 PERIOD
                                                                                                                  ENDED
PRIMARY A SHARES                                                                                                11/30/94*
Operating performance:
Net asset value, beginning of year                                                                             $    9.93
Net investment income                                                                                               0.49
Net realized and unrealized gain/(loss) on investments                                                             (1.53)
Net increase/(decrease) in net assets resulting from investment operations                                         (1.04)
Dividends from net investment income                                                                               (0.49)
Net asset value, end of year                                                                                   $    8.40
Total return++                                                                                                    (10.70)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                             $   4,258
Ratio of operating expenses to average net assets                                                                   0.21%+(a)
Ratio of net investment income to average net assets                                                                5.55%+
Portfolio turnover rate                                                                                               46%
Ratio of operating expenses to average net assets without waivers                                                   0.91%+
Net investment income per share without waivers                                                                $    0.43




  * Nations Florida Municipal Bond Fund Primary A Shares commenced operations on December 13, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                  YEAR             YEAR             YEAR
                                                                                  ENDED            ENDED            ENDED
PRIMARY A SHARES                                                                11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                              $    9.82        $   10.82        $   10.29
Net investment income                                                                0.50             0.49             0.50
Net realized and unrealized gain/(loss) on investments                               0.99            (0.98)            0.56
Net increase/(decrease) in net assets resulting from investment operations           1.49            (0.49)            1.06
Distributions:
Dividends from net investment income                                                (0.50)           (0.49)           (0.50)
Distributions in excess of net investment income                                       --            (0.00)#             --
Distributions from net realized capital gains                                          --            (0.02)           (0.03)
Total distributions                                                                 (0.50)           (0.51)           (0.53)
Net asset value, end of year                                                    $   10.81        $    9.82        $   10.82
Total return++                                                                      15.42%           (4.70)%          10.43%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                              $  40,383        $  33,111        $  30,738
Ratio of operating expenses to average net assets                                    0.55%            0.54%            0.46%
Ratio of operating expenses to average net assets including interest
  expense                                                                              --(a)          0.55%              --
Ratio of net investment income to average net assets                                 4.76%            4.74%            4.57%
Portfolio turnover rate                                                                17%              22%               6%
Ratio of operating expenses to average net assets without waivers                    0.80%            0.75%            0.77%
Net investment income per share without waivers                                 $    0.47        $    0.47        $    0.46

                                                                                  PERIOD
                                                                                  ENDED
PRIMARY A SHARES                                                                11/30/92*
Operating performance:
Net asset value, beginning of year                                            $   10.00
Net investment income                                                              0.41
Net realized and unrealized gain/(loss) on investments                             0.29
Net increase/(decrease) in net assets resulting from investment operations         0.70
Distributions:
Dividends from net investment income                                              (0.41)
Distributions in excess of net investment income                                     --
Distributions from net realized capital gains                                        --
Total distributions                                                               (0.41)
Net asset value, end of year                                                  $   10.29
Total return++                                                                     7.07%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $  20,584
Ratio of operating expenses to average net assets                                  0.20%+
Ratio of operating expenses to average net assets including interest
  expense                                                                            --
Ratio of net investment income to average net assets                               5.25%+
Portfolio turnover rate                                                              12%
Ratio of operating expenses to average net assets without waivers                  0.77%+
Net investment income per share without waivers                               $    0.37



  * Nations Georgia Intermediate Municipal Bond Fund Primary A Shares commenced operations on March 1, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating ratio was less than 0.01%.


NATIONS GEORGIA MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.38
Net investment income                                                                                            0.51
Net realized and unrealized gain/(loss) on investments                                                           1.34
Net increase/(decrease) in net assets resulting from investment operations                                       1.85
Dividends from net investment income                                                                            (0.51)
Net asset value, end of year                                                                                $    9.72
Total return++                                                                                                  22.48%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $   2,628
Ratio of operating expenses to average net assets                                                                0.40%(a)
Ratio of net investment income to average net assets                                                             5.42%
Portfolio turnover rate                                                                                            26%
Ratio of operating expenses to average net assets without waivers                                                1.09%
Net investment income per share without waivers                                                             $    0.44

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $   10.02
Net investment income                                                                                            0.46
Net realized and unrealized gain/(loss) on investments                                                          (1.64)
Net increase/(decrease) in net assets resulting from investment operations                                      (1.18)
Dividends from net investment income                                                                            (0.46)
Net asset value, end of year                                                                                $    8.38
Total return++                                                                                                 (12.07)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $     232
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.60%+
Portfolio turnover rate                                                                                            35%
Ratio of operating expenses to average net assets without waivers                                                1.04%+
Net investment income per share without waivers                                                             $    0.39




  * Nations Georgia Municipal Bond Fund Primary A Shares commenced operations on January 13, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND

                                                  YEAR              YEAR              YEAR              YEAR              YEAR
                                                 ENDED             ENDED             ENDED             ENDED             ENDED
PRIMARY A SHARES                                11/30/95          11/30/94          11/30/93          11/30/92          11/30/91
Operating performance:
Net asset value, beginning of year           $   10.00          $   11.09        $   10.72         $   10.44         $   10.21
Net investment income                             0.51               0.50             0.52              0.55              0.60
Net realized and unrealized gain/(loss) on
  investments                                     0.98              (0.99)            0.44              0.31              0.24
Net increase/(decrease) in net assets
  resulting from investment operations            1.49              (0.49)            0.96              0.86              0.84
Distributions:
Dividends from net investment income             (0.51)             (0.50)           (0.52)            (0.55)            (0.60)
Distributions from net realized capital
  gains                                          (0.03)             (0.10)           (0.07)            (0.03)            (0.01)
Distributions in excess of net realized
  capital gains                                     --              (0.00)#             --                --                --
Total distributions                              (0.54)             (0.60)           (0.59)            (0.58)            (0.61)
Net asset value, end of year                 $   10.95          $   10.00        $   11.09         $   10.72         $   10.44
Total return++                                   15.16%             (4.64)%           9.11%             8.41%+++          8.46%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)           $  62,460          $  61,349        $  61,552         $  48,192         $  31,088
Ratio of operating expenses to average net
  assets                                          0.55%(a)           0.53%(a)         0.49%             0.39%             0.20%
Ratio of net investment income to average
  net assets                                      4.76%              4.73%            4.73%             5.12%             5.76%
Portfolio turnover rate                             11%                22%              26%               38%               26%
Ratio of operating expenses to average net
  assets without waivers                          0.80%              0.73%            0.73%             0.78%             0.71%
Net investment income per share without
  waivers                                    $    0.48          $    0.48        $    0.49         $    0.51         $    0.55

                                                 PERIOD
                                                 ENDED
PRIMARY A SHARES                               11/30/90*
Operating performance:
Net asset value, beginning of year           $   10.00
Net investment income                             0.16
Net realized and unrealized gain/(loss) on
  investments                                     0.21
Net increase/(decrease) in net assets
  resulting from investment operations            0.37
Distributions:
Dividends from net investment income             (0.16)
Distributions from net realized capital
  gains                                             --
Distributions in excess of net realized
  capital gains                                     --
Total distributions                              (0.16)
Net asset value, end of year                 $   10.21
Total return++                                    3.72%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of year (in 000's)           $  11,087
Ratio of operating expenses to average net
  assets                                          0.21%+
Ratio of net investment income to average
  net assets                                      6.12%+
Portfolio turnover rate                             49%
Ratio of operating expenses to average net
  assets without waivers                          0.84%+
Net investment income per share without
  waivers                                    $    0.13



  * Nations Maryland Intermediate Municipal Bond Fund Primary A Shares commenced operations on September 1, 1990.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS MARYLAND MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.37
Net investment income                                                                                            0.48
Net realized and unrealized gain/(loss) on investments                                                           1.26
Net increase/(decrease) in net assets resulting from investment operations                                       1.74
Dividends from net investment income                                                                            (0.48)
Net asset value, end of year                                                                                $    9.63
Total return++                                                                                                  21.23%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $   2,595
Ratio of operating expenses to average net assets                                                                0.40%
Ratio of net investment income to average net assets                                                             5.14%
Portfolio turnover rate                                                                                            11%
Ratio of operating expenses to average net assets without waivers                                                1.26%
Net investment income per share without waivers                                                             $    0.40

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $    8.90
Net investment income                                                                                            0.11
Net realized and unrealized gain/(loss) on investments                                                          (0.53)
Net increase/(decrease) in net assets resulting from investment operations                                      (0.42)
Dividends from net investment income                                                                            (0.11)
Net asset value, end of year                                                                                $    8.37
Total return++                                                                                                  (4.89)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $      39
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.48%+
Portfolio turnover rate                                                                                            39%
Ratio of operating expenses to average net assets without waivers                                                1.30%+
Net investment income per share without waivers                                                             $    0.09




  * Nations Maryland Municipal Bond Fund Primary A Shares commenced operations on September 20, 1994.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                               YEAR              YEAR
                                                                                              ENDED             ENDED
PRIMARY A SHARES                                                                             11/30/95          11/30/94
Operating performance:
Net asset value, beginning of year                                                        $    9.53         $   10.46
Net investment income                                                                          0.45              0.44
Net realized and unrealized gain/(loss) on investments                                         0.99             (0.88)
Net increase/(decrease) in net assets resulting from investment operations                     1.44             (0.44)
Distributions:
Dividends from net investment income                                                          (0.45)            (0.44)
Distributions in excess of net investment income                                              (0.00)#              --
Distributions from net realized capital gains                                                 (0.01)            (0.05)
Total distributions                                                                           (0.46)            (0.49)
Net asset value, end of year                                                              $   10.51         $    9.53
Total return++                                                                                15.41%            (4.34)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $  20,916         $  14,148
Ratio of operating expenses to average net assets                                              0.57%(a)          0.55%(a)
Ratio of net investment income to average net assets                                           4.47%             4.38%
Portfolio turnover rate                                                                          57%               37%
Ratio of operating expenses to average net assets without waivers                              0.84%             0.82%
Net investment income per share without waivers                                           $    0.43         $    0.42

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY A SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of year                                                          $   10.00
Net investment income                                                                            0.43
Net realized and unrealized gain/(loss) on investments                                           0.46
Net increase/(decrease) in net assets resulting from investment operations                       0.89
Distributions:
Dividends from net investment income                                                            (0.43)
Distributions in excess of net investment income                                                   --
Distributions from net realized capital gains                                                      --
Total distributions                                                                             (0.43)
Net asset value, end of year                                                                $   10.46
Total return++                                                                                   9.03%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                          $  11,814
Ratio of operating expenses to average net assets                                                0.42%+
Ratio of net investment income to average net assets                                             4.23%+
Portfolio turnover rate                                                                            29%
Ratio of operating expenses to average net assets without waivers                                0.85%+
Net investment income per share without waivers                                             $    0.39



  * Nations North Carolina Intermediate Municipal Bond Fund Primary A Shares commenced operations on December 11, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Amount represents less than $0.01 per share.


 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS NORTH CAROLINA MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.36
Net investment income                                                                                            0.50
Net realized and unrealized gain/(loss) on investments                                                           1.37
Net increase/(decrease) in net assets resulting from investment operations                                       1.87
Dividends from net investment income                                                                            (0.50)
Net asset value, end of year                                                                                $    9.73
Total return++                                                                                                  22.87%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $   1,293
Ratio of operating expenses to average net assets                                                                0.38%(a)
Ratio of net investment income to average net assets                                                             5.43%
Portfolio turnover rate                                                                                            40%
Ratio of operating expenses to average net assets without waivers                                                0.96%
Net investment income per share without waivers                                                             $    0.45

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $   10.06
Net investment income                                                                                            0.45
Net realized and unrealized gain/(loss) on investments                                                          (1.70)
Net increase/(decrease) in net assets resulting from investment operations                                      (1.25)
Dividends from net investment income                                                                            (0.45)
Net asset value, end of year                                                                                $    8.36
Total return++                                                                                                 (12.65)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                          $     531
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.53%+
Portfolio turnover rate                                                                                            29%
Ratio of operating expenses to average net assets without waivers                                                0.92%+
Net investment income per share without waivers                                                             $    0.40




  * Nations North Carolina Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

                                                                                YEAR              YEAR              YEAR
                                                                               ENDED             ENDED             ENDED
PRIMARY A SHARES                                                              11/30/95          11/30/94          11/30/93
Operating performance:
Net asset value, beginning of year                                         $    9.76         $   10.61          $   10.18
Net investment income                                                           0.51              0.50               0.50
Net realized and unrealized gain/(loss) on investments                          0.93             (0.84)              0.43
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    1.44             (0.34)              0.93
Distributions:
Dividends from net investment income                                           (0.51)            (0.50)             (0.50)
Distributions in excess of net investment income                                  --             (0.00)#               --
Distributions from net realized capital gains                                     --             (0.01)                --
Total distributions                                                            (0.51)            (0.51)             (0.50)
Net asset value, end of year                                               $   10.69         $    9.76          $   10.61
Total return++                                                                 15.02%            (3.37)%             9.32    %
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $   45,255        $   49,030        $    56,995
Ratio of operating expenses to average net assets                               0.55%(a)          0.54%(a)           0.45    %
Ratio of net investment income to average net assets                            4.92%             4.82%              4.68    %
Portfolio turnover rate                                                           11%               30%                11    %
Ratio of operating expenses to average net assets without waivers               0.75%             0.75%              0.75    %
Net investment income per share without waivers                           $     0.49        $     0.48        $      0.47

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.47
Net realized and unrealized gain/(loss) on investments                          0.18
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.65
Distributions:
Dividends from net investment income                                           (0.47)
Distributions in excess of net investment income                                  --
Distributions from net realized capital gains                                     --
Total distributions                                                            (0.47)
Net asset value, end of year                                               $   10.18
Total return++                                                                  6.62%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $   39,535
Ratio of operating expenses to average net assets                               0.20%+
Ratio of net investment income to average net assets                            4.11%+
Portfolio turnover rate                                                            7%
Ratio of operating expenses to average net assets without waivers               0.74%+
Net investment income per share without waivers                           $     0.42



  * Nations South Carolina Intermediate Municipal Bond Fund Primary A Shares commenced operations on January 6, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.65
Net investment income                                                                                            0.52
Net realized and unrealized gain/(loss) on investments                                                           1.34
Net increase/(decrease) in net assets resulting from investment operations                                       1.86
Dividends from net investment income                                                                            (0.52)
Net asset value, end of year                                                                                $    9.99
Total return++                                                                                                  21.99%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $       1,782
Ratio of operating expenses to average net assets                                                                0.40%(a)
Ratio of net investment income to average net assets                                                             5.44%
Portfolio turnover rate                                                                                            13%
Ratio of operating expenses to average net assets without waivers                                                1.08%
Net investment income per share without waivers                                                         $        0.46

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $   10.02
Net investment income                                                                                            0.48
Net realized and unrealized gain/(loss) on investments                                                          (1.37)
Net increase/(decrease) in net assets resulting from investment operations                                      (0.89)
Dividends from net investment income                                                                            (0.48)
Net asset value, end of year                                                                                $    8.65
Total return++                                                                                                  (9.12)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $         400
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.48%+
Portfolio turnover rate                                                                                            14%
Ratio of operating expenses to average net assets without waivers                                                1.12%+
Net investment income per share without waivers                                                         $        0.41




  * Nations South Carolina Municipal Bond Fund Primary A Shares commenced operations on December 27, 1993.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND

                                                                                               YEAR               YEAR
                                                                                               ENDED              ENDED
PRIMARY A SHARES                                                                             11/30/95           11/30/94
Operating performance:
Net asset value, beginning of year                                                           $    9.30          $   10.18
Net investment income                                                                             0.46               0.45
Net realized and unrealized gain/(loss) on investments                                            0.93              (0.87)
Net increase/(decrease) in net assets resulting from investment operations                        1.39              (0.42)
Distributions:
Dividends from net investment income                                                             (0.46)             (0.45)
Distributions in excess of net investment income                                                    --              (0.00)#
Distributions from net realized capital gains                                                       --              (0.01)
Total distributions                                                                              (0.46)             (0.46)
Net asset value, end of year                                                                 $   10.23          $    9.30
Total return++                                                                                   15.22%             (4.24)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                       $       7,160      $       4,116
Ratio of operating expenses to average net assets                                                 0.57%              0.52%
Ratio of operating expenses including interest expense                                              --(a)            0.53%
Ratio of net investment income to average net assets                                              4.65%              4.56%
Portfolio turnover rate                                                                             34%                41%
Ratio of operating expenses to average net assets without waivers                                 0.92%              0.89%
Net investment income per share without waivers                                          $        0.43      $        0.41

                                                                                              PERIOD
                                                                                               ENDED
PRIMARY A SHARES                                                                             11/30/93*
Operating performance:
Net asset value, beginning of year                                                           $   10.06
Net investment income                                                                             0.29
Net realized and unrealized gain/(loss) on investments                                            0.12
Net increase/(decrease) in net assets resulting from investment operations                        0.41
Distributions:
Dividends from net investment income                                                             (0.29)
Distributions in excess of net investment income                                                    --
Distributions from net realized capital gains                                                       --
Total distributions                                                                              (0.29)
Net asset value, end of year                                                                 $   10.18
Total return++                                                                                    4.09%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                       $       2,123
Ratio of operating expenses to average net assets                                                 0.27%+
Ratio of operating expenses including interest expense                                              --
Ratio of net investment income to average net assets                                              4.31%+
Portfolio turnover rate                                                                             16%
Ratio of operating expenses to average net assets without waivers                                 0.94%+
Net investment income per share without waivers                                          $        0.24



  * Nations Tennessee Intermediate Municipal Bond Fund Primary A Shares commenced operations on April 13, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS TENNESSEE MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.58
Net investment income                                                                                            0.52
Net realized and unrealized gain/(loss) on investments                                                           1.29
Net increase/(decrease) in net assets resulting from investment operations                                       1.81
Dividends from net investment income                                                                            (0.52)
Net asset value, end of year                                                                                $    9.87
Total return++                                                                                                  21.52%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $         768
Ratio of operating expenses to average net assets                                                                0.40%(a)
Ratio of net investment income to average net assets                                                             5.49%
Portfolio turnover rate                                                                                            45%
Ratio of operating expenses to average net assets without waivers                                                1.27%
Net investment income per share without waivers                                                         $        0.44

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $    9.59
Net investment income                                                                                            0.39
Net realized and unrealized gain/(loss) on investments                                                          (1.01)
Net increase/(decrease) in net assets resulting from investment operations                                      (0.62)
Dividends from net investment income                                                                            (0.39)
Net asset value, end of year                                                                                $    8.58
Total return++                                                                                                  (6.66)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $         311
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.56%+
Portfolio turnover rate                                                                                            38%
Ratio of operating expenses to average net assets without waivers                                                1.20%+
Net investment income per share without waivers                                                         $        0.32




  * Nations Tennessee Municipal Bond Fund Primary A Shares commenced operations on March 2, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND

                                                                                               YEAR              YEAR
                                                                                              ENDED             ENDED
PRIMARY A SHARES                                                                             11/30/95          11/30/94
Operating performance:
Net asset value, beginning of year                                                        $    9.53         $   10.35
Net investment income                                                                          0.46              0.44
Net realized and unrealized gain/(loss) on investments                                         0.83             (0.79)
Net increase/(decrease) in net assets resulting from investment operations                     1.29             (0.35)
Distributions:
Dividends from net investment income                                                          (0.46)            (0.44)
Distributions in excess of net investment income                                                 --             (0.00)#
Distributions from net realized capital gains                                                    --             (0.03)
Total distributions                                                                           (0.46)            (0.47)
Net asset value, end of year                                                              $   10.36         $    9.53
Total return++                                                                                13.83%            (3.48)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                       $   26,382        $   24,066
Ratio of operating expenses to average net assets                                              0.57%(a)          0.55%(a)
Ratio of net investment income to average net assets                                           4.62%             4.40%
Portfolio turnover rate                                                                          64%               61%
Ratio of operating expenses to average net assets without waivers                              0.83%             0.78%
Net investment income per share without waivers                                          $     0.44        $     0.42

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY A SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of year                                                          $   10.00
Net investment income                                                                            0.41
Net realized and unrealized gain/(loss) on investments                                           0.35
Net increase/(decrease) in net assets resulting from investment operations                       0.76
Distributions:
Dividends from net investment income                                                            (0.41)
Distributions in excess of net investment income                                                   --
Distributions from net realized capital gains                                                      --
Total distributions                                                                             (0.41)
Net asset value, end of year                                                                $   10.35
Total return++                                                                                   7.72%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                       $     31,875
Ratio of operating expenses to average net assets                                                0.44%+
Ratio of net investment income to average net assets                                             4.43%+
Portfolio turnover rate                                                                            63%
Ratio of operating expenses to average net assets without waivers                                0.82%+
Net investment income per share without waivers                                          $       0.38



  * Nations Texas Intermediate Municipal Bond Fund Primary A Shares commenced operations on January 12, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


NATIONS TEXAS MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.39
Net investment income                                                                                            0.50
Net realized and unrealized gain/(loss) on investments                                                           1.31
Net increase/(decrease) in net assets resulting from investment operations                                       1.81
Dividends from net investment income                                                                            (0.50)
Net asset value, end of year                                                                                $    9.70
Total return++                                                                                                  22.09%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $       4,613
Ratio of operating expenses to average net assets                                                                0.39%(a)
Ratio of net investment income to average net assets                                                             5.45%
Portfolio turnover rate                                                                                            50%
Ratio of operating expenses to average net assets without waivers                                                1.05%
Net investment income per share without waivers                                                         $        0.44

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $   10.01
Net investment income                                                                                            0.42
Net realized and unrealized gain/(loss) on investments                                                          (1.62)
Net increase/(decrease) in net assets resulting from investment operations                                      (1.20)
Dividends from net investment income                                                                            (0.42)
Net asset value, end of year                                                                                $    8.39
Total return++                                                                                                 (12.21)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $       2,285
Ratio of operating expenses to average net assets                                                                0.22%+(a)
Ratio of net investment income to average net assets                                                             5.52%+
Portfolio turnover rate                                                                                           107%
Ratio of operating expenses to average net assets without waivers                                                1.06%+
Net investment income per share without waivers                                                         $        0.35




  * Nations Texas Municipal Bond Fund Primary A Shares commenced operations on February 3, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                     YEAR             YEAR             YEAR             YEAR             YEAR
                                     ENDED            ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                   11/30/95         11/30/94         11/30/93         11/30/92         11/30/91
Operating performance:
Net asset value, beginning of
  year                           $    9.94         $   10.99         $   10.59      $   10.34        $   10.14
Net investment income                 0.51              0.50              0.48           0.54             0.58
Net realized and unrealized
  gain/(loss) on investments          0.89             (0.96)             0.42           0.29             0.21
Net increase/(decrease) in net
  assets resulting from
  investment operations               1.40             (0.46)             0.90           0.83             0.79
Distributions:
Dividends from net investment
  income                             (0.51)            (0.50)            (0.48)         (0.54)           (0.58)
Distributions from net
  realized capital gains             (0.00)#           (0.09)            (0.02)         (0.04)           (0.01)
Distributions in excess of net
  realized capital gains                --             (0.00)#              --             --               --
Total distributions                  (0.51)            (0.59)            (0.50)         (0.58)           (0.59)
Net asset value, end of year         10.83         $    9.94         $   10.99      $   10.59        $   10.34
Total return++                       14.39%            (4.35)%            9.08%          8.28%+++         8.04%+++
Ratios to average net assets/
  supplemental data:
Net assets, end of year (in
  000's)                         $ 157,252         $ 167,405         $ 193,084      $ 157,773        $ 119,757
Ratio of operating expenses to
  average net assets                  0.56%(a)          0.61%(a)          0.57%         0.56%             0.45%
Ratio of net investment income
  to average net assets               4.87%             4.76%             4.80%         5.17%             5.67%
Portfolio turnover rate                 22%               14%               26%           13%               24%
Ratio of operating expenses to
  average net assets without
  waivers                             0.74%             0.73%             0.69%         0.68%             0.73%
Net investment income per
  share without waivers          $    0.49         $    0.49         $    0.47      $    0.53        $    0.55

                                      YEAR             PERIOD
                                     ENDED             ENDED
PRIMARY A SHARES                    11/30/90         11/30/89*
Operating performance:
Net asset value, beginning of
  year                           $   10.08         $   10.00
Net investment income                 0.61              0.12
Net realized and unrealized
  gain/(loss) on investments          0.11              0.03
Net increase/(decrease) in net
  assets resulting from
  investment operations               0.72              0.15
Distributions:
Dividends from net investment
  income                             (0.66)            (0.07)
Distributions from net
  realized capital gains                --                --
Distributions in excess of net
  realized capital gains                --                --
Total distributions                  (0.66)            (0.07)
Net asset value, end of year     $   10.14         $   10.08
Total return++                        7.41%+++          1.46%+++
Ratios to average net assets/
  supplemental data:
Net assets, end of year (in
  000's)                         $  75,962         $  46,560
Ratio of operating expenses to
  average net assets                  0.26%             0.16%+
Ratio of net investment income
  to average net assets               6.09%             6.09%+
Portfolio turnover rate                 19%               12%
Ratio of operating expenses to
  average net assets without
  waivers                             0.80%             0.81%+
Net investment income per
  share without waivers          $    0.55         $    0.08



  * Nations Virginia Intermediate Municipal Bond Fund Primary A Shares commenced operations on September 20, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Amount represents less than $0.01 per share.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VIRGINIA MUNICIPAL BOND FUND

                                                                                                              YEAR
                                                                                                              ENDED
PRIMARY A SHARES                                                                                            11/30/95
Operating performance:
Net asset value, beginning of year                                                                          $    8.29
Net investment income                                                                                            0.51
Net realized and unrealized gain/(loss) on investments                                                           1.33
Net increase/(decrease) in net assets resulting from investment operations                                       1.84
Dividends from net investment income                                                                            (0.51)
Net asset value, end of year                                                                                $    9.62
Total return++                                                                                                  22.63%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $       3,527
Ratio of operating expenses to average net assets                                                                0.39%(a)
Ratio of net investment income to average net assets                                                             5.51%
Portfolio turnover rate                                                                                            16%
Ratio of operating expenses to average net assets without waivers                                                1.04%
Net investment income per share without waivers                                                         $        0.46

                                                                                                             PERIOD

                                                                                                              ENDED

PRIMARY A SHARES                                                                                            11/30/94*

Operating performance:
Net asset value, beginning of year                                                                          $   10.00
Net investment income                                                                                            0.45
Net realized and unrealized gain/(loss) on investments                                                          (1.71)
Net increase/(decrease) in net assets resulting from investment operations                                      (1.26)
Dividends from net investment income                                                                            (0.45)
Net asset value, end of year                                                                                $    8.29
Total return++                                                                                                 (12.86)%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                      $         432
Ratio of operating expenses to average net assets                                                                0.21%+(a)
Ratio of net investment income to average net assets                                                             5.52%+
Portfolio turnover rate                                                                                            61%
Ratio of operating expenses to average net assets without waivers                                                0.99%+
Net investment income per share without waivers                                                         $        0.38




  * Nations Virginia Municipal Bond Fund Primary A Shares commenced operations on January 11, 1994.

  + Annualized.
 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 (a) The effect of interest expense on the operating expense ratio was less than 0.01%.


   Objectives

MONEY MARKET FUNDS:

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.


NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



NATIONS TAX EXEMPT FUND: Nations Tax Exempt Fund's investment objective is to seek as high a level of current interest income exempt from Federal income taxes as is consistent with liquidity and stability of principal.


EQUITY FUNDS:


NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



NATIONS EQUITY INCOME FUND: Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.

NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.



NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



NATIONS EQUITY INDEX FUND: The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").(1) The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.


BALANCED FUND:


NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among

(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.

three major asset groups: common stocks, fixed income securities, and cash equivalents.

BOND FUNDS:


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be between two and seven years.



NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than four years.



NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will not exceed three years. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than seven years.



NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be 10 years or less.

NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.


NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND AND NATIONS INTERMEDIATE MUNICIPAL BOND FUND: The investment objective of Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund is to seek a high level of current interest income that is exempt from Federal income taxes. Such Funds invest primarily in investment grade obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from Federal income tax ("Municipal Securities").


Nations Intermediate Municipal Bond Fund's investment objective is to seek higher than money market yields by investing primarily in intermediate-term, investment grade Municipal Securities which make interest payments that are exempt from Federal income taxes.



During normal market conditions, at least 80% of the total assets of Nations Municipal Income Fund and Nations Intermediate Municipal Bond Fund will be invested in Municipal Securities with remaining maturities of 40 years or less. Under normal market conditions, it is expected that the average weighted maturity of Nations Municipal Income Fund's portfolio will be greater than 10 years. Under normal market conditions, it is expected that the average weighted maturity of Nations Intermediate Municipal Bond Fund's portfolio will be between three and ten years. Under normal market conditions, it is expected that the average weighted maturity of Nations Short-Term Municipal Income Fund's portfolio will not exceed three years.



NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND, NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND AND NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE INTERMEDIATE MUNICIPAL BOND FUNDS," AND NATIONS FLORIDA MUNICIPAL BOND FUND, NATIONS GEORGIA MUNICIPAL BOND FUND, NATIONS MARYLAND MUNICIPAL BOND FUND, NATIONS NORTH CAROLINA MUNICIPAL BOND FUND, NATIONS SOUTH CAROLINA MUNICIPAL BOND FUND, NATIONS TENNESSEE MUNICIPAL BOND FUND, NATIONS TEXAS MUNICIPAL BOND FUND AND NATIONS VIRGINIA MUNICIPAL BOND FUND, SOMETIMES COLLECTIVELY REFERRED TO AS THE "STATE MUNICIPAL BOND FUNDS": As described below, each of these Funds seeks to provide investors with as high a level of income exempt from Federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Each Fund also seeks to provide a maximum level of income which is exempt from the personal income taxes, if any, for resident shareholders of the Fund's respective state.



Nations Florida Intermediate Municipal Bond Fund's and Nations Florida Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income and the Florida state intangibles tax, consistent with relative stability of principal. Nations Georgia Intermediate Municipal Bond Fund's and Nations Georgia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and Georgia state income taxes and state intangibles taxes, consistent with relative stability of principal. Nations Maryland Intermediate Municipal Bond Fund's and Nations Maryland Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Maryland state income taxes, consistent with relative stability of principal. Nations North Carolina Intermediate Municipal Bond Fund's and Nations North Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal and North Carolina state income taxes, consistent with the relative stability of principal. Nations South Carolina Intermediate Municipal Bond Fund's and Nations South Carolina Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and South Carolina state income taxes, consistent with relative stability of principal. Nations Tennessee Intermediate Municipal Bond Fund's and Nations Tennessee Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Tennessee state income taxes, consistent with relative stability of principal. Nations Texas Intermediate Municipal Bond Fund's and Nations Texas Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from Federal income tax, consistent with the relative stability of principal. Nations Virginia Intermediate Municipal Bond Fund's and Nations Virginia Municipal Bond Fund's investment objective is to seek a high level of current interest income exempt from both Federal and Virginia state income taxes, consistent with relative stability of principal.

Each of the above State Intermediate Municipal Bond Funds and State Municipal Bond Funds operates as a non-diversified fund (except to the extent diversification is required for Federal income tax purposes). For these tax purposes, with respect to 50% of the value of its assets, each Fund invests no more than 5% of such assets in securities of a single issuer (except the U.S. Government or its agencies or instrumentalities). Each Fund may not invest more than 25% of its assets in the securities of a single issuer. The average dollar weighted effective maturity of each of the State Intermediate Municipal Bond Funds will be between three and ten years, except during temporary defensive periods. The average dollar weighted effective maturity of the State Municipal Bond Funds will be at least five years, except during temporary defensive periods. The value of the Funds' portfolios can be expected to vary inversely with changes in prevailing interest rates.

   How Objectives Are Pursued

MONEY MARKET FUNDS:


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Some U.S. Government Obligations are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"). Some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). U.S. Government Obligations also include U.S. Treasury Obligations, which differ only in their interest rates, maturities and times of issuance. The Fund also may invest in bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."



NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."



NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."



NATIONS TAX EXEMPT FUND: In pursuing its investment objective, the Fund invests in a diversified portfolio of obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax ("Municipal Securities"). The Fund will not knowingly purchase securities the interest on which is subject to such tax. A portion of the Fund's assets, however, may be invested in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax. See "How Dividends and Distributions Are Made; Tax Information."



The Fund invests in Municipal Securities which are determined to present minimal credit risks and which at the time of purchase are considered to be of "high quality" -- E.G., rated "AA" or higher by Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA"), or Thomson BankWatch, Inc. ("BankWatch"), or "Aa" or higher by Moody's Investors Service, Inc. ("Moody's"), in the case of bonds; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, "SP-1" by S&P, or "MIG-1" by Moody's in the case of notes; rated "D-1" or higher by D&P, "F-1" or higher by Fitch, or "VMIG-1" by Moody's in the case of variable-rate demand notes; or rated "D-1" or higher by D&P, "F-1" or higher by Fitch,

"A-1" or higher by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. D&P, Fitch, S&P, Moody's, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by Nations Fund Trust's Board of Trustees. The applicable Municipal Securities ratings are described in "Appendix B."


The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Prospectus and the related SAI. The non-governmental user of facilities financed by private activity bonds also is considered to be an "issuer." For more information concerning Municipal Securities, see "Appendix A -- Municipal Securities."


The Fund may hold uninvested cash reserves pending investment, during temporary defensive periods, or if, in the opinion of the Adviser, desirable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income. As a matter of fundamental policy, under normal market conditions, at least 80% of the Fund's net assets will be invested in Municipal Securities. Investments in private activity bonds, the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not be treated as Municipal Securities in determining whether the Fund is in compliance with this 80% requirement. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. For more information concerning the Fund's investments, see "Appendix A."


EQUITY FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price-to-earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index; (Bullet) five years of stable or increasing dividends;
(Bullet) established operating histories; and
(Bullet) strong balance sheets and other favorable financial characteristics.


To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed-income securities (corporate, government and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.


The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.


In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts. For additional information concerning the Fund's investment practices, see "Appendix A."


NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:


(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and
(Bullet) above average return on equity relative to the S&P 500 Index.

In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.


In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.



In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information con-cerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser, as investment adviser, believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.



In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.



The Fund may invest up to 10% of its total assets in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.



NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.



The Adviser generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.

Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securities and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.


The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX. The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.


The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 13, 1996, approximately 81% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 46% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 13, 1996, the five largest companies in the Index were: General Electric (2.7%), American Telephone & Telegraph (2.2%), Exxon Corporation (2.1%), Coca-Cola (2.1%) and Merck (1.7%). The largest industry categories were: consumer non-durables (32.7%), finance (14.1%), utilities (12.5%), materials and services (11.3%) and technology (10.8%).


GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund also may invest in restricted, private placement and other illiquid securities. Each Equity Fund (except Nations Equity Index Fund) also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation. High quality companies with strong long term fundamentals and earnings growth potential, trading at reasonable market valuations, offer the best total return potential among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with favorable industry positioning and strong management teams. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.


The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's,

IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant. For additional information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors and engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:

NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: The Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations or "CMOs", real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.



NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. For a more detailed description of the investment practices of this Fund, see "Appendix A".


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.



NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and the FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.")



The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed- and variable-rate bonds; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G.

rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."



Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.



Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.


Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.


NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND AND NATIONS INTERMEDIATE MUNICIPAL BOND FUND: Under normal market conditions, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 65% of the total value of their assets in Municipal Securities which will be rated investment grade at the time of purchase by at least one of the following: D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by a Fund. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" for a description of these rating designations.



Up to 35% of the assets of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund may be invested in lower-quality Municipal Securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment and assurance of interest and principal payment over any long period of time may be small. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."


During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by a Fund include short-term U.S. Government Obligations; repurchase agreements; and short-term debt securities. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix
A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds may hold uninvested cash reserves pending investment or during defensive periods. The value of a Fund's portfolio generally will vary inversely with changes in prevailing interest rates. For additional information concerning the Funds' investment practices, see "Appendix A."



STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND STATE MUNICIPAL BOND FUNDS: Under normal market conditions, at least 65% of the total value of the assets of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will be invested in municipal bonds, and substantially all of each Fund's assets will be invested in debt instruments issued by or on behalf of the pertinent state and its political subdivisions, agencies, instrumentalities and authorities ("Municipal Securities"). Dividends paid by each of these Funds which are derived from interest attributable to tax-exempt obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, as well as certain other governmental issuers such as Puerto Rico, will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state. Texas and Florida do not impose a state income tax; however, Florida and Georgia do impose a state intangibles tax. Dividends derived from interest on obligations of other governmental issuers will be exempt from regular Federal income tax, but generally will be subject to state income tax (with the exception of Texas and Florida). (See "How Dividends And Distributions are Made; Tax Information.") During normal market conditions and as a matter of fundamental investment policy, each of these Funds will invest at least 80% of its total net assets in obligations the interest on which will be exempt from regular Federal income tax and (with the exception of Texas and Florida) the income tax of the pertinent state.



Municipal Securities acquired by the Funds will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch or, if unrated, determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired by the Funds. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.


The Funds also may invest in Municipal Securities with stated maturities of less than one year, which are determined to present minimal credit risks and which at the time of purchase are considered to be of high quality, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities, and the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from regular Federal income tax.


During temporary defensive periods, the Funds may invest in short-term taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Taxable obligations that may be acquired by the Funds include short-term U.S. Government Obligations; repurchase agreements; options; and futures contracts. Under normal market conditions, each Fund's investments in taxable obligations and private activity bonds (see "Appendix A -- Municipal Securities"), the interest on which may be treated as a specific tax preference item under the Federal alternative minimum tax, will not exceed 20% of its total assets at the time of purchase. The Funds also may hold uninvested cash reserves pending investment or during defensive periods. For additional information concerning the Funds' investment practices, see "Appendix A."



GENERAL: Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Each of those Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may engage in reverse repurchase agreements and dollar roll transactions. The Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.


SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.


Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.


The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.


Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.


Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.

PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's annual portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Since each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds invests primarily in securities issued by entities located in a single state, such Funds are more susceptible to changes in value due to political or economic changes affecting that state or its subdivisions.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objectives and do not unduly increase the Funds' exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs. Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


Nations Prime Fund, Nations Treasury Fund, Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund and Nations Short-Term Municipal Income Fund may not:


     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

The Nations Global Government Income Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

In addition, as a matter of non-fundamental policy, the Nations Tax Exempt Fund may not purchase any securities other than obligations the interest on which is exempt from Federal income tax and stand-by commitments with respect to such obligations.


Also, as a matter of fundamental policy, except during defensive periods, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income tax and the pertinent state's income taxes (with the exception of Texas and Florida). Similarly, as a matter of fundamental policy, except during defensive periods, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund and Nations Intermediate Municipal Bond Fund will invest at least 80% of their respective total net assets in Municipal Securities the interest on which is exempt from Federal income taxes. For purposes of these fundamental policies, private activity bonds are included in the term "Municipal Securities" only if the interest paid thereon is exempt from Federal income tax and not treated as a specific tax preference item under the Federal alternative minimum tax.


The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


In order for the Money Market Funds to value their investments on the basis of amortized cost, investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund (except Nations Tax Exempt Fund) may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.


   How Performance Is Shown


MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares and Nations Tax Exempt Fund also may advertise the tax-equivalent yield of a class of shares. YIELD, EFFECTIVE YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of each class of shares in Nations Tax Exempt Fund shows the level of taxable yield needed to produce an after-tax equivalent to such class's tax-free yield. This is done by increasing the class's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.


NON-MONEY MARKET FUNDS: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the

State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may advertise the tax-equivalent yield of a class of shares. TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.


Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE ADVISER OR THE FUNDS.


                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
PACIFIC EX-JAPAN COMPOSITE               March 31, 1995*
One Year                                      4.90%
Three Year                                    24.50%
Five Year                                     15.70%
Since Inception on January 1,
  1988                                        22.20%

[CAPTION]

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50%)    20.30%     21.10%     106.90%   (15.10%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
EMERGING MARKETS COMPOSITE               March 31, 1995*

One Year                                     (24.40%)
Since Inception on January 1,
  1993                                        9.60%

Annual
Total
Returns*

   1993         1994
  73.90%      (20.20%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                   Average Annual Total Return
                                    for the Periods Indicated
GLOBAL GOVERNMENT BOND EX-U.K.               through
  COMPOSITE*                             March 31, 1995**

One Year                                      7.90%
Three Year                                    9.40%
Since Inception on September 1,
  1990                                        11.40%

[CAPTION]

Annual Total Returns**
   1991         1992         1993         1994
  19.30%        3.30%       13.50%       (2.40%)


 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J. P. Morgan Global Government Bond Index, would not have materially affected their total returns.


** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.


Set forth below is the average annual total return and the annual total return for Nations International Equity Fund for the periods ending March 31, 1995:


                                   Average Annual Total Return
                                    for the Periods Indicated
NATIONS INTERNATIONAL EQUITY                 through
  FUND                                    March 31, 1995

One Year                                      1.22%
Three Year                                    6.98%
Since Inception on December 2,
  1991                                        5.30%

[CAPTION]

Annual Total Returns
   1992         1993         1994
  (8.57%)      27.21%        2.60%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


The "tax-equivalent yield" of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds also may be quoted from time to time, which shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal income tax at a stated tax rate.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Primary A Shares, the Money Market Funds offer Primary B, Investor A, Investor B, Investor C and Investor D Shares. In addition to Primary A Shares, the Non-Money Market Funds offer Primary B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Institution, as defined below.


   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser. TradeStreet is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina Corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Compagnie de Suez and affiliated entities (collectively, "Compagnie de Suez") own 75% of the equity of Gartmore plc. On February 19, 1996, it was announced that National Westminster Bank plc ("NatWest"), one of the world's largest commercial and investment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and (2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders (collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibilities. As of February 19, 1996, NatWest had assets under management of approximately $47 billion.



The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds and Nations Tax Exempt Fund, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first $250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; 0.40% of the average daily net assets of each of Nations Government Money Market Fund and Nations Tax Exempt Fund; 0.50% of the average daily net assets of each of the Nations Equity Index Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund and the State Intermediate Municipal Bond Funds; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund and the State Municipal Bond Funds; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; 0.65% of the first $100 million of Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.


For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.055% of Nations Prime Fund's, Nations Treasury Fund's, Nations Government Money Market Fund's and Nations Tax Exempt Fund's average daily net assets; 0.20% of Nations Equity Income Fund's average daily net assets; 0.10% of Nations Equity Index Fund's average daily net assets; 0.25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; 0.15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's and Nations Strategic Fixed Income Fund's average daily net assets; and 0.07% of Nations Municipal Income Fund's, Nations Short-Term Municipal Income Fund's, Nations Intermediate Municipal Bond Fund's, Nations Florida Municipal Bond Fund's, Nations Georgia Municipal Bond Fund's, Nations Maryland Municipal Bond Fund's, Nations North Carolina Municipal Bond Fund's, Nations South Carolina Municipal Bond Fund's, Nations Tennessee Municipal Bond Fund's, Nations Texas Municipal Bond Fund's, Nations Virginia Municipal Bond Fund's, Nations Florida Intermediate Municipal Bond Fund's, Nations Georgia Intermediate Municipal Bond Fund's, Nations Maryland Intermediate Municipal Bond Fund's, Nations North Carolina Intermediate Municipal Bond Fund's, Nations South Carolina Intermediate Municipal Bond Fund's, Nations Tennessee Intermediate Municipal Bond Fund's, Nations Texas Intermediate Municipal Bond Fund's and Nations Virginia Intermediate Municipal Bond Fund's average daily net assets.



For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets and 0.54% of Nations Global Government Income Fund's average daily net assets. Although the advisory fees for Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NBAI (and/or TradeStreet and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Government Money Market Fund -- 0.16%; Nations Tax Exempt Fund -- 0.17%; Nations Value Fund -- 0.75%; Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.70%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income
Fund -- 0.30%; Nations Diversified Income Fund -- 0.50%; Nations Strategic Fixed Income Fund -- 0.50%; Nations Municipal Income Fund -- 0.35%; Nations Short-Term Municipal Income Fund -- 0.07%; Nations Intermediate Municipal Bond
Fund -- .15%; Nations Florida Intermediate Municipal Bond Fund -- 0.27%; Nations Florida Municipal Bond Fund -- 0.09%; Nations Georgia Intermediate Municipal Bond Fund -- 0.28%; Nations Georgia Municipal Bond Fund -- 0%; Nations Maryland Intermediate Municipal Bond Fund -- 0.28%; Nations Maryland Municipal Bond
Fund -- 0%; Nations North Carolina Intermediate Municipal Bond Fund -- 0.26%; Nations North Carolina Municipal Bond Fund -- .07%; Nations South Carolina Intermediate Municipal Bond Fund -- 0.31%; Nations South Carolina Municipal Bond Fund -- 0%; Nations Tennessee Intermediate Municipal Bond Fund -- 0.18%; Nations Tennessee Municipal Bond Fund -- 0%; Nations Texas Intermediate Municipal Bond Fund -- 0.27%; Nations Texas Municipal Bond Fund -- .01%; Nations Virginia Intermediate Municipal Bond Fund -- 0.33%; and Nations Virginia Municipal Bond Fund -- .02%. For the fiscal year ended November 30, 1995, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.05% of the Fund's average daily net assets.



For the fiscal year ended November 30, 1995, NationsBank reimbursed advisory fees at the indicated rates of the following Funds' average daily net assets:
Nations Georgia Municipal Bond Fund -- 0.02%; Nations Maryland Municipal Bond Fund -- 0.16%; Nations South Carolina Municipal Bond Fund -- 0.01%; Nations Tennessee Municipal Bond Fund -- 0.19%.



For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rates of the following Funds' average daily net assets: Nations

Prime Fund -- 0.13%; Nations Treasury Fund -- 0.16%; Nations Government Securities Fund -- 0.46%; Nations Equity Income Fund -- 0.68%; and Nations International Equity Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid the prior sub-adviser for Nations International Equity Fund 0.38% of the Fund's average daily net assets.


Melinda Allen Crosby is a Product Manager, Municipal Fixed Income Management for TradeStreet and is Portfolio Manager for Nations Tax Exempt Fund. She has been Portfolio Manager for Nations Tax Exempt Fund since 1991. She has worked in the investment community since 1973. Her past experience includes consulting and municipal credit analysis for NationsBank Capital Markets. Ms. Crosby received a B.A. in Business Administration from the University of North Carolina at Charlotte and an M.B.A. from the McColl School of Business, Queens College. She was a founding member and past president of the Southern Municipal Finance Society and participated in the establishment of the National Federation of Municipal Analysts.



Sandra L. Duck is a Product Manager, Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Previously she was Vice President and Portfolio Manager for NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms Duck graduated from King's College.



Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund. He has been Portfolio Manager for Nations Equity Index Fund since 1993. Previously he was Vice President and Structured Products Manager for NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager of the Nations Prime since 1988. Previously she was Vice President and Senior Portfolio Manager for NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Sharon M. Herrmann, CFA, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager of Nations Value Fund since 1989. Previously she was Senior Vice President and Portfolio Manager for NationsBank. Ms. Herrmann has worked for NationsBank since 1981 where her responsibilities included fund management and portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been the Portfolio Manager for Nations Equity Income Fund since 1991. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Stephen Watson has been Principal Portfolio Manager for Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.



Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. He has been Portfolio Manager for Nations Emerging Markets Fund since 1995. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.



Seok Teoh is Principal Portfolio Manager for Nations Pacific Growth Fund. She has been Portfolio Manager for Nations Pacific Growth Fund since 1995. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.


Philip J. Sanders, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Edward E. (Jack) Smiley, Jr., CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund. Mr. Smiley has been the Portfolio Manager for Nations Emerging Growth Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1968. His past experience includes management consulting and portfolio management for Interfirst Investment Management, Merrill Lynch and Dean Witter. Mr. Smiley received a B.B.A. in Management from Southern Methodist University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the Dallas Association of Investment Analysts.



Jeffery C. Moser, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been Portfolio Manager of the Nations Disciplined Equity Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Moser has worked for NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Julie L. Hale, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Previously she was Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.



Mark Rimmer is the Principal Portfolio Manager for Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He has been Portfolio Manager for Nations Global Government Income Fund since 1995. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.



Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.



Mark S. Ahnrud, CFA, is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been the Portfolio Manager for the Nations Diversified Income Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Ahnrud has worked for NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson

College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund. Mr. Swaim has been Portfolio Manager for the Funds since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



Michele M. Poirier is a Senior Product Manager, Municipal Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund and Nations South Carolina Municipal Bond Fund. Ms. Poirier has been Portfolio Manager for Nations Municipal Income Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, and South Carolina Intermediate Municipal Bond Fund since 1992. She has been Portfolio Manager for the other Funds since 1993. Previously she was Senior Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1974. Her past experience includes serving as Director of Trading, Institutional Sales, and Municipal Trader for Financial Service Corporation, Bankers Trust Company and The Robinson-Humphrey Company respectively. Ms. Poirier received a B.B.A. in Marketing from Georgia State University.



Mathew M. Kiselak is a Product Manager, Municipal Fixed Income Management for TradeStreet and Portfolio Manager for Nations Short-Term Municipal Income Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund and Nations Texas Municipal Bond Fund. Mr. Kiselak has been Portfolio Manager for Nations North Carolina Intermediate Municipal Bond Fund and Nations North Carolina Municipal Bond Fund since 1995. He has been Portfolio Manager for the other Funds since 1994. Previously he was Vice President and Portfolio Manager for NationsBank. He has worked in the investment community since 1987. His past experience includes Portfolio Manager and Municipal Credit Analysis for Reich & Tang Inc. Mr. Kiselak received a B.A. in Economics from Pace University.



John C. Kohl is a Director of Municipal Fixed Income Management and Municipal Fixed Income Management for TradeStreet. He is responsible for overseeing all municipal product management and is the Senior Portfolio Manager for Nations Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund and Nations Virginia Municipal Bond Fund. Mr. Kohl has been Portfolio Manager for the Funds since 1994. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Kohl has worked in the investment community since 1979. His past experience includes serving as Chief Investment Officer for London Pacific Life & Annuity, Team Leader and Portfolio Manager for Harris Trust and Savings Bank, and Management Consultant for asset-liability of Continental Bank. Mr. Kohl received a joint B.A. in Economics and North American Studies from McGill University.



David M. Hetherington, CFA, is a Director of TradeStreet and Managing Director of Fixed Income Management. Mr. Hetherington is responsible for overseeing all fixed income product management and is Senior Portfolio Manager for Nations Short-Term Income Fund. Mr. Hetherington has been Portfolio Manager for Nations Short-Term Income Fund since 1995. Previously he was Senior Vice President and Director of Fixed Income for NationsBank. Mr. Hetherington has worked in the investment community since 1975. His past experience includes working as a portfolio manager, a trust investment officer and a securities analyst for First Citizens Bank and Deposit Guarantee as well as working as an Economist for the U.S. Department of Labor in the Bureau of Labor Statistics. Mr. Hetherington received a B.A. in Economics from Duke University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.



For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Diversified Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund -- 0.07%; Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund and Nations Strategic Fixed Income Fund -- 0.10%; Nations South Carolina Intermediate Municipal Bond Fund and Nations Virginia Intermediate Municipal Bond Fund -- 0.09%.


For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of the following Funds: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Trust Shares of the Funds.



Bank of New York, Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.



First Data serves as the Transfer Agent for each of the Fund's Trust Shares. NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Bank of New York, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas, which also serves as the sub-transfer agent for each Fund's Trust Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it acts as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and (iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Trust Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from First Data of $251,000.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Tax Exempt Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund, Nations Strategic Fixed Income Fund, Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, Nations Virginia Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Municipal Bond Fund, Nations Maryland Municipal Bond Fund, Nations North Carolina Municipal Bond Fund, Nations South Carolina Municipal Bond Fund, Nations Tennessee Municipal Bond Fund, Nations Texas Municipal Bond Fund and Nations Virginia Municipal Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See Nations Fund Trust's SAI for examples of when the 1940 Act requires voting by fund.

As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.


NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a con-
trolling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations
Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Primary A Shares may be purchased through trust organizations, fee-based planners and institutional retirement plans ("Institutions") that have entered into selling agreements with Stephens.



Primary A Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares.


Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

Nations Fund reserves the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.



EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


Institutions are responsible for transmitting orders for purchases by their Customers, and delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.


EFFECTIVE TIME OF PURCHASES -- NON-MONEY MARKET FUNDS: Purchase orders for Primary A Shares in the Non-Money Market Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to thesending Institution. Primary Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.



Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.


   How To Redeem Shares


Customers may redeem all or part of their Primary A Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.



With respect to the Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), and payment will normally be wired the same day to the Institutions. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund) for execution on that Business Day.


With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.


Nations Fund may redeem a shareholder's Primary Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Primary Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


   How To Exchange Shares


The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.



The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.



Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.



Provided your Institution allows telephone exchanges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.



Primary A Shares may be exchanged by directing a request directly to the Institution through which the original Primary A Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.


   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS


MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 3:00 p.m., Eastern time (1:00 p.m., Eastern time, with respect to Nations Tax Exempt Fund and Nations Government Money Market Fund), on the day of declaration. Primary A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Primary A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.



NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each calendar quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.


Primary A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary A Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.



The net asset value of Primary A Shares in the Non-Money Market Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Primary A Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.


TAX INFORMATION


Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)



Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.



Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each

Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.


NATIONS TAX EXEMPT FUND, NATIONS MUNICIPAL INCOME FUND, NATIONS SHORT-TERM MUNICIPAL INCOME FUND, NATIONS INTERMEDIATE MUNICIPAL BOND FUND, THE STATE INTERMEDIATE MUNICIPAL BOND FUNDS AND THE STATE MUNICIPAL BOND FUNDS


As regulated investment companies, each of these Funds is entitled to pass through to their shareholders tax-exempt interest income ("exempt-interest dividends") subject to certain conditions which these Funds intend to satisfy. To the extent that any of these Funds earn taxable income or realize long-term capital gains, distributions to shareholders from such sources will be subject to Federal income tax. The policy of Nations Municipal Income Fund, Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds is to pay to their shareholders an amount equal to at least 90% of their exempt-interest income net of certain deductions and 90% of their investment company taxable income. Nations Tax Exempt Fund does not intend to earn investment company taxable income or long-term capital gains. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their Federal gross income under Section 103(a) of the Code unless, under the circumstances applicable to the particular shareholder, the exclusion would be disallowed. (See Nations Fund Trust's SAI under "Additional Information Concerning Taxes.") Distributions of net investment income by Nations Tax Exempt Fund, Nations Municipal Income Fund, Nations Intermediate Municipal Bond Fund and Nations Short-Term Municipal Income Fund may be taxable to investors under state or local law even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.


If any of these Funds should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for Federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of 0.12% on the excess of the corporation's modified Federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.


With respect to the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds, it is anticipated that exempt-interest dividends derived from tax-exempt interest paid on municipal obligations of the pertinent state and that state's political subdivisions, agencies, instrumentalities and authorities, and certain other issuers, including Puerto Rico and Guam, will be exempt from state income tax with respect to those states which impose a state income tax. Florida and Texas do not impose income taxes, but Florida and Georgia impose a tax upon intangible personal property which may apply to shares of the Funds held by residents of those states. Florida has issued a Technical Assistance Advisement indicating that shares in the Nations Florida Intermediate Municipal Bond Fund and the Nations Florida Municipal Bond Fund will not be subject to Florida's intangibles tax, subject to certain requirements which these two Funds intend to satisfy. See Nations Fund Trust's SAI for further details about state tax treatment relevant to shareholders of these Funds.


In addition to annual disclosures as to Federal tax consequences of dividends and distributions, shareholders of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will also be advised as to the state tax consequences of dividends and distributions made each year.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



MORTGAGE-BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage backed securities, see the related SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.



Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).



Eurodollar, Yankee dollar, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, GICs and some commercial paper issued in reliance upon the exemption in
Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund, the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds may be subject to this limitation.



If otherwise consistent with their investments objective and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.

The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.



Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


Since each of the State Intermediate Municipal Bond Funds and the State Municipal Bond Funds will invest primarily in securities issued by issuers located in one state, each of these Funds is susceptible to changes in value due to political and economic factors affecting that state's issuers. A comparable municipal bond fund which is not concentrated in obligations issued by issuers located in one state would be less susceptible to these risks. If any issuer of securities held by one of these Funds is unable to meets its financial obligations, that Fund's income, capital, and liquidity may be adversely affected.

For the past forty years, the economy of the State of Florida has consisted primarily of tourism, retirement and agriculture. More recently, military and defense spending have fueled economic diversification as well as the aerospace industry, laser optics research, computer manufacturing and international trade and commerce. Currently, Moody's rates Florida's general obligation bonds "Aa", and S&P rates such bonds "AA".


The State of Georgia has a diversified economy, which has performed relatively well in recent years. Important industries in the state include pulp and paper products, agriculture and textiles. Currently, Moody's rates Georgia general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Maryland's leading areas of employment are services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, electronic equipment, industrial machinery, and transportation equipment). Maryland has a higher than average number of people employed by the Government. The Port of Baltimore is one of the larger international ports in the United States and in the world. Currently, Moody's rates Maryland general obligation bonds "Aaa" and S&P rates such bonds "AAA."


The State of North Carolina has an economic base consisting of a combination of manufacturing, services, agriculture and tourism. During the period from 1980 to 1993, the per capita income in the State grew from $7,999 to $18,702, an increase of 133.8%. During the same period, the state's labor force increased 24.5%. Currently, Moody's rates the state of North Carolina's general obligation bonds "Aaa" and S&P rates such bonds "AAA."



The State of South Carolina's economy has been dominated since the early 1920's by the textile industry, with over one-third of the manufacturing workers directly or indirectly related to the textile industry. The economic base of the state is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+."


The State of Tennessee has an economic base consisting primarily of manufacturing, services, agriculture and tourism. Currently, Moody's rates the State of Tennessee's general obligation bonds "Aaa" and S&P rates such bonds "AA+."

The State of Texas has long been identified with the oil and gas industry, but the Texas economy recently has become more diversified. Oil and gas related industries accounted for 27% of the state's total output of goods and services in 1981, but currently account for only 12% of the state's economy. Servicing sectors (which include transportation and public utilities; finance and insurance; trade; services; and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to contribute to Texas' future growth. Currently Moody's rates Texas general obligations bonds "Aa" and S&P rates such bonds "AA".

The Commonwealth of Virginia has a diversified economy with government, manufacturing, high technology (both manufacturing and non-manufacturing) industries, agriculture, mining, construction, services, and tourism all represented. Virginia also has benefited from its port facilities, a large number of federal government and military installations, and its proximity to Washington, D.C. Currently Moody's rates Virginia general obligation bonds "Aaa" and S&P rates such bonds "AAA."

There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. More detailed information about matters relating to each of the State Intermediate Municipal Bond Funds and State Municipal Bond Funds is contained in Nations Fund Trust's SAI.

OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


SHORT SALES: A short sale is the sale of a security that a Fund does not own. A short sale is "against the box" if at all times when the short position is open a Fund owns an equal amount of securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities sold short.

SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by the trust, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trust. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.

Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.



VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. When issues posses a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996


MONEY MARKET FUNDS
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market
  Fund
EQUITY FUNDS
Nations Value Fund
Nations Equity Income Fund
Nations International Equity Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund
BALANCED FUND
Nations Balanced Assets Fund
BOND FUNDS

Nations Short-Intermediate Government
  Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund
Nations Global Government Income
  Fund

 (Nations Fund logo appears here)

INVESTMENT ADVISER: NationsBanc Advisors, Inc.
SUB-INVESTMENT ADVISER: TradeStreet Investment Associates, Inc.
SUB-INVESTMENT ADVISER: Nations Gartmore Investment Management
DISTRIBUTOR: Stephens Inc.

  TR-96128-496

Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996



This Prospectus describes the investment portfolios listed in the column to the right (each a "Fund"), of the Nations Fund Family ("Nations Fund" or
"Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Primary A
Shares (formerly called Trust A Shares). The Nations
Disciplined Equity Fund was formerly called "Nations
Special Equity Fund."



NATIONS PRIME FUND, NATIONS TREASURY FUND AND
NATIONS GOVERNMENT MONEY MARKET FUND (THE "MONEY
MARKET FUNDS") SEEK TO MAINTAIN A NET ASSET VALUE OF
$1.00 PER SHARE. INVESTMENTS IN THESE FUNDS ARE
NEITHER INSURED NOR GUARANTEED BY THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THESE
FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET
VALUE OF $1.00 PER SHARE.



This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund Trust, Nations Fund, Inc. and Nations
Fund Portfolios, Inc. ("Nations Portfolios"), each an open-end investment management company, is contained in separate Statements of Additional
Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling Nations Fund at its address or telephone number shown below. The SAIs for Nations
Fund Trust, Nations Fund, Inc. and Nations
Portfolios, each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet
Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to certain of the Funds and Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the other
Funds. As used herein the "Adviser" shall mean NBAI, TradeStreet and/or Nations Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

MONEY MARKET FUNDS:
Nations Prime Fund
Nations Treasury Fund
Nations Government Money Market Fund

EQUITY FUNDS:
Nations Value Fund
Nations Equity Income Fund
Nations Emerging Markets Fund
Nations Pacific Growth Fund
Nations International Equity Fund
Nations Capital Growth Fund
Nations Emerging Growth Fund
Nations Disciplined Equity Fund
Nations Equity Index Fund

BALANCED FUND:
Nations Balanced Assets Fund

BOND FUNDS:
Nations Short-Intermediate Government Fund
Nations Government Securities Fund
Nations Short-Term Income Fund
Nations Diversified Income Fund
Nations Strategic Fixed Income Fund

Nations Global Government Income Fund


                                              For purchase, redemption and
                                              performance information
                                              call:
                                              1-800-626-2275

                                              Nations Fund
                                              c/o Stephens Inc.
                                              One NationsBank Plaza
                                              33rd Floor
                                              Charlotte, NC 28255

                                              (Nations Fund logo appears here)

  TR-96128-496

                            Table  Of  Contents

About The Funds

                            Prospectus Summary                                 3



                            Expenses Summary                                   6



                            Financial Highlights                               8



                            Objectives                                        22



                            How Objectives Are Pursued                        23



                            How Performance Is Shown                          36



                            How The Funds Are Managed                         38



                            Organization And History                          43


About Your
Investment



                            How To Buy Shares                                 45



                            How To Redeem Shares                              45



                            How To Exchange Shares                            46



                            How The Funds Value Their Shares                  47



                            How Dividends And Distributions Are Made;
                            Tax Information                                   47



                            Appendix A -- Portfolio Securities                49



                            Appendix B -- Description Of Ratings              57



                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
                            BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



(Bullet) MONEY MARKET FUNDS:



    (Bullet) Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



    (Bullet) Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



    (Bullet) Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.



(Bullet) EQUITY FUNDS:



    (Bullet) Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



    (Bullet) Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



    (Bullet) Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



   (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.



   (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).




   (Bullet) Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation.




  (Bullet) Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.




 (Bullet) Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



 (Bullet) The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

(Bullet) BALANCED FUND:



         (Bullet) Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capital. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.



(Bullet) BOND FUNDS:



         (Bullet) Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations.



        (Bullet) Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



        (Bullet) Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds.




       (Bullet) Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities.




      (Bullet) Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities.




      (Bullet) Nations Global Government Income Fund's investment objective is to seek current income. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.




(Bullet) RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix A -- Portfolio Securities."



         Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund."

(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. TradeStreet Investment Associates, Inc. provides sub-advisory services to certain of the Funds and Nations Gartmore Investment Management provides sub-advisory services to the other Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: The Equity Funds and the Balanced Fund declare and pay dividends from net investment income each calendar quarter. The Money Market Funds and the Bond Funds declare dividends daily and pay them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.



NATIONS FUND MONEY MARKET FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                          Nations Prime       Nations
                                                                                              Fund         Treasury Fund
Sales Load Imposed on Purchases                                                               None             None
Deferred Sales Load                                                                           None             None

                                                                                             Nations
                                                                                           Government
                                                                                          Money Market
                                                                                              Fund

Sales Load Imposed on Purchases                                                               None
Deferred Sales Load                                                                           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                                          Nations Prime       Nations
                                                                                              Fund         Treasury Fund

Management Fees (After Fee Waivers)1                                                          .14%             .14%
All Other Expenses (After Expense Reimbursements)                                             .16%             .16%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1                      .30%             .30%


                                                                                             Nations
                                                                                           Government
                                                                                          Money Market
                                                                                              Fund

Management Fees (After Fee Waivers)1                                                          .12%
All Other Expenses (After Expense Reimbursements)                                             .18%
Total Operating Expenses (After Fee Waivers and Expense Reimbursements)1                      .30%



1 See page 8 for a discussion of the actual expenses absent such fee waivers.



NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                                Nations                           Nations
                                                               Nations          Equity           Nations         Emerging
                                                                Value           Income        International       Markets
                                                                Fund             Fund          Equity Fund         Fund
Sales Load Imposed on Purchases                                 None             None             None             None
Deferred Sales Load                                             None             None             None             None

                                                               Nations
                                                               Pacific
                                                               Growth
                                                                Fund
Sales Load Imposed on Purchases                                 None
Deferred Sales Load                                             None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                                Nations                           Nations
                                                               Nations          Equity           Nations         Emerging
                                                                Value           Income        International       Markets
                                                                Fund             Fund          Equity Fund         Fund

Management Fees                                                 .75%             .70%             .90%             1.10%
All Other Expenses (After Expense Reimbursements)               .19%             .21%             .25%             .80%
Total Operating Expenses (After Expense Reimbursements)         .94%             .91%             1.15%            1.90%

                                                               Nations
                                                               Pacific
                                                               Growth
                                                                Fund

Management Fees                                                 .90%
All Other Expenses (After Expense Reimbursements)               .80%
Total Operating Expenses (After Expense Reimbursements)         1.70%

NATIONS FUND EQUITY/BALANCED FUNDS PRIMARY A SHARES


                                                                  Nations          Nations          Nations          Nations
                                                                  Capital         Emerging        Disciplined        Equity
                                                                  Growth           Growth           Equity            Index
                                                                   Fund             Fund             Fund             Fund
Sales Load Imposed on Purchases                                    None             None             None             None
Deferred Sales Load                                                None             None             None             None

                                                                  Nations
                                                                 Balanced
                                                                  Assets
                                                                   Fund
Sales Load Imposed on Purchases                                    None
Deferred Sales Load                                                None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                  Nations          Nations          Nations          Nations
                                                                  Capital         Emerging        Disciplined        Equity
                                                                  Growth           Growth           Equity            Index
                                                                   Fund             Fund             Fund             Fund

Management Fees (After Fee Waivers)1                               .75%             .75%             .75%             .10%
All Other Expenses                                                 .23%             .23%             .25%             .27%
Total Operating Expenses (After Fee Waivers)1                      .98%             .98%             1.00%            .37%

                                                                  Nations
                                                                 Balanced
                                                                  Assets
                                                                   Fund

Management Fees (After Fee Waivers)1                               .75%
All Other Expenses                                                 .24%
Total Operating Expenses (After Fee Waivers)1                      .99%



1 See page 8 for a discussion of the actual expenses absent such fee waivers.



NATIONS FUND BOND FUNDS PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES


                                               Nations Short-       Nations      Nations Short-
                                                Intermediate      Government          Term            Nations          Nations
                                                 Government       Securities         Income         Diversified    Strategic Fixed
                                                    Fund             Fund             Fund          Income Fund      Income Fund
Sales Load Imposed on Purchases                     None             None             None             None             None
Deferred Sales Load                                 None             None             None             None             None

                                                   Nations
                                                   Global
                                                 Government
                                                 Income Fund
Sales Load Imposed on Purchases                     None
Deferred Sales Load                                 None


ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average net assets)

                                               Nations Short-       Nations      Nations Short-
                                                Intermediate      Government          Term            Nations          Nations
                                                 Government       Securities         Income         Diversified    Strategic Fixed
                                                    Fund             Fund             Fund          Income Fund      Income Fund

Management Fees (After Fee Waivers)1                .40%             .50%             .30%             .50%             .50%
All Other Expenses (After Expense
  Reimbursements)                                   .20%             .30%             .26%             .30%             .21%
Total Operating Expenses (After Fee Waivers
  and Expense Reimbursements)1                      .60%             .80%             .56%             .80%             .71%

                                                   Nations
                                                   Global
                                                 Government
                                                 Income Fund

Management Fees (After Fee Waivers)1                .70%
All Other Expenses (After Expense
  Reimbursements)                                   .60%
Total Operating Expenses (After Fee Waivers
  and Expense Reimbursements)1                      1.30%



1 See page 8 for a discussion of the actual expenses absent fee waivers.


EXAMPLES:


You would pay the following expenses on a $1,000 investment in Primary A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


[CAPTION]


                                             Nations
                                           Government                      Nations        Nations                       Nations
               Nations        Nations         Money         Nations        Equity      International     Nations        Pacific
                Prime        Treasury        Market          Value         Income         Equity        Emerging        Growth
                Fund           Fund           Fund           Fund           Fund           Fund       Markets Fund       Fund

1 Year           $ 3            $ 3            $ 3           $ 10           $  9           $ 12            $19            $17
3 Years          $10            $10            $10           $ 30           $ 29           $ 37            $60            $54
5 Years          $17            $17            $17           $ 52           $ 50           $ 63            N/A            N/A
10 Years         $38            $38            $38           $115           $112           $140            N/A            N/A

               Nations        Nations
               Capital       Emerging
               Growth         Growth
                Fund           Fund
1 Year          $ 10           $ 10
3 Years         $ 31           $ 31
5 Years         $ 54           $ 54
10 Years        $120           $120


                                                                         Nations
                            Nations        Nations        Nations        Short-         Nations        Nations        Nations
                          Disciplined      Equity        Balanced     Intermediate    Government     Short-Term     Diversified
                            Equity          Index         Assets       Government     Securities       Income         Income
                             Fund           Fund           Fund           Fund           Fund           Fund           Fund
1 Year                       $ 10            $ 4           $ 10            $ 6            $ 8            $ 6            $ 8
3 Years                      $ 32            $12           $ 32            $19            $26            $18            $26
5 Years                      $ 55            $21           $ 55            $33            $44            $31            $44
10 Years                     $122            $47           $121            $75            $99            $70            $99

                            Nations        Nations
                           Strategic       Global
                             Fixed       Government
                            Income         Income
                             Fund           Fund
1 Year                        $ 7            $13
3 Years                       $23            $41
5 Years                       $40            N/A
10 Years                      $88            N/A



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. Except for Nations Emerging Markets Fund, Nations Global Government Income Fund and Nations Pacific Growth Fund, which fees and expenses are based on estimates, certain figures contained in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



Absent fee waivers and reimbursements, "Management Fees," "All Other Expenses" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Prime Fund -- .20%, .17% and .37%, respectively; Nations Treasury Fund -- .20%, .17% and .37%, respectively; Nations Government Money Market Fund -- .40%, .21% and .61%, respectively; Nations Government Securities Fund -- .64%,.31% and .95%, respectively; and Nations Diversified Income Fund -- .60%, .33% and .93%, respectively. Absent fee waivers,
"Management Fees" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows: Nations Equity Index Fund -- .50% and
 .77%, respectively; Nations Short-Intermediate Government Fund -- .60% and .80%, respectively; Nations Strategic Fixed Income Fund -- .60% and .81%, respectively; Nations Short-Term Income Fund -- .60% and .86%, respectively. Absent expense reimbursements, "All Other Expenses" and "Total Operating Expenses" for Primary A Shares of the indicated Fund would have been as follows:
Nations Equity Income Fund -- .22% and .92%, respectively; and Nations International Equity Fund -- .26% and 1.16%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited and, where indicated, unaudited financial information on the following pages has been derived from the financial statements of Nations Fund Trust and Nations Fund, Inc. Price Waterhouse LLP is the independent accountant to Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund Trust and Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. The financial information for Nations Portfolios have not been audited by Price Waterhouse LLP. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS PRIME FUND


                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95            5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $      1.00        $      1.00        $      1.00        $      1.00       $     1.00
Net investment income                     0.0288             0.0519             0.0318             0.0328           0.0506
Dividends from net investment
  income                                 (0.0288)           (0.0519)           (0.0318)           (0.0328)         (0.0506)
Net asset value, end of period       $      1.00        $      1.00        $      1.00        $      1.00       $     1.00
Total return++                              2.93%              5.32%              3.22%              3.33%            5.19%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $ 2,751,290        $ 2,873,096        $ 2,883,762        $ 1,156,266       $  500,476
Ratio of operating expenses to
  average net assets                        0.30%+             0.30%              0.30%              0.30%            0.30%
Ratio of net investment income to
  average net assets                        5.75%+             5.23%              3.20%              3.25%            5.03%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.37%+             0.38%              0.37%              0.36%            0.42%
Net investment income per share
  without waivers and/or
  reimbursements                     $    0.0285        $    0.0511        $    0.0311        $    0.0322       $   0.0494

                                         YEAR
                                         ENDED
PRIMARY A SHARES                        5/31/91
Operating performance:
Net asset value, beginning of
  period                            $     1.00
Net investment income                   0.0749
Dividends from net investment
  income                               (0.0749)
Net asset value, end of period      $     1.00
Total return++                            7.75%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)   $  574,993
Ratio of operating expenses to
  average net assets                      0.30%
Ratio of net investment income to
  average net assets                      7.47%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           0.44%
Net investment income per share
  without waivers and/or
  reimbursements                    $   0.0735


NATIONS PRIME FUND (CONT.)


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                              5/31/90          5/31/89          5/31/88
Operating performance:
Net asset value, beginning of period                                       $    1.00        $    1.00        $    1.00
Net investment income                                                         0.0855           0.0839           0.0675
Dividends from net investment income                                         (0.0855)         (0.0839)         (0.0675)
Net asset value, end of period                                             $    1.00        $    1.00        $    1.00
Total return++                                                                  8.88%+++         8.71%+++         6.94%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $ 433,298        $ 115,295        $ 264,063
Ratio of operating expenses to average net assets                               0.32%            0.35%            0.36%
Ratio of net investment income to average net assets                            8.43%            8.11%            6.73%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.50%+++         0.55%+++         0.56%+++
Net investment income per share without waivers and/or reimbursements      $  0.0731+++     $  0.0819+++     $  0.0655+++

                                                                              PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             5/31/87*
Operating performance:
Net asset value, beginning of period                                       $    1.00
Net investment income                                                         0.0277
Dividends from net investment income                                         (0.0277)
Net asset value, end of period                                             $    1.00
Total return++                                                                  2.79%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $ 252,562
Ratio of operating expenses to average net assets                               0.35%+
Ratio of net investment income to average net assets                            5.99%+
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.65%+++
Net investment income per share without waivers and/or reimbursements      $  0.0247+++



  * Nations Prime Fund Primary A Shares commenced operations on December 15,
    1986.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS TREASURY FUND


                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR               YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95            5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $      1.00       $      1.00        $      1.00        $      1.00        $      1.00
Net investment income                     0.0282            0.0494             0.0297             0.0307             0.0483
Dividends from net investment
  income                                 (0.0282)          (0.0494)           (0.0297)           (0.0307)           (0.0483)
Distribution from net realized
  capital gains                           --               (0.0000)**           --                 --                 --
Net asset value, end of period       $      1.00       $      1.00        $      1.00        $      1.00        $      1.00
Total return++                              2.85%             5.05%              2.99%              3.12%              4.95%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $ 2,725,471       $ 2,896,868        $ 2,679,992        $ 2,956,796        $ 1,094,741
Ratio of operating expenses to
  average net assets                        0.30%+            0.30%              0.30%              0.30%              0.29%
Ratio of net investment income to
  average net assets                        5.63%+            4.99%              2.97%              3.02%              4.82%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.36%+            0.35%              0.36%              0.36%              0.42%
Net investment income per share
  without waivers and/or
  reimbursements                     $    0.0279       $    0.0489        $    0.0292        $    0.0302        $    0.0470

                                         YEAR
                                         ENDED
PRIMARY A SHARES                        5/31/91
Operating performance:
Net asset value, beginning of
  period                            $     1.00
Net investment income                   0.0721
Dividends from net investment
  income                               (0.0721)
Distribution from net realized
  capital gains                           --
Net asset value, end of period      $     1.00
Total return++                            7.46%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)   $  955,186
Ratio of operating expenses to
  average net assets                      0.25%
Ratio of net investment income to
  average net assets                      7.04%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           0.43%
Net investment income per share
  without waivers and/or
  reimbursements                    $   0.0703


NATIONS TREASURY FUND (CONT.)


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                              5/31/90          5/31/89          5/31/88
Operating performance:
Net asset value, beginning of period                                       $    1.00        $    1.00        $    1.00
Net investment income                                                         0.0829           0.0802           0.0630
Dividends from net investment income                                         (0.0829)         (0.0802)         (0.0630)
Distributions from net realized capital gains                                     --               --               --
Net asset value, end of period                                             $    1.00        $    1.00        $    1.00
Total return++                                                                  8.61%+++         8.33%+++         6.49%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $ 392,843        $  90,946        $ 111,414
Ratio of operating expenses to average net assets                               0.25%            0.39%            0.38%
Ratio of net investment income to average net assets                            8.18%            7.93%            6.31%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.59%+++         0.58%+++         0.65%+++
Net investment income per share without waivers and/or reimbursements      $  0.0693+++     $  0.0783+++     $  0.0603+++

                                                                              PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             5/31/87*
Operating performance:
Net asset value, beginning of period                                       $    1.00
Net investment income                                                         0.0262
Dividends from net investment income                                         (0.0262)
Distributions from net realized capital gains                                     --
Net asset value, end of period                                             $    1.00
Total return++                                                                  2.64%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                                          $  66,221
Ratio of operating expenses to average net assets                               0.35%+
Ratio of net investment income to average net assets                            5.68%+
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.75%+++
Net investment income per share without waivers and/or reimbursements      $  0.0222+++



  * Nations Treasury Fund Primary A Shares commenced operations on December 15, 1986.

 ** Amount represents less than $0.0001.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GOVERNMENT MONEY MARKET FUND


                                                                YEAR             YEAR             YEAR             YEAR
                                                                ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                              11/30/95         11/30/94         11/30/93         11/30/92
Net asset value, beginning of year                           $    1.00        $    1.00        $    1.00       $    1.00
Net investment income                                           0.0558           0.0375           0.0294          0.0358
Distributions:
Dividends from net investment income                           (0.0558)         (0.0375)         (0.0294)        (0.0358)
Dividends from net realized gains                                   --          (0.0000)#             --              --
Total distributions                                            (0.0558)         (0.0375)         (0.0294)        (0.0358)
Net asset value, end of year                                 $    1.00        $    1.00        $    1.00       $    1.00
Total return++                                                    5.72%            3.84%            2.96%           3.63%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                              $ 332,895        $ 432,729        $ 475,180       $ 414,412
Ratio of operating expenses to average net assets                 0.30%            0.30%            0.30%           0.42%
Ratio of net investment income to average net assets              5.58%            3.79%            2.91%           3.55%
Ratio of operating expenses to average net assets without
  waivers                                                         0.57%            0.59%            0.56%           0.58%
Net investment income per share without waivers              $  0.0531        $  0.0347        $  0.0269       $  0.0341

                                                               PERIOD
                                                                ENDED
PRIMARY A SHARES                                              11/30/91*
Net asset value, beginning of year                          $    1.00
Net investment income                                          0.0571
Distributions:
Dividends from net investment income                          (0.0571)
Dividends from net realized gains                                  --
Total distributions                                           (0.0571)
Net asset value, end of year                                $    1.00
Total return++                                                   5.87%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (000's)                             $ 333,979
Ratio of operating expenses to average net assets                0.43%+
Ratio of net investment income to average net assets             5.49%+
Ratio of operating expenses to average net assets without
  waivers                                                        0.62%+
Net investment income per share without waivers             $  0.0551



  * Nations Government Money Market Fund Primary A Shares commenced operations on December 3, 1990.

  + Annualized.
 ++ Total return represents aggregate return for the periods indicated. +++ Unaudited.

  # Value represents less than $0.0001 per shares.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS VALUE FUND


                                  YEAR             YEAR             YEAR             YEAR              YEAR              YEAR
                                  ENDED            ENDED            ENDED            ENDED            ENDED             ENDED
PRIMARY A SHARES                11/30/95         11/30/94         11/30/93         11/30/92          11/30/91          11/30/90
Operating performance:
Net asset value, beginning
  of year                      $   12.98        $   13.74         $   12.45      $   11.16        $    9.71         $   10.04
Net investment income               0.27             0.24              0.24           0.28             0.34              0.35
Net realized and unrealized
  gain/(loss) on
  investments                       3.91            (0.23)             1.38           1.57             1.47             (0.36)
Net increase/(decrease) in
  net assets resulting from
  investment operations             4.18             0.01              1.62           1.85             1.81             (0.01)
Distributions:
Dividends from net
  investment income                (0.28)           (0.23)            (0.24)         (0.27)           (0.36)            (0.32)
Distributions from net
  realized capital gains           (0.67)           (0.54)            (0.09)         (0.29)              --                --
Total distributions                (0.95)           (0.77)            (0.33)         (0.56)           (0.36)            (0.32)
Net asset value, end of
  year                         $   16.21        $   12.98         $   13.74      $   12.45        $   11.16         $    9.71
Total return++                     34.53%           (0.08)%           13.19%         17.00%+++        18.79%+++         (0.16)%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in
  000's)                       $ 956,669        $ 799,743         $ 707,185      $ 282,138        $  82,360         $  19,769
Ratio of operating expenses
  to average net assets             0.94%            0.93%             0.96%          0.90%            0.53%             0.21%
Ratio of net investment
  income to average net
  assets                            1.90%            1.85%             1.98%          2.31%            3.33%             4.19%
Portfolio turnover rate               63%              75%               64%            60%              51%               24%
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements            0.94%            0.93%             0.97%          0.97%            0.99%             1.11%
Net investment income per
  share without waivers
  and/or expense
  reimbursements               $    0.27        $    0.24         $    0.24      $    0.27        $    0.30         $    0.26

                                  PERIOD
                                   ENDED
PRIMARY A SHARES                11/30/89*#
Operating performance:
Net asset value, beginning
  of year                      $   10.00
Net investment income               0.08
Net realized and unrealized
  gain/(loss) on
  investments                      (0.04)
Net increase/(decrease) in
  net assets resulting from
  investment operations             0.04
Distributions:
Dividends from net
  investment income                   --
Distributions from net
  realized capital gains              --
Total distributions                   --
Net asset value, end of
  year                         $   10.04
Total return++                      0.40%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of year (in
  000's)                       $   5,161
Ratio of operating expenses
  to average net assets             0.49%+
Ratio of net investment
  income to average net
  assets                            4.41%+
Portfolio turnover rate               --
Ratio of operating expenses
  to average net assets
  without waivers and/or
  expense reimbursements            1.41%+
Net investment income per
  share without waivers
  and/or expense
  reimbursements               $    0.06



  * Nations Value Fund Primary A Shares commenced operations on September 19, 1989.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INCOME FUND


                                      SIX MONTHS
                                         ENDED              YEAR               YEAR               YEAR                YEAR
                                       11/30/95             ENDED              ENDED              ENDED              ENDED
PRIMARY A SHARES                      (UNAUDITED)         05/31/95#           5/31/94            5/31/93            5/31/92
Operating performance:
Net asset value, beginning of
  period                             $     11.81        $    11.43         $    12.06          $    11.41        $   10.19
Net investment income                       0.19              0.42               0.38                0.37             0.34
Net realized and unrealized gain
  on investments                            0.84              1.11               0.22                1.08             1.25
Net increase in net assets
  resulting from investment
  operations                                1.03              1.53               0.60                1.45             1.59
Distributions:
Dividends from net investment
  income                                   (0.20)            (0.42)             (0.42)              (0.35)           (0.30)
Distributions from net realized
  capital gains                               --             (0.73)             (0.81)              (0.45)           (0.07)
Total distributions                        (0.20)            (1.15)             (1.23)              (0.80)           (0.37)
Net asset value, end of period       $     12.64        $    11.81         $    11.43          $    12.06        $   11.41
Total return++                              8.80%            14.79%              5.00%              13.30%           15.91%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $   275,586        $  283,082         $  225,740          $  175,949        $  18,104
Ratio of operating expenses to
  average net assets                        0.91%+            0.92%              0.94%               0.92%            1.10%
Ratio of net investment income to
  average net assets                        3.15%+            3.75%              3.41%               3.37%            3.15%
Portfolio turnover rate                       33%              158%               116%                 55%              84%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements             0.91%+            0.93%              0.95%               1.04%            2.21%
Net investment income per share
  without waivers and/or
  reimbursements                     $      0.18        $     0.42         $     0.38          $     0.36        $    0.22

                                         PERIOD
                                         ENDED
PRIMARY A SHARES                        5/31/91*
Operating performance:
Net asset value, beginning of
  period                             $   10.00
Net investment income                     0.05
Net realized and unrealized gain
  on investments                          0.14
Net increase in net assets
  resulting from investment
  operations                              0.19
Distributions:
Dividends from net investment
  income                                    --
Distributions from net realized
  capital gains                             --
Total distributions                       0.00
Net asset value, end of period       $   10.19
Total return++                            1.90%+++
Ratios to average net
  assets/supplemental data:
Net assets, end of period (000's)    $  10,194
Ratio of operating expenses to
  average net assets                      1.12%+
Ratio of net investment income to
  average net assets                      3.66%+
Portfolio turnover rate                      9%
Ratio of operating expenses to
  average net assets without
  waivers and/or reimbursements           1.80%+
Net investment income per share
  without waivers and/or
  reimbursements                     $  (0.06)



  * Nations Equity Income Fund Primary A Shares commenced operations on April 11, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND


                                                       SIX MONTHS
                                                          ENDED              YEAR               YEAR               YEAR
                                                        11/30/95             ENDED              ENDED              ENDED
PRIMARY A SHARES                                      (UNAUDITED)#         05/31/95#          5/31/94#           5/31/93#
Operating performance:
Net asset value, beginning of period                  $    11.75         $    12.06         $    10.60          $    10.40
Net investment income/(loss)                                0.07               0.14               0.09                0.09
Net realized and unrealized gain/(loss) on
  investments                                               0.70              (0.20)              1.44                0.21
Net increase/(decrease) in net assets resulting
  from investment operations                                0.77              (0.06)              1.53                0.30
Distributions:
Dividends from net investment income                          --              (0.03)             (0.05)              (0.08)
Distributions from net realized capital gains                 --              (0.12)             (0.02)              (0.02)
Distributions in excess of net realized capital
  gains                                                       --              (0.10)                --                  --
Total distributions                                           --              (0.25)             (0.07)              (0.10)
Net asset value, end of period                        $    12.52         $    11.75         $    12.06          $    10.60
Total return++                                              6.64%             (0.46)%            14.37%               3.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                     $  674,179         $  572,940         $  401,599          $  118,873
Ratio of operating expenses to average net assets           1.15%+             1.03%              1.17%               1.30%
Ratio of net investment income/(loss) to average
  net assets                                                0.83%+             1.17%              0.75%               1.03%
Portfolio turnover rate                                       16%                92%                39%                 41%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                     1.24%+             1.04%              1.18%               1.32%
Net investment income/(loss) per share without
  waivers and/or reimbursements                       $     0.06         $     0.14         $     0.08          $     0.10

                                                         PERIOD
                                                          ENDED
PRIMARY A SHARES                                        5/31/92*
Operating performance:
Net asset value, beginning of period                 $   10.00
Net investment income/(loss)                              0.08
Net realized and unrealized gain/(loss) on
  investments                                             0.36
Net increase/(decrease) in net assets resulting
  from investment operations                              0.44
Distributions:
Dividends from net investment income                     (0.04)
Distributions from net realized capital gains               --
Distributions in excess of net realized capital
  gains                                                     --
Total distributions                                      (0.04)
Net asset value, end of period                       $   10.40
Total return++                                            4.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (000's)                    $  83,970
Ratio of operating expenses to average net assets         1.33%+
Ratio of net investment income/(loss) to average
  net assets                                              1.81%+
Portfolio turnover rate                                     11%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                   1.43%+
Net investment income/(loss) per share without
  waivers and/or reimbursements                      $    0.03



  * Nations International Equity Fund Primary A Shares commenced operations on December 2, 1991.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.
+++ Unaudited.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.


NATIONS EMERGING MARKETS FUND


                                                                                                                      PERIOD

                                                                                                                      ENDED

PRIMARY A SHARES                                                                                                    9/30/95*#
                                                                                                                   (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                               $   10.00

Net investment income/(loss)##                                                                                         (0.00)**

Net realized and unrealized gain/(loss) on investments                                                                 (0.12)

Net increase/(decrease) in net assets resulting from investment operations                                             (0.12)

Distributions:
Dividends from net investment income                                                                                     N/A

Total Distributions                                                                                                      N/A

Net asset value, end of period                                                                                     $    9.88

Total return++                                                                                                         (1.20)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                               $  14,529

Ratio of operating expenses to average net assets                                                                       1.90%+

Ratio of net investment income/(loss) to average net assets                                                            (0.03)%+
Portfolio turnover rate                                                                                                   10%




  * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.


## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS PACIFIC GROWTH FUND




                                                                                                                            PERIOD

                                                                                                                            ENDED

PRIMARY A SHARES                                                                                                          9/30/95*#
                                                                                                                        (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                                     $   10.00

Net investment income/(loss)                                                                                                  0.01

Net realized and unrealized gain/(loss) on investments                                                                       (0.30)

Net increase/(decrease) in net assets resulting from investment operations                                                   (0.29)

Distributions:
Dividends from net investment income                                                                                           N/A

Total Distributions                                                                                                            N/A

Net asset value, end of period                                                                                           $    9.71

Total return++                                                                                                               (2.90)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                     $  28,727

Ratio of operating expenses to average net assets                                                                             1.70%+

Ratio of net investment income/(loss) to average net assets                                                                   0.15%+

Portfolio turnover rate                                                                                                          3%




 * Nations Pacific Growth Fund Primary A Shares commenced operations on June 30, 1995.


 + Annualized.


++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.


NATIONS CAPITAL GROWTH FUND


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                             11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                          $   11.23       $    11.08         $   10.68
Net investment income/(loss)                                                     0.09             0.09              0.09
Net realized and unrealized gain on investments                                  3.28             0.14              0.42
Net increase in net assets resulting from investment operations                  3.37             0.23              0.51
Distributions:
Dividends from net investment income                                            (0.10)           (0.08)            (0.10)
Distributions from net realized gains                                           (0.26)           (0.00)(a)         (0.01)
Total distributions                                                             (0.36)           (0.08)            (0.11)
Net asset value, end of year                                                $   14.24       $    11.23         $   11.08
Total return++                                                                  30.96%            2.14%             4.84%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                          $ 867,361       $  717,914         $ 646,661
Ratio of operating expenses to average net assets                                0.98%            0.90%             0.80%
Ratio of net investment income/(loss) to average net assets                      0.71%            0.85%             0.84%
Portfolio turnover rate                                                            80%              56%               81%
Ratio of operating expenses to average net assets without waivers                0.98%            0.91%             0.89%
Net investment income/(loss) per share without waivers                      $    0.09       $     0.09         $    0.08

                                                                              PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income/(loss)                                                    0.02
Net realized and unrealized gain on investments                                 0.66##
Net increase in net assets resulting from investment operations                 0.68
Distributions:
Dividends from net investment income                                              --
Distributions from net realized gains                                             --
Total distributions                                                               --
Net asset value, end of year                                               $   10.68
Total return++                                                                  6.80%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                         $ 728,629
Ratio of operating expenses to average net assets                               0.30%+
Ratio of net investment income/(loss) to average net assets                     1.33%+
Portfolio turnover rate                                                            7%
Ratio of operating expenses to average net assets without waivers               1.05%+
Net investment income/(loss) per share without waivers                     $    0.01



  * Nations Capital Growth Fund Primary A Shares commenced operations on September 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.
 (a) Value represents less than $0.01 per share.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING GROWTH FUND


                                                                                              YEAR             YEAR
                                                                                              ENDED            ENDED
PRIMARY A SHARES                                                                            11/30/95         11/30/94#
Operating performance:
Net asset value, beginning of year                                                         $   11.41       $    10.87
Net investment income/(loss)                                                                    0.01            (0.03)
Net realized and unrealized gain on investments                                                 3.26             0.71
Net increase in net assets resulting from investment operations                                 3.27             0.68
Distributions:
Distributions from net realized gains                                                          (0.40)           (0.14)
Total distributions                                                                            (0.40)           (0.14)
Net asset value, end of year                                                               $   14.28       $    11.41
Total return++                                                                                 29.95%            6.26%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                         $ 269,484       $  182,459
Ratio of operating expenses to average net assets                                               0.98%            1.01%
Ratio of net investment income/(loss) to average net assets                                     0.08%           (0.29)%
Portfolio turnover rate                                                                          139%            1.29%
Ratio of operating expenses to average net assets without waivers                               0.98%            1.01%
Net investment income/(loss) per share without waivers                                     $    0.01       $    (0.03)

                                                                                             PERIOD
                                                                                              ENDED
PRIMARY A SHARES                                                                            11/30/93*
Operating performance:
Net asset value, beginning of year                                                        $    10.00
Net investment income/(loss)                                                                   (0.01)
Net realized and unrealized gain on investments                                                 0.89
Net increase in net assets resulting from investment operations                                 0.88
Distributions:
Distributions from net realized gains                                                          (0.01)
Total distributions                                                                            (0.01)
Net asset value, end of year                                                              $    10.87
Total return++                                                                                  8.81%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                        $  121,281
Ratio of operating expenses to average net assets                                               0.80%+
Ratio of net investment income/(loss) to average net assets                                    (0.15)%+
Portfolio turnover rate                                                                          159%
Ratio of operating expenses to average net assets without waivers                               1.01%+
Net investment income/(loss) per share without waivers                                    $    (0.03)



  * Nations Emerging Growth Fund Primary A Shares commenced operations on December 4, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


 # Per share numbers have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.


NATIONS DISCIPLINED EQUITY FUND


                                                                          YEAR               PERIOD              PERIOD
                                                                          ENDED              ENDED               ENDED
PRIMARY A SHARES                                                        11/30/95           11/30/94*           04/29/94*
Operating performance:
Net asset value, beginning of year                                    $    13.08          $   13.31           $   13.65
Net investment income/(loss)                                                0.10               0.01               (0.05)
Net realized and unrealized gain/(loss) on investments                      3.96              (0.23)##             2.66
Net increase/(decrease) in net assets resulting from investment
  operations                                                                4.06              (0.22)               2.61
Distributions:
Dividends from net investment income                                       (0.08)             (0.01)                 --
Distributions from net realized gains                                         --                 --               (2.95)
Return of capital                                                             --              (0.00)(a)              --
Total distributions                                                        (0.08)             (0.01)              (2.95)
Net asset value, end of year                                          $    17.06          $   13.08           $   13.31
Total return++                                                             31.13%             (1.62)%             18.79%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                    $  109,939          $   9,947           $   8,079
Ratio of operating expenses to average net assets                           1.30%              1.13%+              1.20%+
Ratio of net investment income/(loss) to average net assets                 0.85%              0.12%+             (0.60)%+
Portfolio turnover rate                                                      124%               177%                475%
Ratio of operating expenses to average net assets without waivers           1.30%              1.56%+              1.53%+
Net investment income/(loss) per share without waivers                $     0.10          $   (0.03)          $   (0.08)

                                                                          PERIOD
                                                                          ENDED
PRIMARY A SHARES                                                        04/30/93*
Operating performance:
Net asset value, beginning of year                                     $   10.00
Net investment income/(loss)                                               (0.03)
Net realized and unrealized gain/(loss) on investments                      3.74
Net increase/(decrease) in net assets resulting from investment
  operations                                                                3.71
Distributions:
Dividends from net investment income                                          --
Distributions from net realized gains                                      (0.06)
Return of capital                                                             --
Total distributions                                                        (0.06)
Net asset value, end of year                                           $   13.65
Total return++                                                             37.13%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                     $   4,638
Ratio of operating expenses to average net assets                           1.20%+
Ratio of net investment income/(loss) to average net assets                (0.58)##%+
Portfolio turnover rate                                                      203%
Ratio of operating expenses to average net assets without waivers           1.31%+
Net investment income/(loss) per share without waivers                 $   (0.03)



  * The period for Nations Disciplined Equity Fund Primary A Shares reflects operations from April 30, 1994 through November 30, 1994. The financial information for the fiscal periods through April 29, 1994 is based on the financial information for The Capitol Mutual Funds Special Equity Portfolio Class A Shares, which were reorganized into Primary A Shares of Nations Disciplined Equity Fund (then named Nations Special Equity Fund) as of the close of business on April 29, 1994. The Capitol Mutual Funds Special Equity Portfolio Class A Shares commenced operations on October 1, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.


 (a) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS EQUITY INDEX FUND


                                                                                                             YEAR
                                                                                                             ENDED
PRIMARY A SHARES                                                                                           11/30/95
Operating performance:
Net asset value, beginning of year                                                                         $    9.84
Net investment income                                                                                           0.28
Net realized and unrealized gain/(loss) on investments                                                          3.20
Net increase in net assets resulting from investment operations                                                 3.48
Distributions:
Dividends from net investment income                                                                           (0.28)
Distributions from net realized gains                                                                          (0.13)
Total distributions                                                                                            (0.41)
Net asset value, end of year                                                                               $   12.91
Total return++                                                                                                 36.35%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                         $ 145,021
Ratio of operating expenses to average net assets                                                               0.37%
Ratio of operating expenses to average net assets including interest expense                                    0.38%
Ratio of net investment income to average net assets                                                            2.44%
Portfolio turnover rate                                                                                           18%
Ratio of operating expenses to average net assets without waivers                                               0.78%
Net investment income per share without waivers                                                            $    0.23

                                                                                                             YEAR

                                                                                                             ENDED

PRIMARY A SHARES                                                                                           11/30/94*
Operating performance:
Net asset value, beginning of year                                                                         $   10.00

Net investment income                                                                                           0.24

Net realized and unrealized gain/(loss) on investments                                                         (0.21)

Net increase in net assets resulting from investment operations                                                 0.03

Distributions:
Dividends from net investment income                                                                           (0.19)

Distributions from net realized gains                                                                             --

Total distributions                                                                                            (0.19)

Net asset value, end of year                                                                               $    9.84

Total return++                                                                                                  0.29%

Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                                                         $ 123,147

Ratio of operating expenses to average net assets                                                               0.35%+

Ratio of operating expenses to average net assets including interest expense                                      --

Ratio of net investment income to average net assets                                                            2.64%+

Portfolio turnover rate                                                                                           14%

Ratio of operating expenses to average net assets without waivers                                               0.79%+

Net investment income per share without waivers                                                            $    0.20




 * Nations Equity Index Fund Primary A Shares commenced operations on December 15, 1993.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.


NATIONS BALANCED ASSETS FUND


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                             11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                         $   10.44        $   10.87         $   10.24
Net investment income                                                           0.38             0.25              0.29
Net realized and unrealized gain/(loss) on investments                          2.21            (0.43)             0.64
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    2.59            (0.18)             0.93
Distributions:
Dividends from net investment income                                           (0.33)           (0.25)            (0.30)
Distributions from net realized gains                                          (0.02)              --                --
Total distributions                                                            (0.35)           (0.25)            (0.30)
Net asset value, end of year                                               $   12.68        $   10.44         $   10.87
Total return++                                                                 25.27%          (1.73)%             9.22%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $  163,198       $  162,215       $   178,270
Ratio of operating expenses to average net assets                               0.99%            0.98%             0.90%
Ratio of net investment income to average net assets                            3.25%            2.31%             2.82%
Portfolio turnover rate                                                          174%             156%               50%
Ratio of operating expenses to average net assets without waivers               0.99%            0.99%             0.97%
Net investment income per share without waivers                           $     0.38       $     0.25     $        0.29

                                                                              PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.06
Net realized and unrealized gain/(loss) on investments                          0.18##
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.24
Distributions:
Dividends from net investment income                                              --
Distributions from net realized gains                                             --
Total distributions                                                               --
Net asset value, end of year                                               $   10.24
Total return++                                                                  2.40%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $  111,953
Ratio of operating expenses to average net assets                               0.30%+
Ratio of net investment income to average net assets                            3.85%+
Portfolio turnover rate                                                           79%
Ratio of operating expenses to average net assets without waivers               1.05%+
Net investment income per share without waivers                           $     0.05



   * Nations Balanced Assets Fund Primary A Shares commenced operations on September 30, 1992.

   + Annualized.

  ++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.

 +++ Unaudited.
 ## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND


                                                                YEAR             YEAR             YEAR             YEAR
                                                                ENDED            ENDED            ENDED            ENDED
PRIMARY A SHARES                                              11/30/95#        11/30/94         11/30/93         11/30/92
Operating performance:
Net asset value, beginning of year                           $    3.93        $    4.28        $    4.16       $    4.17
Net investment income                                             0.24             0.23             0.23            0.28
Net realized and unrealized gain/(loss) on investments            0.21            (0.33)            0.14           (0.01)
Net increase/(decrease) in net assets resulting from
  investment operations                                           0.45            (0.10)            0.37            0.27
Distributions:
Dividends from net investment income                             (0.24)           (0.23)           (0.23)          (0.28)
Distributions in excess of net investment income                 (0.00)(a)        (0.00)(a)           --              --
Distributions from net realized capital gains                       --            (0.02)           (0.02)             --
Total distributions                                              (0.24)           (0.25)           (0.25)          (0.28)
Net asset value, end of year                                 $    4.14        $    3.93        $    4.28       $    4.16
Total return++                                                   11.70%           (2.23)%           9.03%           6.70%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                         $   425,200      $   433,278      $   443,426      $  360,497
Ratio of operating expenses to average net assets                 0.60%            0.59%            0.55%           0.37%
Ratio of net investment income to average net assets              5.88%            5.76%            5.40%           6.48%
Portfolio turnover rate                                            328%             133%              92%             25%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                   0.80%            0.80%            0.79%           0.77%
Net investment income per share without waivers and/or
  reimbursements                                           $      0.23      $      0.22      $      0.22      $     0.26

                                                               PERIOD
                                                                ENDED
PRIMARY A SHARES                                              11/30/91*
Operating performance:
Net asset value, beginning of year                          $    4.00##
Net investment income                                            0.10
Net realized and unrealized gain/(loss) on investments           0.17
Net increase/(decrease) in net assets resulting from
  investment operations                                          0.27
Distributions:
Dividends from net investment income                            (0.10)
Distributions in excess of net investment income                   --
Distributions from net realized capital gains                      --
Total distributions                                             (0.10)
Net asset value, end of year                                $    4.17
Total return++                                                   6.81%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                         $  158,435
Ratio of operating expenses to average net assets                0.08%+
Ratio of net investment income to average net assets             7.21%+
Portfolio turnover rate                                            11%
Ratio of operating expenses to average net assets without
  waivers and/or reimbursements                                  0.82%+
Net investment income per share without waivers and/or
  reimbursements                                           $     0.00(a)



  * Nations Short-Intermediate Government Fund Primary A Shares commenced operations on August 1, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.

## The Nations Short-Intermediate Government Fund's net asset value upon commencement of operations was $2.00 per share. Effective September 25, 1991, the net asset value doubled as a result of the reclassification of each outstanding share into half as many shares (reverse split).

 (a) Amount represents less than $0.01.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS GOVERNMENT SECURITIES FUND


                                               SIX MONTHS
                                                 ENDED              YEAR             YEAR             YEAR              YEAR
                                                11/30/95           ENDED             ENDED            ENDED            ENDED
PRIMARY A SHARES                              (UNAUDITED)        05/31/95#         05/31/94         05/31/93          05/31/92
Operating performance:
Net asset value, beginning of period          $    9.86         $    9.80          $   10.46        $   10.36       $   10.05
Net investment income                              0.32              0.64               0.64             0.71            0.74
Net realized and unrealized gain/(loss) on
  investments                                      0.10              0.06              (0.61)            0.13            0.37
Net increase/(decrease) in net assets
  resulting from investment operations             0.42              0.70               0.03             0.84            1.11
Distributions:
Dividends from net investment income              (0.32)            (0.60)             (0.58)           (0.70)          (0.77)
Dividends in excess of net investment
  income                                             --                --              (0.02)              --              --
Distributions from net realized capital
  gains                                              --                --              (0.05)           (0.04)          (0.03)
Distributions from capital                           --             (0.04)             (0.04)              --              --
Total distributions                               (0.32)            (0.64)             (0.69)           (0.74)          (0.80)
Net asset value, end of period                $    9.96         $    9.86          $    9.80        $   10.46       $   10.36
Total return++                                     4.32%             7.55%              0.06%            8.37%          11.43%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)             $  58,267         $  39,909          $  44,536        $  40,472       $  42,256
Ratio of operating expenses to average net
  assets                                           0.80%+            0.76%              0.73%            0.85%           1.06%
Ratio of net investment income to average
  net assets                                       6.45%+            6.69%              6.08%            6.67%           7.15%
Portfolio turnover rate                              25%              413%                56%             103%            130%
Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                                   0.94%+            0.94%              0.94%            1.00%           1.72%
Net investment income per share without
  waivers and/or reimbursements               $    0.31         $    0.62          $    0.61        $    0.60       $    0.07

                                                 PERIOD
                                                 ENDED
PRIMARY A SHARES                               05/31/91*
Operating performance:
Net asset value, beginning of period          $   10.00
Net investment income                              0.10
Net realized and unrealized gain/(loss) on
  investments                                      0.02
Net increase/(decrease) in net assets
  resulting from investment operations             0.12
Distributions:
Dividends from net investment income              (0.07)
Dividends in excess of net investment
  income                                             --
Distributions from net realized capital
  gains                                              --
Distributions from capital                           --
Total distributions                               (0.07)
Net asset value, end of period                $   10.05
Total return++                                     1.19%+++
Ratios to average net assets/supplemental
  data:
Net assets, end of period (000's)             $  10,047
Ratio of operating expenses to average net
  assets                                           1.10%+
Ratio of net investment income to average
  net assets                                       7.18%+
Portfolio turnover rate                               5%
Ratio of operating expenses to average net
  assets without waivers and/or
  reimbursements                                   1.69%+++
Net investment income per share without
  waivers and/or reimbursements               $    0.09+++



  * Nations Government Securities Fund Primary A Shares commenced operations on April 11, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS SHORT-TERM INCOME FUND

                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                             11/30/95#        11/30/94#        11/30/93
Operating performance:
Net asset value, beginning of year                                         $    9.48        $   10.01          $    9.75
Net investment income                                                           0.61             0.50               0.53
Net realized and unrealized gain/(loss) on investments                          0.36            (0.51)              0.26
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.97            (0.01)              0.79
Distributions:
Dividends from net investment income                                           (0.61)           (0.48)             (0.53)
Distributions in excess of net investment income                                  --            (0.02)                --
Distributions from capital                                                        --            (0.02)                --
Total distributions                                                            (0.61)           (0.52)             (0.53)
Net asset value, end of year                                               $    9.84        $    9.48          $   10.01
Total return++                                                                 10.48%          (0.11)%              8.26%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $  169,291       $  176,712       $    201,738
Ratio of operating expenses to average net assets                               0.56%+           0.50%              0.37%
Ratio of net investment income to average net assets                            6.32%+           5.23%              5.27%
Portfolio turnover rate                                                          224%             293%               121%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                                         0.86%+           0.82%              0.79%
Net investment income per share without waivers and/or
  reimbursements                                                          $     0.58       $     0.47       $       0.48

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.09
Net realized and unrealized gain/(loss) on investments                         (0.25)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   (0.16)
Distributions:
Dividends from net investment income                                           (0.09)
Distributions in excess of net investment income                                  --
Distributions from capital                                                        --
Total distributions                                                            (0.09)
Net asset value, end of year                                               $    9.75
Total return++                                                                 (1.58)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $  190,680
Ratio of operating expenses to average net assets                               0.30%+
Ratio of net investment income to average net assets                            5.54%+
Portfolio turnover rate                                                           45%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                                         0.90%+
Net investment income per share without waivers and/or
  reimbursements                                                          $     0.08



  * Nations Short-Term Income Fund Primary A Shares commenced operations on September 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately presents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


NATIONS DIVERSIFIED INCOME FUND


                                                                                YEAR              YEAR
                                                                               ENDED             ENDED             YEAR
PRIMARY A SHARES                                                              11/30/95         11/30/94#      ENDED 11/30/93#
Operating performance:
Net asset value, beginning of year                                          $    9.67         $   10.88          $    9.97
Net investment income                                                            0.73              0.74               0.78
Net realized and unrealized gain/(loss) on investments                           1.15             (1.06)              0.91
Net increase/(decrease) in net assets resulting from investment
  operations                                                                     1.88             (0.32)              1.69
Distributions:
Dividends from net investment income                                            (0.73)            (0.74)             (0.78)
Distributions in excess of net investment income                                   --             (0.00)(a)             --
Distributions from net realized capital gains                                      --             (0.15)                --
Total distributions                                                             (0.73)            (0.89)             (0.78)
Net asset value, end of year                                                $   10.82         $    9.67          $   10.88
Total return++                                                                  20.11%            (3.05)%            17.40%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $    64,800       $    22,298       $     28,553
Ratio of operating expenses to average net assets                                0.80%             0.74%              0.55%
Ratio of net investment income to average net assets                             7.03%             7.31%              7.02%
Portfolio turnover rate                                                            96%              144%                86%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                                          0.93%             0.95%              0.95%
Net investment income per share without waivers and/or reimbursements     $      0.72       $      0.72       $       0.70

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.06
Net realized and unrealized gain/(loss) on investments                         (0.03)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                    0.03
Distributions:
Dividends from net investment income                                           (0.06)
Distributions in excess of net investment income                                  --
Distributions from net realized capital gains                                     --
Total distributions                                                            (0.06)
Net asset value, end of year                                               $    9.97
Total return++                                                                  0.32%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                        $   23,962
Ratio of operating expenses to average net assets                               0.25%+
Ratio of net investment income to average net assets                            7.76%+
Portfolio turnover rate                                                           46%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                                         0.85%+
Net investment income per share without waivers and/or reimbursements     $     0.05



  * Nations Diversified Income Fund Primary A Shares commenced operations on October 30, 1992.

  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges.
 +++ Unaudited.

 # Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period since the use of the undistributed method did not accord with the results of operations.


 (a) Amount represents less than $0.01 per share.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS STRATEGIC FIXED INCOME FUND


                                                                               YEAR             YEAR             YEAR
                                                                               ENDED            ENDED            ENDED
PRIMARY A SHARES                                                             11/30/95         11/30/94         11/30/93
Operating performance:
Net asset value, beginning of year                                           $    9.32        $   10.55        $    9.94
Net investment income                                                             0.59             0.53             0.56
Net realized and unrealized gain/(loss) on investments                            0.90            (0.89)            0.62
Net increase/(decrease) in net assets resulting from investment
  operations                                                                      1.49            (0.36)            1.18
Distributions:
Dividends from net investment income                                             (0.59)           (0.51)           (0.56)
Distributions in excess of net investment income                                    --            (0.02)              --
Distributions from net realized capital gains                                       --            (0.34)           (0.01)
Total distributions                                                              (0.59)           (0.87)           (0.57)
Net asset value, end of year                                                 $   10.22        $    9.32        $   10.55
Total return++                                                                   16.45%           (3.58)%          12.05%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                           $ 823,098        $ 550,697        $ 545,538
Ratio of operating expenses to average net assets                                 0.71%+           0.68%            0.61%
Ratio of net investment income to average net assets                              6.05%+           5.43%            5.40%
Portfolio turnover rate                                                            228%             307%             161%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                  0.81%+           0.76%            0.77%
Net investment income per share without waivers and/or reimbursements        $    0.58        $    0.52        $    0.55

                                                                               PERIOD
                                                                               ENDED
PRIMARY A SHARES                                                             11/30/92*
Operating performance:
Net asset value, beginning of year                                         $   10.00
Net investment income                                                           0.05
Net realized and unrealized gain/(loss) on investments                         (0.06)
Net increase/(decrease) in net assets resulting from investment
  operations                                                                   (0.01)
Distributions:
Dividends from net investment income                                           (0.05)
Distributions in excess of net investment income                                  --
Distributions from net realized capital gains                                     --
Total distributions                                                            (0.05)
Net asset value, end of year                                               $    9.94
Total return++                                                                 (0.11)%+++
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                         $ 581,329
Ratio of operating expenses to average net assets                               0.26%+
Ratio of net investment income to average net assets                            6.15%+
Portfolio turnover rate                                                           12%
Ratio of operating expenses to average net assets without waivers and/or
  reimbursements                                                                0.86%+
Net investment income per share without waivers and/or reimbursements      $    0.04



  * Nations Strategic Fixed Income Fund Primary A Shares commenced operations on October 30, 1992.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.


NATIONS GLOBAL GOVERNMENT INCOME FUND



                                                                                                                          NATIONS

                                                                                                                        GLOBAL GOVT.

                                                                                                                        INCOME FUND

                                                                                                                        PERIOD ENDED
PRIMARY A SHARES                                                                                                          9/30/95*
                                                                                                                         (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                                    $   10.00

Net investment income/(loss)                                                                                                 0.13

Net realized and unrealized gain/(loss) on investments                                                                       0.04

Net increase/(decrease) in net assets resulting from investment operations                                                   0.17

Distributions:
Dividends from net investment income                                                                                        (0.13)

Total distributions                                                                                                         (0.13)

Net asset value, end of period                                                                                          $   10.04

Total return++                                                                                                               1.69%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                                    $  20,402

Ratio of operating expenses to average net assets                                                                            1.30%+

Ratio of net investment income/(loss) to average net assets                                                                  5.61%+

Portfolio turnover rate                                                                                                       104%




 * Nations Global Government Income Fund Primary A Shares commenced operations on June 30, 1995.


 + Annualized.


++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

   Objectives

MONEY MARKET FUNDS:

Each Money Market Fund, described below, endeavors to achieve its investment objective by investing in a diversified portfolio of high quality money market instruments with maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may bear longer maturities.


NATIONS PRIME FUND: Nations Prime Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS TREASURY FUND: Nations Treasury Fund's investment objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.



NATIONS GOVERNMENT MONEY MARKET FUND: Nations Government Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of principal.


EQUITY FUNDS:


NATIONS VALUE FUND: Nations Value Fund's investment objective is to seek long-term capital growth with income a secondary consideration. The Fund invests under normal market conditions at least 65% of its total assets in common stocks.



NATIONS EQUITY INCOME FUND: Nations Equity Income Fund seeks to provide high current income primarily through investments in equity securities (including convertible securities) having a relatively high current yield. Secondarily, equity securities will be selected which the Adviser believes have favorable prospects for increasing dividend income and/or capital appreciation.



NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.



NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



NATIONS CAPITAL GROWTH FUND: Nations Capital Growth Fund's investment objective is to seek long-term capital appreciation by investing primarily in common stocks issued by companies that, in the judgment of the Adviser, have above average potential for capital appreciation. Over time, total return is likely to consist primarily of capital appreciation and secondarily of dividend and interest income.



NATIONS EMERGING GROWTH FUND: Nations Emerging Growth Fund's investment objective is to seek capital appreciation by investing in equity securities of high quality emerging growth companies that are expected to have earnings growth rates superior to most publicly traded companies.



NATIONS DISCIPLINED EQUITY FUND: Nations Disciplined Equity Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in the common stocks of companies that are considered by the Adviser to have the potential for significant increases in earnings per share.



NATIONS EQUITY INDEX FUND: The investment objective of Nations Equity Index Fund is to seek investment results that correspond, before fees and expenses, to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").(1) The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the S&P 500 Index.


BALANCED FUND:


NATIONS BALANCED ASSETS FUND: Nations Balanced Assets Fund's investment objective is total investment return through a combination of growth of capital and current income consistent with the preservation of capi-
(1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Nations Equity Index Fund.

tal. In seeking its objective, the Fund will use a disciplined approach of allocating assets primarily among three major asset groups: common stocks, fixed income securities, and cash equivalents.

BOND FUNDS:


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests essentially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be between two and seven years.



NATIONS GOVERNMENT SECURITIES FUND: Nations Government Securities Fund's investment objective is to provide current income and preservation of capital. The Fund seeks to achieve its objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than four years.



NATIONS SHORT-TERM INCOME FUND: Nations Short-Term Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in investment grade corporate bonds and mortgage-backed bonds. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will not exceed three years. The Fund's investment program attempts to maintain a higher level of income than normally provided by money market instruments, and more price stability than investments in intermediate and long-term bonds. However, the value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



NATIONS DIVERSIFIED INCOME FUND: Nations Diversified Income Fund's investment objective is to seek as high a level of current income as is consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of government and corporate fixed income securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than seven years.



NATIONS STRATEGIC FIXED INCOME FUND: Nations Strategic Fixed Income Fund's investment objective is to maximize total investment return through the active management of fixed income securities. The Fund invests primarily in investment grade fixed income securities. The Fund may invest in long-term, intermediate-term and short-term securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be 10 years or less.



NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.


   How Objectives Are Pursued

MONEY MARKET FUNDS:


NATIONS PRIME FUND: In pursuing its investment objective, the Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government ("U.S. Treasury Obligations") and other obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Some U.S. Government Obligations are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association ("GNMA"). Some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association ("FNMA"). U.S. Government Obligations also include U.S. Treasury Obligations, which differ only in their interest rates, maturities and time of issuance. The Fund also may invest in bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, their agencies and instrumentalities and repurchase agreements relating to U.S. Government Obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may invest in guaranteed investment contracts and in instruments issued by trusts, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by trusts. In addition, the Fund may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."

NATIONS TREASURY FUND: In pursuing its investment objective, the Fund invests in U.S. Treasury Obligations and repurchase agreements secured by such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."



NATIONS GOVERNMENT MONEY MARKET FUND: In pursuing its investment objective, the Fund invests in U.S. Government Obligations and repurchase agreements relating to such obligations. The Fund also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies, and may engage in reverse repurchase agreements. The Fund also may lend its portfolio securities to qualified institutional investors. For more information concerning these instruments, see "Appendix A."


EQUITY FUNDS:


NATIONS VALUE FUND: The Fund invests in stocks drawn from a broad universe of companies monitored by the Adviser. The Adviser closely monitors these companies, rating them for quality and projecting their future earnings and dividends as well as other factors. To qualify for purchase, an issuer would normally have a market capitalization of $300 million or more and have average monthly trading volume of at least $10 million. These requirements are generally considered by the Adviser to be adequate to support normal purchase and sale activity without materially affecting prevailing market prices of the issuer's shares. The Adviser also analyzes key financial ratios that measure the growth, profitability, and leverage of such issuers that it believes will help maintain a portfolio of above-average quality.



Stocks are selected from this universe based on the Adviser's judgment of their total return potential. The Adviser buys stocks that it believes are undervalued relative to the overall stock market. The principal factor considered by the Adviser in making these determinations is the ratio of a stock's price to earnings relative to corresponding ratios of other stocks in the same industry or economic sector. The Adviser believes that companies with lower price/earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. The Adviser will attempt to temper risk by broad diversification among economic sectors and industries. Through this strategy, the Fund pursues above-average returns while seeking to avoid above-average risks. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly-traded common stocks of companies incorporated in the United States, the Fund may invest in securities of foreign issuers. See "Appendix A -- Foreign Securities." The Fund also may hold up to 20% of its total assets in U.S. Government Obligations, and investment grade bonds and other debt securities of domestic companies. Obligations with the lowest investment grade rating (E.G. rated "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's")) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.


The Fund may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EQUITY INCOME FUND: The investment program of the Fund is based on several premises. First, the Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500 Index, a broad-based and widely used index of common stock prices. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.


The Fund's equity investments will generally be made in companies which share some of the following characteristics:

(Bullet) above-average current dividend yields relative to the S&P 500 Index;

(Bullet) five years of stable or increasing dividends;

(Bullet) established operating histories; and

(Bullet) strong balance sheets and other favorable financial characteristics.


To achieve its objectives, the Fund, under normal circumstances, will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (I.E., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The securities held by the Fund generally will be listed on a national exchange or, if not so listed, will usually have an established over-the-counter market.



In order to further enhance its income, the Fund also may invest its assets in fixed income securities (corporate, government and municipal bonds of various maturities), preferred stocks and warrants. The Fund may invest in debt securities that are considered investment grade (E.G. securities rated in one of the top four investment categories by S&P or Moody's, or if not rated, are of equivalent investment quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories (E.G., rated "BBB" by S&P) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. The Fund also may invest up to 5% of its assets in debt securities that are rated below investment grade (E.G. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by the Adviser. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. The Fund will invest in such high-yield debt securities only when the Adviser believes that the issue presents minimal credit risk. For a description of corporate debt ratings, see "Appendix B." Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. The Fund will treat foreign securities as illiquid unless there is an active and substantial secondary market for such securities.


The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.


In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers and securities of foreign investment funds or trusts. For additional information concerning the Fund's investment practices, see "Appendix A."


NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.


Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the Commodity Future's Trading Commission ("CFTC") and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.


The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund," below. When allocating investments among individual countries, The Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships. The Fund may invest in ADRs, GDRs, EDRs and ADSs.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.


NATIONS CAPITAL GROWTH FUND: The investment philosophy of the Fund is based on the belief that companies with superior growth characteristics selling at reasonable prices will, over time, outperform the market. Therefore, the Fund will generally seek to invest in larger capitalization, high-quality companies which possess above average earnings growth potential.

The Fund's equity investments will generally be made in companies which share some of the following characteristics:


(Bullet) above-average earnings growth relative to the S&P 500 Index;

(Bullet) established operating histories, strong balance sheets and favorable financial characteristics; and

(Bullet) above-average return on equity relative to the S&P 500 Index.


In addition, the Fund's investment program enables it to invest in the following companies that comprise the equity markets:

(Bullet) companies that generate or apply new technologies, new and improved distribution techniques, or new services, such as those in the business equipment, electronics, specialty merchandising and health service industries;
(Bullet) companies that own or develop natural resources, such as energy exploration companies;
(Bullet) companies that may benefit from changing consumer demands and lifestyles, such as financial service organizations and telecommunication companies;
(Bullet) foreign companies, including those in countries with more rapid economic growth than the U.S.;
(Bullet) companies whose earnings growth is projected at a pace in excess of the average company (I.E., growth companies); and (Bullet) companies whose earnings are temporarily depressed and are currently out of favor with most investors.


In seeking capital growth, the Fund looks for companies whose securities appear to present a favorable relationship between market price and opportunity. These may include securities of companies whose fundamentals or products may be of only average promise. Market misconceptions, temporary bad news and other factors may cause a security to be out of favor in the stock market and to trade at a price below its potential value. These undervalued securities can provide the opportunity for above average market performance. Through intensive research, visits to many companies each year and efficient response to changing market conditions, the Adviser seeks to make the most of the Fund's flexible charter.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund also may invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities). Although the Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For additional information concerning these instruments and the Fund's investment practices, see "Appendix A."


NATIONS EMERGING GROWTH FUND: The Fund will invest in common stocks and securities convertible into common stocks selected from a universe of emerging growth companies monitored by the Adviser. Most of the companies will have revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The universe focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may include positions of special situation companies whose growth is expected to accelerate. These companies are believed to offer significant opportunities for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.



In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, innovative products, marketing expertise, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if market conditions warrant. For more information concerning these instruments and the Fund's investment practices, see "Appendix A."

The volatility of emerging growth stocks is higher than that of larger companies. Many of these stocks trade over the counter and may not have widespread interest among institutional investors. These securities may have larger potential for gains but also carry more risk if unexpected company developments adversely affect the stock prices. To help reduce risk, the Fund is diversified and typically invests in 75 to 100 companies which represent a broad range of industries and sectors, both in the United States and abroad.


NATIONS DISCIPLINED EQUITY FUND: The investment philosophy of the Fund is based on the premise that companies with positive earnings trends also should experience positive trends in their share price. Based on this philosophy, the Fund invests primarily in the common stocks of companies that the Adviser believes are likely to experience significant increases in earnings. By pursuing this investment philosophy, the Fund seeks to provide investors with long-term capital appreciation which exceeds that of the S&P 500 Index.



In selecting stocks for purchase by the Fund, the Adviser utilizes quantitative analysis supported by fundamental research. This approach seeks to identify companies that have experienced positive historical earnings trends, as evidenced by earnings forecasts issued by investment banks, broker/dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Although the Fund seeks to invest in companies with increasing earnings, the Fund's investment objective focuses on long-term capital appreciation; income is not an objective of the Fund.


Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks of domestic issuers. With respect to the remainder of the Fund's assets, the Fund may invest in a broad range of equity and debt instruments, including preferred stocks, securities (debt and preferred stock) convertible into common stock, warrants and rights to purchase common stocks, options, U.S. government and corporate debt securities and various money market instruments. The Fund will invest primarily in medium- and large-sized companies (I.E. companies with market capitalizations of $500 million or greater) that are determined to have favorable price/earnings ratios. The Fund also may invest in securities issued by companies with market capitalizations of less than $500 million. The volatility of small-capitalization stocks is typically greater than that of larger companies. To help reduce risk, the Fund will invest in the securities of companies representing a broad range of industries and economic sectors.


The Fund's investments in debt securities, including convertible securities, will be limited to securities rated investment grade (E.G. securities rated in one of the top four investment categories by a nationally recognized statistical rating organization or, if not rated, are of equivalent quality as determined by the Adviser). Obligations rated in the lowest of the top four investment grade rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.



The Fund may invest up to 10% of its total assets in foreign securities. Investments in foreign securities involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated. See "Appendix A -- Foreign Securities." For temporary defensive purposes if market conditions warrant, the Fund may invest without limitation in preferred stocks, investment grade debt instruments and money market instruments.



NATIONS EQUITY INDEX FUND: Under normal conditions, the Fund will invest at least 80% of its assets in equity securities of companies which compose the S&P 500 Index. The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Different stocks have different weightings in the Index, depending on the amount of stock outstanding and its current price. In seeking to duplicate the performance of the S&P 500 Index, the Adviser will attempt to allocate the Fund's portfolio among common stocks in approximately the same weightings as the S&P 500 Index, beginning with the heaviest weighted stocks that make up a larger portion of the Index's value.



The Adviser generally will seek to match the composition of the S&P 500 Index as much as possible, but may not always invest the Fund's portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 Index stocks and may at times have its portfolio weighted differently from the S&P 500 Index. The Fund may omit or remove an S&P 500 Index stock from its portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Adviser may purchase stocks that are not included in the S&P 500 Index to compensate for these differences if it believes that their prices will move together with the prices of S&P 500 Index stocks omitted from the portfolio.



Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical in common stocks. However, the Fund will maintain a reasonable position in high-quality short-term debt securi-ties and money market instruments to meet redemption requests. If the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest without limitation in high-quality short-term debt securities and money market instruments. These securities and money market instruments may include domestic and foreign commercial paper, certificates of deposit, bankers' acceptances and time deposits, U.S. government securities and repurchase agreements.


The Fund may also invest a portion of its portfolio in instruments whose return depends on stock market prices. These may include debt securities whose prices or interest rates are indexed to the return of the S&P 500 Index, or swap agreements linked to the S&P 500 Index, and options and futures contracts. The Fund would invest in these types of instruments in order to seek to match the total return of the Index in accordance with its investment objective. However, instruments linked to stock market returns may not track the return of the Index in all cases, and may involve additional credit risks. The Fund may also invest in warrants. For additional information concerning the Fund's investment practices, see "Appendix A."

ABOUT THE INDEX. The S&P 500 Index is composed of 500 common stocks, which are chosen by S&P on a statistical basis to be included in the Index. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The Index is determined, composed and calculated by S&P without regard to the Fund. S&P is neither a sponsor of, nor in any way affiliated with the Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Fund or as to the ability of the Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. "Standard and Poor's 500" is a service mark of S&P.


The 500 securities, most of which trade on the New York Stock Exchange, represented, as of February 13, 1996, approximately 81% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value. Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 46% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of February 13, 1996, the five largest companies in the Index were: General Electric (2.7%), American Telephone & Telegraph (2.2%), Exxon Corporation (2.1%), Coca-Cola (2.1%) and Merck (1.7%). The largest industry categories were: consumer non-durables (32.7%), finance (14.1%), utilities (12.5%), materials and services (11.3%) and technology (10.8%).


GENERAL: Each Equity Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each Equity Fund may lend its portfolio securities to qualified institutional investors. Each Equity Fund also may invest in restricted, private placement and other illiquid securities. Each Equity Fund (except Nations Equity Index Fund) also may invest in real estate investment trust securities. In addition, each Equity Fund may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

BALANCED FUND:


NATIONS BALANCED ASSETS FUND: In pursuing the Fund's objective, the Adviser will allocate the Fund's assets based upon its judgment of the relative valuation and the expected returns of the three major asset groups in which the Fund invests: common stocks, fixed income securities, and cash equivalents. In assessing relative value and expected returns, the Adviser will evaluate current economic and financial market conditions (both domestically and internationally), current interest rate trends, earnings and dividend prospects for common stocks, and overall financial market stability. In general, the Adviser believes that common stocks typically offer the best opportunity for long-term capital appreciation. High quality companies with strong long term fundamentals and earnings growth potential, trading at reasonable market valuations, offer the best total return potential among common stocks.



The Fund invests in common and preferred stocks of U.S. corporations and of foreign issuers, as well as securities convertible into common stocks, and other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities) that meet the Adviser's stringent criteria. The stocks are primarily those of seasoned, financially strong U.S. companies with favorable industry positioning and strong management teams. No industry will represent 25% or more of the Fund's portfolio at the time of purchase.



The Fund also will invest in government, corporate and mortgage-backed securities (see "Appendix A -- Asset-Backed Securities"). Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by S&P, Moody's, Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited or its affiliate IBCA Inc. (collectively "IBCA") or Thomson BankWatch, Inc. ("BankWatch"), or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. S&P, Moody's, D&P, Fitch, IBCA and BankWatch are the six nationally recognized statistical rating organizations (collectively, "NRSROs"). Obligations with the lowest investment grade rating (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired. Under normal circumstances, at least 25% of the total value of the Fund's assets will be invested in fixed income securities.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in debt obligations of foreign issuers and stocks of foreign corporations. See "Appendix A -- Foreign Securities."

The Fund also may invest in various money market instruments. The Fund may invest without limitation in such instruments pending investment, to meet anticipated redemption requests, or as a temporary defense measure if market conditions warrant. For additional information concerning these instruments, see "Appendix A."

The Fund also may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund also may engage in dollar roll transactions. The Fund also may invest in restricted, private placement and other illiquid securities, and also may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies. See "Appendix A" below for additional information concerning the investment practices of this Fund.

BOND FUNDS:


NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND: Nations Short-Intermediate Government Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.



The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or of private issuers, including mortgage pass-through certificates, collateralized mortgage obligations ("CMOs"), real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. Certain government securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity of the Fund. See "Investment Objectives and Policies" in the Fund's SAI. See "Appendix A" below for additional information concerning the investment practices of this Fund.



NATIONS GOVERNMENT SECURITIES FUND: Under normal circumstances, substantially all, and in any event, at least 65% of the Fund's assets, will be invested in U.S. Government Obligations. The Fund also may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix
A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. For a more detailed description of the investment practices of this Fund, see "Appendix A".


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates.


The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportion as, in the Adviser's opinion, existing circumstances warrant.



NATIONS SHORT-TERM INCOME FUND: In pursuing its investment objective, Nations Short-Term Income Fund may invest in a broad range of debt obligations such as U.S. Government Obligations; corporate debt obligations, including bonds, notes and debentures rated investment grade by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); and mortgage-related securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or, if not so rated, determined by the Adviser to be of comparable quality to instruments so rated. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.")



The Fund will invest, under normal market conditions, at least 65% of the total value of its assets in investment grade corporate bonds and mortgage-backed bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund generally will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments determined by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, prevailing market or economic circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. See "Appendix A -- Foreign Securities." See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS DIVERSIFIED INCOME FUND: In pursuing its investment objective, Nations Diversified Income Fund may invest in a broad range of corporate convertible and non-convertible debt obligations such as fixed- and variable-rate bonds; U.S. Government Obligations; dollar-denominated and non-dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") In pursuing its investment objective, the Fund also may invest in dividend-paying convertible and non-convertible preferred and common stocks.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in fixed income securities, such as government, government agency and corporate bonds. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Not less than 65% of the debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations rated in the lowest of the top four investment grade rating categories (E.G.

rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations.


Up to 35% of the total value of the Fund's assets may be invested in lower-quality fixed income securities rated "B" or better by Moody's or S&P, or if not so rated, determined by the Adviser to be of comparable quality. Securities which are rated "B" generally lack characteristics of the desirable investment, and assurance of interest and principal payment over any long period of time may be limited. Non-investment grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds." They tend to have speculative characteristics, generally involve more risk of principal and income than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. See "Appendix A -- Lower-Rated Debt Securities."



Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its total assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS STRATEGIC FIXED INCOME FUND: In pursuing its investment objective, Nations Strategic Fixed Income Fund may invest in corporate convertible and non-convertible debt obligations, including bonds, notes and debentures rated investment grade at the time of purchase by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality to instruments so rated; U.S. Government Obligations; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments (see "Appendix A -- Foreign Securities"); mortgage-backed securities of governmental issuers, including GNMA, FNMA and FHLMC, or of private issuers, including mortgage pass-through certificates, CMOs, real estate investment trust securities or mortgage-backed bonds; other asset-backed securities rated by one of the six NRSROs, or if not so rated, determined by the Adviser to be of comparable quality. (For more information concerning asset-backed securities, including mortgage-backed securities, see "Appendix A -- Asset-Backed Securities.") Pursuant to its investment objective, the Fund also may invest in dividend paying preferred and common stock.



Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-backed securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by D&P, Fitch, S&P, Moody's, IBCA or BankWatch, or, if unrated, determined by NationsBank to be comparable in quality. Obligations rated in the lowest of the top four investment grade rating categories (E.G. rated "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See "Appendix B" below for a description of these rating designations.



The Fund also may hold or invest in short-term U.S. Government Obligations, "high quality" money market instruments (I.E., those within the two highest rating categories or unrated instruments deemed by the Adviser to be of comparable quality), repurchase agreements and cash. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. These investments may be in such proportions as, in the Adviser's opinion, existing circumstances warrant.


Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest 10% or more of its assets in securities of foreign issuers. The value of the Fund's portfolio generally will vary inversely with changes in prevailing interest rates. See "Appendix A" below for additional information concerning the investment practices of this Fund.


NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund" below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.



Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.


Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



GENERAL: Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and CFTC-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure risk-management. Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund also may lend their portfolio securities to qualified institutional investors. Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund also may invest in restricted, private placement and other illiquid securities and may engage in reverse repurchase agreements and dollar roll transactions. Nations Global Government Income Fund may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. Additionally, each Bond Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL EQUITY FUND, NATIONS EMERGING MARKETS FUND, NATIONS PACIFIC GROWTH FUND AND NATIONS GLOBAL GOVERNMENT INCOME FUND: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each of those Funds presents unique risks that investors should be aware of.

Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.



The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.


Moreover, for each of those Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.

Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.


PORTFOLIO TURNOVER (NON-MONEY MARKET FUNDS): Generally, the Equity Funds, the Balanced Fund and the Bond Funds (the "Non-Money Market Funds") will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. If a Fund's portfolio turnover rate exceeds 100%, it may result in higher brokerage costs and possible tax consequences for the Fund and its shareholders. For the Funds' portfolio turnover rates, see "Financial Highlights."



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objectives and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAIs.

Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. In addition, this limitation does not apply to investments by "money market funds" as that term is used under the 1940 Act, in obligations of domestic banks.


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Each Fund (other than the Nations Global Government Income Fund) may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations Global Government Income Fund may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

In order for the Money Market Funds to value their investments on the basis of amortized cost, investments must be in accordance with the requirements of Rule 2a-7 under the 1940 Act, some of which are described below. These include maturity, quality and diversification requirements. Maturity is limited to a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar-denominated instruments determined to present minimal credit risks and that at the time of acquisition are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one NRSRO has rated the security, that one NRSRO) or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short-term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities (and no more than 1% in any one issuer) that have not been rated in the highest category by the required number of NRSROs or, if unrated, are described in (i) or (ii) above. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities, and fully-collateralized repurchase agreements secured by such obligations, are exempt from the quality requirements, other than minimal credit risk. In the event that a Money Market Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Money Market Fund's own restrictions will govern.

   How Performance Is Shown


MONEY MARKET FUNDS: From time to time the Money Market Funds may advertise the yield and effective yield on a class of shares. YIELD AND EFFECTIVE YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a class of shares in a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


NON-MONEY MARKET FUNDS: From time to time the Non-Money Market Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of Non-Money Market Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods.


Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE ADVISER OR THE FUNDS.


                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
PACIFIC EX-JAPAN COMPOSITE               March 31, 1995*

One Year                                      4.90%
Three Year                                    24.50%
Five Year                                     15.70%
Since Inception on January 1,
  1988                                        22.20%

[CAPTION]

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50%)    20.30%     21.10%     106.90%   (15.10%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
EMERGING MARKETS COMPOSITE               March 31, 1995*

One Year                                     (24.40%)
Since Inception on January 1,
  1993                                        9.60%

Annual
Total
Returns*

   1993         1994
  73.90%      (20.20%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                   Average Annual Total Return
                                    for the Periods Indicated
GLOBAL GOVERNMENT BOND                       through
  EX-U.K. COMPOSITE*                     March 31, 1995**

One Year                                      7.90%
Three Year                                    9.40%
Since Inception on September 1,
  1990                                        11.40%

[CAPTION]

Annual Total Returns**
   1991         1992         1993         1994
  19.30%        3.30%       13.50%       (2.40%)


 * The accounts of Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J. P. Morgan Global Government Bond Index, would not have materially affected their total returns.


** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                   Average Annual Total Return
                                    for the Periods Indicated
NATIONS INTERNATIONAL                        through
  EQUITY FUND                             March 31, 1995

One Year                                      1.22%
Three Year                                    6.98%
Since Inception on December 2,
  1991                                        5.30%

[CAPTION]

Annual Total Returns
   1992         1993         1994
  (8.57%)      27.21%        2.60%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Primary A Shares, the Money Market Funds offer Primary B, Investor A, Investor B, Investor C and Investor D Shares. In addition to Primary A Shares, the Non-Money Market Funds offer Primary B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Institution, as defined below.

   How The Funds Are Managed


The business and affairs of each of Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios are managed under the direction of their Board of Trustees and Boards of Directors, respectively. Nations Fund Trust's SAI contains the names of and general background information concerning each Trustee of Nations Fund Trust. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.



Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.



INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



TradeStreet Investment Associates, Inc. with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to all of the Funds except for those Funds listed below, for which Nations Gartmore serves as sub-investment adviser.



TradeStreet is wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.



TradeStreet provides investment management services to individuals, corporations and institutions.



Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund pursuant to sub-advisory agreements. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Compagnie de Suez S.A. and affiliated entities (collectively, "Compagnie de Suez") own 75% of the equity of Gartmore plc.



On February 19, 1996, it was announced that National Westminster Bank plc ("NatWest"), one of the world's largest commercial and investment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and
(2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders (collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibilities. As of February 19, 1996, NatWest had assets under management of approximately $47 billion.



The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds.



Subject to the general supervision of Nations Fund Trust's Board of Trustees and Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. With respect to the Non-Money Market Funds, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.25% of the first

$250 million of the combined average daily net assets of both Nations Prime Fund and Nations Treasury Fund, plus 0.20% of the combined average daily net assets of such Funds in excess of $250 million; 0.40% of the average daily net assets of Nations Government Money Market Fund; 0.50% of the average daily net assets of Nations Equity Index Fund; 0.60% of the average daily net assets of each of the Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund; 0.75% of the average daily net assets of each of Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund; 0.65% of the first $100 million of the Nations Government Securities Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.50% of the Fund's average daily net assets in excess of $250 million; 0.75% of the first $100 million of the Nations Equity Income Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $100 million and up to $250 million, plus 0.60% of the Fund's average daily net assets in excess of $250 million; 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund.



For the services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay TradeStreet sub-advisory fees, computed daily and paid monthly, at the annual rates of 0.055% of Nations Prime Fund's, Nations Treasury Fund's and Nations Government Money Market Fund's average daily net assets; 0.20% of Nations Equity Income Fund's average daily net assets; 0.10% of Nations Equity Index Fund's average daily net assets; 0.25% of Nations Value Fund's, Nations Balanced Assets Fund's, Nations Capital Growth Fund's, Nations Emerging Growth Fund's and Nations Disciplined Equity Fund's average daily net assets; 0.15% of Nations Short-Intermediate Government Fund's, Nation's Government Securities Fund's, Nations Short-Term Income Fund's, Nations Diversified Income Fund's, and Nations Strategic Fixed Income Fund's average daily net assets.



For services provided and expenses assumed pursuant to a sub-advisory agreements, Nations Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly at the annual rates of 0.70% of Nations International Equity Fund's average daily net assets. 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets and 0.54% of Nations Global Government Income Fund's average daily net assets. Although the advisory fees for Nations Value Fund, Nations Equity Income Fund, Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund, Nations Global Government Income Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund and Nations Balanced Assets Fund are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NationsBank (and/or TradeStreet and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Government Money Market Fund -- 0.16%; Nations Value
Fund -- 0.75%; Nations Capital Growth Fund -- 0.75%; Nations Emerging Growth Fund -- 0.75%; Nations Disciplined Equity Fund -- 0.70%; Nations Equity Index Fund -- 0.10%; Nations Balanced Assets Fund -- 0.75%; Nations Short-Intermediate Government Fund -- 0.40%; Nations Short-Term Income Fund -- 0.30%; Nations Diversified Income Fund -- 0.50%; and Nations Strategic Fixed Income
Fund -- 0.50%. For the fiscal year ended November 30, 1995, after waivers, Nations Disciplined Equity Fund paid its prior sub-adviser fees at the rate of 0.05% of the Fund's average daily net assets.



For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the indicated rate of the following Funds' average daily net assets: Nations Prime Fund -- 0.13%; Nations Treasury Fund -- 0.16%; Nations Government Securities Fund -- 0.46%; Nations Equity Income Fund -- 0.68%; and Nations International Equity
Fund -- 0.40%. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid the prior sub-adviser to Nations International Equity Fund 0.38% of such Fund's average daily net assets.



Sandra L. Duck is a Product Manager, Market Management for TradeStreet and is Portfolio Manager for Nations Treasury Fund and Nations Government Money Market Fund. She has been Portfolio Manager for the Funds since 1993. Previously she was Vice President and Portfolio Manager for NationsBank. Ms. Duck has worked in the investment community since 1980. Her past experience includes product management and trading for Interstate/Johnson Lane and First Charlotte Corporation. Ms. Duck graduated from King's College.



Greg W. Golden is a Structured Products Manager, Equity Management for TradeStreet and is Portfolio Manager for Nations Equity Index Fund. He has been Portfolio Manager for Nations Equity Index Fund since 1993. Previously he was Vice President and Structured

Products Manager for NationsBank. He has worked in the investment community since 1990. His past experience includes portfolio management, derivatives management and quantitative analysis for NationsBank and Sovran Bank of Tennessee. Mr. Golden received a B.B.A. in Finance from Belmont University. He is a Chartered Financial Analyst candidate and a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Martha L. Sherman is a Senior Product Manager, Money Market Management for TradeStreet and is Senior Portfolio Manager for Nations Prime Fund. She has been Portfolio Manager for Nations Prime Fund since 1988. Previously she was Vice President and Senior Portfolio Manager for NationsBank. Ms. Sherman has worked in the investment community since 1981. Her past experience includes investment research for William Lowry & Associates. Ms. Sherman received a B.S. in Business Administration from the University of Texas at Dallas.



Sharon M. Herrmann, CFA, is a Director of Equity Management for TradeStreet and Senior Portfolio Manager for Nations Value Fund. Ms. Herrmann has been the Portfolio Manager for Nations Value Fund since 1989. Previously she was Senior Vice President and Portfolio Manager for NationsBank. Ms. Herrmann has worked for NationsBank since 1981 where her responsibilities included fund management and portfolio management. She attended Virginia Wesleyan College. Ms. Herrmann holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Eric S. Williams, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Equity Income Fund. Mr. Williams has been the Portfolio Manager for Nations Equity Income Fund since 1991. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1980. His past experience includes fund analysis and portfolio management for National Bank of Detroit. Mr. Williams received a B.S. in Accounting from East Carolina University, Summa Cum Laude and an M.B.A. from Indiana University. He holds the Chartered Financial Analyst designation, is on the Advisory Board of Indiana University's Investment Management Academy, and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Stephen Watson has been Principal Portfolio Manager for Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.



Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. He has been Portfolio Manager of Nations Emerging Markets Fund since 1995. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.



Seok Teoh is Principal Portfolio Manager of the Nations Pacific Growth Fund. She has been Portfolio Manager of Nations Pacific Growth Fund since 1995. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.



Philip J. Sanders, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Capital Growth Fund. Mr. Sanders has been Portfolio Manager for Nations Capital Growth Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Sanders has worked in the financial investment community since 1981. His past experience includes portfolio management, equity research and financial analysis for NationsBank and Duke Power Company. Mr. Sanders received a B.A. in Economics from the University of Michigan and an M.B.A. from University of North Carolina at Charlotte. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Edward E. (Jack) Smiley, Jr., CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Emerging Growth Fund. Mr. Smiley has been Portfolio Manager for Nations Emerging Growth Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. He has worked in the investment community since 1968. His past experience includes management consulting and portfolio management for Interfirst Investment Management, Merrill Lynch and Dean Witter. Mr. Smiley received a B.B.A. in Management from Southern Methodist University. He holds the

Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the Dallas Association of Investment Analysts.



Jeffery C. Moser, CFA, is a Senior Product Manager, Equity Development for TradeStreet and Senior Portfolio Manager for Nations Disciplined Equity Fund. Mr. Moser has been Portfolio Manager for Nations Disciplined Equity Fund since 1995. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Moser has worked for NationsBank since 1983 where his responsibilities included institutional portfolio management and equity analysis. Mr. Moser graduated Phi Beta Kappa with a B.S. in Mathematics from Wake Forest University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



Julie L. Hale, CFA, is a Senior Product Manager, Equity Management for TradeStreet and Senior Portfolio Manager for Nations Balanced Assets Fund. Ms. Hale has been Portfolio Manager for the Nations Balanced Assets Fund since 1995. Previously she was Vice President and Senior Portfolio Manager for NationsBank. She has worked in the investment community since 1981. Her past experience includes research analysis and portfolio management for Mercantile Safe Deposit and Trust, and National City Bank. Ms. Hale received a B.S. in Business and Finance from St. Mary's College and an M.B.A. from Kent State University. She holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Security Analysts, Inc. She is also a member of the National Association for Petroleum Investment Analysts and the World Affairs Council of Washington, D.C.



Mark Rimmer is Principal Portfolio Manager for Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He has been Portfolio Manager for Nations Global Government Income Fund since 1995. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.



Gregory H. Cobb is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Strategic Fixed Income Fund. Mr. Cobb has been Portfolio Manager for Nations Strategic Fixed Income Fund since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Cobb has worked in the investment community since 1987. His past experience includes portfolio management of intermediate duration and insurance products for Trust Company Bank and Barnett Bank Trust Company Inc. Mr. Cobb received a B.A. in Economics from the University of North Carolina at Chapel Hill.



Mark S. Ahnrud, CFA, is a Director of Fixed Income Management for TradeStreet and the Senior Portfolio Manager for Nations Diversified Income Fund. Mr. Ahnrud has been the Portfolio Manager for the Nations Diversified Income Fund since 1992. Previously he was Senior Vice President and Senior Portfolio Manager for NationsBank. Mr. Ahnrud has worked for NationsBank since 1985 where his responsibilities initially included institutional investment management sales and later involved high yield credit analysis. Mr. Ahnrud received a dual B.S. in Finance and Investments from Babson College and an M.B.A. from Duke University, Fuqua School of Business. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.



John S. Swaim is a Senior Product Manager, Fixed Income Management for TradeStreet and Senior Portfolio Manager for Nations Short-Intermediate Government Fund and Nations Government Securities Fund. Mr. Swaim has been Portfolio Manager for the Funds since 1995. Previously he was Vice President and Senior Portfolio Manager for NationsBank. Mr. Swaim has worked in the investment community since 1986. His past experience includes derivative products manager for the NationsBank Texas Corporate Investment Division portfolio. Mr. Swaim received a B.S. from University of North Texas and an M.B.A. from University of Texas at Arlington.



David M. Hetherington, CFA, is Managing Director of Fixed Income Management for TradeStreet. Mr. Hetherington is responsible for overseeing all fixed income product management and is Senior Portfolio Manager for Nations Short-Term Income Fund. Mr. Hetherington has been Portfolio Manager for Nations Short-Term Income Fund since 1995. Previously he was Senior Vice President and Director of Fixed Income for NationsBank. Mr. Hetherington has worked in the investment community since 1975. His past experience includes working as a portfolio manager, a trust investment officer and a securities analyst for First Citizens Bank and Deposit Guarantee as well as working as an Economist for the U.S. Department of Labor in the Bureau of Labor Statistics. Mr. Hetherington received a B.A. in Economics from Duke University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research.

Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Board of Trustees of Nations Fund Trust and the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.



For the fiscal year ended November 30, 1995, after waivers, Nations Fund Trust paid its administrators fees at the indicated rates of the following Funds' average daily net assets: Nations Government Money Market Fund and Nations Diversified Income Fund -- .07%; Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund and Nations Strategic Fixed Income Fund -- 0.10%.


For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the following Funds' average daily net assets: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary Shares of the Funds.



Bank of New York, Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund.



TSSG serves as the Transfer Agent for each of the Fund's Primary Shares. NationsBank of Texas, N.A. ("NationsBank of Texas" and, together with Bank of New York, called "Custodians") serves as custodian for the assets of each Fund except Nations International Equity Fund, Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund. NationsBank of Texas, which also serves as the sub-transfer agent for each Fund's Primary Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees payable monthly (i) at the rate of 1.25% of 1% of the average daily net assets of each Fund for which it acts as custodian, (ii) $10.00 per repurchase collateral transaction by such Funds, and

(iii) $15.00 per purchase, sale and maturity transaction involving such Funds. In return for providing sub-transfer agency services for the Primary Shares of Nations Fund, NationsBank of Texas is entitled to receive an annual fee from TSSG of $251,000.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Any general expenses of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund Trust, Nations Fund, Inc. and/or Nations Portfolios or in such other manner as the Board of Trustees or the relevant Board of Directors determines is fair and equitable.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND TRUST: Nations Fund Trust was organized as a Massachusetts business trust on May 6, 1985. The Money Market Funds currently offer six classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Investor D Shares. The Non-Money Market Funds currently offer five classes of shares -- Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain Funds, however, do not offer shares of each class. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund Trust: Nations Government Money Market Fund, Nations Value Fund, Nations Capital Growth Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Equity Index Fund, Nations Balanced Assets Fund, Nations Short-Intermediate Government Fund, Nations Short-Term Income Fund, Nations Diversified Income Fund and Nations Strategic Fixed Income Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Each share of Nations Fund Trust is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of Nations Fund Trust's Board of Trustees. Nations Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of Nations Fund Trust will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class. See the related SAI for examples of when the 1940 Act requires voting by fund.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose or vote with respect to more than 25% of the outstanding shares of Nations Fund Trust and therefore could be considered to be a controlling person of Nations Fund Trust for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series of shares over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund Trust's SAI.


Nations Fund Trust does not presently intend to hold annual meetings except as required by the 1940 Act. Shareholders will have the right to remove Trustees. Nations Fund Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of the shareholders entitled to vote at least 10% of the outstanding shares of Nations Fund Trust entitled to be voted at such meeting.

NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following funds of Nations Fund, Inc.: Nations Prime Fund, Nations Treasury Fund, Nations Equity Income Fund, Nations International Equity Fund and Nations Government Securities Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-626-2275.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosures on three separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund Trust, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Primary A Shares may be purchased through trust organizations, fee-based planners and institutional retirement plans ("Institutions") that have entered into selling agreements with Stephens.



Primary Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares.


Purchases of the Money Market Funds may be effected on days on which the Federal Reserve Bank of New York is open for business (a "Bank Business Day"). Purchases of the Non-Money Market Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "NYSE Business Day"). Unless otherwise specified, the term Business Day in this Prospectus refers to a Bank Business Day with respect to a Money Market Fund, and a NYSE Business Day with respect to a Non-Money Market Fund.

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.


Nations Fund reserves the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.



EFFECTIVE TIME OF PURCHASES -- MONEY MARKET FUNDS: Purchases will be effected only when federal funds are available for investment on the Business Day the purchase order is received by Stephens or by the Transfer Agent. A purchase order must be received by Stephens or by the Transfer Agent by 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund). A purchase order received by Stephens or the Transfer Agent after such time will not be accepted; notice thereof will be given to the Institution placing the order, and any funds received will be returned promptly to the sending Institution. If federal funds are not available by 4:00 p.m., Eastern time, the order will be canceled. Primary Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.


Institutions are responsible for transmitting orders for purchases by their Customers, and delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.


EFFECTIVE TIME OF PURCHASES -- NON-MONEY MARKET FUNDS: Purchase orders for Primary A Shares in the Non-Money Market Funds that are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution. Primary Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.



Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.


   How To Redeem Shares


Customers may redeem all or part of their Primary A Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Fund. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Cus-tomer accounts for these or other services provided in connection with the redemption of Primary Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.



With respect to the Money Market Funds, redemption orders must be received on a Business Day before 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), and payment will normally be wired the same day to the Institutions. Nations Fund reserves the right to wire redemption proceeds within three Business Days after receiving the redemption orders if, in the judgment of the Adviser, an earlier payment could adversely impact a Fund. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. Redemption orders will not be accepted by Stephens or by the Transfer Agent after 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), for execution on that Business Day.


With respect to the Non-Money Market Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.


Nations Fund may redeem a shareholder's Primary Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Primary Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Fund also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


   How To Exchange Shares


The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.



The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.



Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.



Provided your Institution allows telephone exchanges during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.



Primary A Shares may be exchanged by directing a request directly to the Institution through which the original Primary A Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Money Market Funds are valued as of 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), each Bank Business Day. Shares of the Non-Money Market Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each NYSE Business Day. Currently, the days on which the Federal Reserve Bank of New York is closed (other than weekends) are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The assets in the Money Market Funds are valued based upon the amortized cost method. Although Nations Fund seeks to maintain the net asset value per share of these Funds at $1.00, there can be no assurance that their net asset value per share will not vary.

With respect to the Non-Money Market Funds, portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Trustees or Directors.

   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS


MONEY MARKET FUNDS: Dividends from net investment income of each of the Money Market Funds are declared daily to shareholders at 3:00 p.m., Eastern time (12 noon, Eastern time, with respect to Nations Government Money Market Fund), on the day of declaration. Primary A Shares begin earning dividends on the day the purchase order is executed and continue earning dividends through and including the day before the redemption order is executed (E.G., the settlement date). Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends are paid in cash within five Business Days after a shareholder's complete redemption of his Primary A Shares in a Fund. To the extent that there are any net short-term capital gains, they will be paid at least annually.



NON-MONEY MARKET FUNDS: Dividends from net investment income are declared daily and paid monthly by the Bond Funds. Dividends from net investment income are declared and paid each calendar quarter by the Equity Funds and the Balanced Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Primary A Shares of the Bond Funds are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary A Shares of the Equity Funds and the Balanced Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.



The net asset value of Primary A Shares in the Non-Money Market Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Primary A Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.


TAX INFORMATION


Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)



Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of the Nations International Equity, Nations Emerging Markets and Nations Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.



Substantially all of the net realized long-term capital gains of the Non-Money Market Funds, if any, will be distributed at least annually to such Funds' shareholders. These Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares. The Money Market Funds do not expect to realize long-term capital gains and, therefore, do not expect to distribute any capital gain dividends.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.



The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



MORTGAGE-BACKED SECURITIES represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Cer-tificate purchased at a premium may result in a loss to the Fund.

Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.


Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.


Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. Government Obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds. For additional information concerning mortgage-backed securities, see the related SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, each Fund intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Nations Prime Fund generally limits investments in bank instruments to (a) U.S. dollar-denominated obligations of U.S. banks which have total assets exceeding $1 billion and which are members of the Federal Deposit Insurance Corporation (including obligations of foreign branches of such banks) or of the 75 largest foreign commercial banks in terms of total assets; or (b) U.S. dollar-denominated bank instruments issued by other banks believed by the Adviser to present minimal credit risks. For purposes of the foregoing, total assets may be determined on the basis of the bank's most recent annual financial statements.


The Nations Prime Fund may invest up to 100% of its assets in obligations issued by banks. All Funds (except Nations Prime Fund) will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase. The Nations Prime Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).


Eurodollar obligations, "Yankee dollar" obligations, and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, the Nations Treasury Fund may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.



At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. A Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Fund does not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

The Nations Treasury Fund has entered into an arrangement whereby it reinvests the proceeds of a reverse repurchase agreement in a tri-party repurchase agreement and receives the net interest rate differential.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two NRSROs, are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable and floating rate instruments.


The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and companies meet the quality standards set forth above.

CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: Certain of the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


GUARANTEED INVESTMENT CONTRACTS: Guaranteed investment contracts ("GICs") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.


A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are generally considered to be illiquid investments.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Money Market Funds will not hold more than 10% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. The Non-Money Market Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, GICs and some commercial paper issued in reliance upon the exemption in
Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities. In addition, interests in privately arranged loans acquired by the Nations Prime Fund may be subject to this limitation.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



LOWER-RATED DEBT SECURITIES: Lower rated, high-yielding securities are those rated "Ba" or "B" by Moody's or "BB" or "B" by S&P which are commonly referred to as "junk bonds." These bonds provide poor protection for payment of principal and interest. Lower-quality bonds involve greater risk of default or price changes due to changes in the issuer's creditworthiness than securities assigned a higher quality rating. These securities are considered to have speculative characteristics and indicate an aggressive approach to income investing. Each Fund that may invest in lower-rated debt securities intends to limit their investments in lower-quality debt securities to 35% of assets.



The market for lower-rated securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities can be sold. If market quotations are not available, these lower-rated securities will be valued in accordance with procedures established by the Funds' Boards, including the use of outside pricing services. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities, and a Fund's ability to dispose of these lower-rated bonds.


The market prices of lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.


Since the risk of default is higher for lower-rated securities, the Adviser will try to minimize the risks inherent in investing in lower-rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.


Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. Each Fund's policies regarding lower-rated debt securities is not fundamental and may be changed at any time without shareholder approval.


MONEY MARKET INSTRUMENTS: With respect to Non-Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of one year or less. With respect to Money Market Funds, the term "money market instruments" refers to instruments with remaining maturities of 397 days or less. Money market instruments may include, among other instruments, certain U.S. Treasury Obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.



Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.


Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases", and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.


Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.


In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



SHORT-TERM TRUST OBLIGATIONS: Nations Prime Fund may invest in short-term obligations issued by special purpose trusts established to acquire specific issues of government or corporate securities. Such obligations entitle the Fund to a proportional fractional interest in payments received by such trusts, either from the underlying securities owned by the trust or pursuant to other arrangements entered into by the trusts. A trust may enter into a swap arrangement with a highly rated investment firm, pursuant to which the trust grants to the counterparty certain of its rights with respect to the securities owned by the trust in exchange for the obligation of the counterparty to make payments to the trust according to an established formula. The trust obligations purchased by the Fund must satisfy the quality and maturity requirements generally applicable to the Fund pursuant to Rule 2a-7 under the 1940 Act.

STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., GNMA certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.



VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.


The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.


BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996


                        NATIONS INTERNATIONAL
                           EQUITY FUND
                        NATIONS EMERGING MARKETS FUND
                        NATIONS PACIFIC GROWTH FUND
                        NATIONS GLOBAL GOVERNMENT
                           INCOME FUND


INVESTMENT ADVISER: NationsBanc Advisors, Inc.
SUB-INVESTMENT ADVISER: Nations Gartmore Investment Management
DISTRIBUTOR: Stephens Inc.


                            (Nations Fund Logo Appears Here)


TR-96129-496

Prospectus


                                    PRIMARY A SHARES
                                       APRIL 1, 1996




This Prospectus describes three equity
portfolios -- NATIONS INTERNATIONAL
EQUITY FUND, NATIONS EMERGING MARKETS FUND and
NATIONS PACIFIC
GROWTH FUND -- and one bond portfolio -- NATIONS
GLOBAL GOVERNMENT INCOME FUND (each, a "Fund") -- of the Nations Fund Family ("Nations
Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Primary A Shares (formerly called Trust A Shares).




This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Fund, Inc. and Nations Fund Portfolios, Inc.
("Nations Portfolios"), each an open-end management investment company, is contained in separate Statements of Additional
Information (the "SAIs"), that
have been filed with the Securities and Exchange
Commission (the "SEC") and are available upon request without charge by writing or calling Nations
Fund at its address or telephone number shown below.
The SAIs for Nations Fund, Inc. and Nations
Portfolios, each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. Nations
Gartmore Investment Management ("Nations Gartmore") is sub-investment adviser to the Funds. As used herein the "Adviser" shall mean NBAI and/or Nations
Gartmore as the context may require.



SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

Nations International
Equity Fund
Nations Emerging
Markets Fund
Nations Pacific
Growth Fund
Nations Global
Government Income
Fund

                                                For purchase, redemption and
                                                performance information
                                                call:
                                                1-800-621-2192
                                                Nations Fund
                                                c/o Stephens Inc.
                                                One NationsBank Plaza
                                                33rd Floor
                                                Charlotte, NC 28255
                                                (Nations Fund Logo Appears Here)

                            Table  Of  Contents
About The
Funds

                            Prospectus Summary                                 3

                            Expenses Summary                                   4

                            Financial Highlights                               5

                            Objectives                                         8


                            How Objectives Are Pursued                         8


                            How Performance Is Shown                          12


                            How The Funds Are Managed                         14


                            Organization And History                          16




About Your
Investment

                            How To Buy Shares                                 17

                            How To Redeem Shares                              18



                            How To Exchange Shares                            18


                            How The Funds Value Their Shares                  19



                            How Dividends And Distributions Are Made;
                            Tax Information                                   19


                            Appendix A -- Portfolio Securities                20


                            Appendix B -- Description Of Ratings              24


                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary


(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."


(Bullet) INVESTMENT OBJECTIVES AND POLICIES:


         (Bullet) Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



        (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.



       (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



      (Bullet) Nations Global Government Income
               Fund's investment objective is to
               seek current income. It seeks to
               achieve this objective by investing
               primarily in debt securities issued
               by governments, banks and
               supranational entities located
               throughout the world.



(Bullet) RISK FACTORS: The Funds are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, See "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Funds."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. Nations Gartmore provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations International Equity, Nations
         Emerging Markets and Nations Pacific Growth Funds declare and pay dividends from net investment income each calendar quarter and Nations Global Government Income Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.



PRIMARY A SHARES


SHAREHOLDER TRANSACTION EXPENSES

                                                                         Nations            Nations            Nations
                                                                      International        Emerging        Pacific Growth
                                                                       Equity Fund       Markets Fund           Fund
Sales Load Imposed on Purchases                                           None               None               None
Deferred Sales Load                                                       None               None               None

                                                                         Nations
                                                                         Global
                                                                       Government
                                                                         Income
                                                                          Fund
Sales Load Imposed on Purchases                                           None
Deferred Sales Load                                                       None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                         Nations            Nations            Nations
                                                                      International        Emerging        Pacific Growth
                                                                       Equity Fund       Markets Fund           Fund

Management Fees                                                           .90%               1.10%              .90%
All Other Expenses (After Expense Reimbursements)                         .25%               .80%               .80%
Total Operating Expenses (After Expense Reimbursements)                   1.15%              1.90%              1.70%

                                                                         Nations
                                                                         Global
                                                                       Government
                                                                         Income
                                                                          Fund

Management Fees                                                           .70%
All Other Expenses (After Expense Reimbursements)                         .60%
Total Operating Expenses (After Expense Reimbursements)                   1.30%


EXAMPLES:


You would pay the following expenses on a $1,000 investment in Primary A Shares of the Funds, assuming (1) a 5% annual return and (2) redemption at the end of each time period.



                                                                            Nations            Nations            Nations
                                                                         International        Emerging        Pacific Growth
                                                                          Equity Fund       Markets Fund           Fund
1 Year                                                                       $ 12                $19                $17
3 Years                                                                      $ 37                $60                $54
5 Years                                                                      $ 63                N/A                N/A
10 Years                                                                     $140                N/A                N/A

                                                                            Nations
                                                                            Global
                                                                          Government
                                                                            Income
                                                                             Fund
1 Year                                                                        $13
3 Years                                                                       $41
5 Years                                                                       N/A
10 Years                                                                      N/A



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. Absent expense reimbursements, "All Other Expenses"and "Total Operating Expenses" for Nations International Equity Fund would have been .26% and 1.16%, respectively. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The following audited and, where indicated, unaudited financial information has been derived from the financial statements of Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in Nations Fund, Inc.'s SAI, which is available upon request. The financial information for Nations Portfolios has not been audited by Price Waterhouse LLP. For more information see "Organization And History." Shareholders of a Fund will receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements audited by the Funds' independent accountant.



FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND


                                                          SIX MONTHS
                                                             ENDED              YEAR               YEAR               YEAR
                                                           11/30/95             ENDED              ENDED              ENDED
PRIMARY A SHARES                                         (UNAUDITED)#         5/31/95#           5/31/94#           5/31/93#
Operating performance:
Net asset value, beginning of period                     $    11.75         $    12.06          $    10.60         $    10.40
Net investment income/(loss)                                   0.07               0.14                0.09               0.09
Net realized and unrealized gain/(loss) on
  investments                                                  0.70              (0.20)               1.44               0.21
Net increase/(decrease) in net assets resulting from
  investment operations                                        0.77              (0.06)               1.53               0.30
Distributions:
Dividends from net investment income                             --              (0.03)              (0.05)             (0.08)
Distributions from net realized capital gains                    --              (0.12)              (0.02)             (0.02)
Distributions in excess of net realized capital gains            --              (0.10)                 --                 --
Total distributions                                              --              (0.25)              (0.07)             (0.10)
Net asset value, end of period                           $    12.52         $    11.75          $    12.06         $    10.60
Total return++                                                 6.64%             (0.46)%             14.37%              3.14%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $  674,179         $  572,940          $  401,559         $  118,873
Ratio of operating expenses to average net assets              1.15%+             1.03%               1.17%              1.30%
Ratio of net investment income/(loss) to average net
  assets                                                       0.83%+             1.17%               0.75%              1.03%
Portfolio turnover rate                                          16%                92%                 39%                41%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                        1.24%+             1.04%               1.18%              1.32%
Net investment income per share without waivers
  and/or reimbursements                                  $     0.06         $     0.14          $     0.08         $     0.10

                                                             PERIOD
                                                             ENDED
PRIMARY A SHARES                                            5/31/92*
Operating performance:
Net asset value, beginning of period                     $   10.00
Net investment income/(loss)                                  0.08
Net realized and unrealized gain/(loss) on
  investments                                                 0.36
Net increase/(decrease) in net assets resulting from
  investment operations                                       0.44
Distributions:
Dividends from net investment income                         (0.04)
Distributions from net realized capital gains                   --
Distributions in excess of net realized capital gains           --
Total distributions                                          (0.04)
Net asset value, end of period                           $   10.40
Total return++                                                4.43%+++
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $  83,970
Ratio of operating expenses to average net assets             1.33%+
Ratio of net investment income/(loss) to average net
  assets                                                      1.81%+
Portfolio turnover rate                                         11%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                       1.43%+
Net investment income per share without waivers
  and/or reimbursements                                  $    0.03



  * Nations International Equity Fund Primary A Shares commenced operations on December 2, 1991.

  + Annualized.

 ++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charges.

+++ Unaudited.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS EMERGING MARKETS FUND



                                                                                                                      PERIOD
                                                                                                                      ENDED
                                                                                                                     9/30/95*
PRIMARY A SHARES                                                                                                   (UNAUDITED)#
Operating performance:
Net asset value, beginning of period                                                                               $   10.00
Net investment loss                                                                                                    (0.00)**
Net realized and unrealized loss on investments                                                                        (0.12)
Net decrease in net assets resulting from investment operations                                                        (0.12)
Net asset value, end of period                                                                                     $    9.88
Total return++                                                                                                         (1.20)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                               $  14,529
Ratio of operating expenses to average net assets                                                                       1.90%+
Ratio of net investment loss to average net assets                                                                     (0.03)%+
Portfolio turnover rate                                                                                                   10%



  * Nations Emerging Markets Fund Primary A Shares commenced operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.



FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD




NATIONS PACIFIC GROWTH FUND


                                                                                                                   PERIOD
                                                                                                                   ENDED
                                                                                                                  9/30/95*
PRIMARY A SHARES                                                                                                (UNAUDITED)#
Operating performance:
Net asset value, beginning of period                                                                            $   10.00
Net investment income/(loss)                                                                                         0.01
Net realized and unrealized loss on investments                                                                     (0.30)
Net decrease in net assets resulting from investment operations                                                     (0.29)
Net asset value, end of period                                                                                  $    9.71
Total return++                                                                                                      (2.90)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                            $  28,727
Ratio of operating expenses to average net assets                                                                    1.70%+
Ratio of net investment income/(loss) to average net assets                                                         (0.15)%+
Portfolio turnover rate                                                                                                 3%



  * Nations Pacific Growth Fund Primary A Shares commenced operations on June 30, 1995.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period

FOR A PRIMARY A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS GLOBAL GOVERNMENT INCOME FUND


                                                                                                                  PERIOD
                                                                                                                  ENDED
                                                                                                                 9/30/95*
PRIMARY A SHARES                                                                                               (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                           $   10.00
Net investment income                                                                                               0.13
Net realized and unrealized gain on investments                                                                     0.04
Net increase in net assets resulting from investment operations                                                     0.17
Distributions:
Dividends from net investment income                                                                               (0.13)
Total distributions                                                                                                (0.13)
Net asset value, end of period                                                                                 $   10.04
Total return++                                                                                                      1.69%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                           $  20,402
Ratio of operating expenses to average net assets                                                                   1.30%+
Ratio of net investment income to average net assets                                                                5.61%+
Portfolio turnover rate                                                                                              104%



  * Nations Global Government Income Fund Primary A Shares commenced operations on June 30, 1995.


  + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

   Objectives


NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.



NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market.


   How Objectives Are Pursued

NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.


In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.


The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."

The Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures and options thereon. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.


NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.


Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.


The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.


For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.


The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.


In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


The Fund may invest in ADRs, GDRs, EDRs and ADSs. The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.

For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.

The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.


The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various count-ries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.



Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.


Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.

The Fund also may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE FUNDS: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.


Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.



The same is true, but even more so, for the emerging market countries in which the Nations Emerging Markets Fund invests. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.


Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.


Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. For the Funds' portfolio turnover rates, see "Financial Highlights." If a Fund's portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in each Fund's respective SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


Nations Global Government Income Fund may not:


Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to permit the sale of a Fund's shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return also may be presented for other periods.



Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE ADVISER OR THE FUNDS.


                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
PACIFIC EX-JAPAN COMPOSITE               March 31, 1995*
One Year                                      4.90%
Three Year                                    24.50%
Five Year                                     15.70%
Since Inception on January 1,
  1988                                        22.20%

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50%)    20.30%     21.10%     106.90%   (15.10%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.


                                   Average Annual Total Return
                                    for the Periods Indicated
                                             through
EMERGING MARKETS COMPOSITE               March 31, 1995*
One Year                                     (24.40%)
Since Inception on January 1,
  1993                                        9.60%

Annual
Total
Returns*

   1993         1994
  73.90%      (20.20%)

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                   Average Annual Total Return
                                    for the Periods Indicated
GLOBAL GOVERNMENT BOND EX-U.K.               through
  COMPOSITE*                             March 31, 1995**
One Year                                      7.90%
Three Year                                    9.40%
Since Inception on September 1,
  1990                                        11.40%

Annual Total Returns**
   1991         1992         1993         1994
  19.30%        3.30%       13.50%       (2.40%)


 * The accounts of the Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J. P. Morgan Global Government Bond Index, would not have materially affected their total returns.


** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.

Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:


                                   Average Annual Total Return
                                    for the Periods Indicated
NATIONS INTERNATIONAL EQUITY                 through
  FUND                                    March 31, 1995
One Year                                      1.22%
Three Year                                    6.98%
Since Inception on December 2,
  1991                                        5.30%

Annual Total Returns
   1992         1993         1994
  (8.57%)      27.21%        2.60%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Primary A Shares, the Funds offer Primary B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or your Institution, as defined below.


   How The Funds Are Managed

The business and affairs of Nations Fund, Inc. and Nations Portfolios are managed under the direction of their respective Boards of Directors. The SAIs for Nations Fund and Nations Portfolios contain the names of and general background information concerning each of their respective Directors.


INVESTMENT ADVISER: NationsBanc Investment Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds pursuant to sub-advisory agreements. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Compagnie de Suez and affiliated entities (collectively, "Compagnie de Suez") own 75% of the equity of Gartmore plc.



On February 19, 1996, it was announced that National Westminster Bank plc ("NatWest"), one of the world's largest commercial and investment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and
(2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders (collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibilities. As of February 19, 1996, NatWest had assets under management of approximately $47 billion.



The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds.



Subject to the general supervision of Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with it or which have sold shares in a Fund, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.90% of the average daily net assets of Nations International Equity Fund; 1.10% of the average daily net assets of Nations Emerging Markets Fund; 0.90% of the average daily net assets of Nations Pacific Growth Fund; and 0.70% of the average daily net assets of Nations Global Government Income Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.40% of the Nations International Equity Fund's average daily net assets.



For services provided and expenses assumed pursuant to sub-advisory agreements, NBAI will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Pacific Growth Fund's average daily net assets and 0.54% of Nations Global Government Income Fund's average daily net assets. For the fiscal year ended May 31, 1995, Nations Fund, Inc. paid the prior sub-adviser for Nations International Equity Fund 0.38% of the Fund's average daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund, Inc. and Nations Portfolios believe that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies. From time to time, NationsBank and/or Nations Gartmore may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by the Funds.



Stephen Watson has been Principal Portfolio Manager for Nations International Equity Fund since February 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.



Mark Rimmer is Principal Portfolio Manager for Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He has been Portfolio Manager for Nations Global Government Income Fund since 1995. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.



Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. He has been Portfolio Manager for Nations Emerging Markets Fund since 1995. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.



Seok Teoh is Principal Portfolio Manager for Nations Pacific Growth Fund. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. She has been Portfolio Manager for Nations Pacific Growth Fund since 1995. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve a new advisory agreement with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, TSSG provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and TSSG are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Portfolios has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary Shares of the Funds. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the average daily net assets of the Nations International Equity Fund.



Bank of New York (the "Custodian"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Funds.



TSSG serves as the Transfer Agent for the Funds' Primary Shares. NationsBank of Texas, N.A. serves as the sub-transfer agent for the Funds' Primary Shares. The sub-transfer agent is located at 1401 Elm Street, Dallas, Texas 75202. In return for providing sub-transfer agency services for the Primary Shares of Nations Fund, NationsBank of Texas, N.A. is entitled to receive an annual fee from First Data of $251,000.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, MA 02110.



EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's directors and officers); Federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Any general expenses of Nations Fund, Inc. or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund, Inc. or Nations Portfolios or in such other manner as the relevant Board of Directors determines is fair and equitable.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as "The Capitol Mutual Funds"). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the Nations International Equity Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-621-2192.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Fund at 1-800-621-2192.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed power or shared power to dispose of or vote more than 25% of the outstanding shares of Nations Portfolios and therefore would be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which Stephens possessed power to dispose or vote as of a certain date, see the SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosures on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.

About Your Investment

   How To Buy Shares


Primary A Shares may be purchased through trust organizations, fee-based planners and institutional retirement plans ("Institutions") that have entered into selling agreements with Stephens.



Primary Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.

Nations Fund reserves the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds and share certificates are not issued. It is the responsibility of Institutions to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.



EFFECTIVE TIME OF PURCHASES: Purchase orders for Primary A Shares in the Funds that are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by a Fund's Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution.



Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund.


   How To Redeem Shares


Customers may redeem all or part of their Primary A Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Fund, Inc. and Nations Portfolios. No charge for wiring redemption payments is imposed by Nations Fund, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent. Redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days after receipt of the order.



Nations Fund may redeem a shareholder's Primary Shares if the balance in such shareholder's account with a Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Primary Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Portfolios also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



   How To Exchange Shares



The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.



The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased.



Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.



Provided your Institution allows telephone exchanges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.



Primary A Shares may be exchanged by directing a request directly to the Institution through which the original Primary A Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.


   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the respective Boards of Directors.

   How Dividends And Distributions Are Made;
   Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid each calendar quarter by Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund and are declared daily and paid monthly by Nations Global Government Income Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Primary A Shares of the Funds are eligible to receive dividends when declared provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.



The net asset value of Primary A Shares in each Fund will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the quarter or the month to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Primary A Shares of the Funds. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares in a Fund.



TAX INFORMATION: Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.



Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)



Corporate shareholders in the Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.



Substantially all of the net realized long-term capital gains of the Funds, if any, will be distributed at least annually to the Funds' shareholders. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held a Fund's shares and whether such gains are received in cash or reinvested in additional shares.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Fund to withhold 31% from dividends paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, a Fund is required by the Internal Revenue Service to withhold 31% of dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires each Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies such Fund's permissible investments, and the SAIs contain more information concerning such investments.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. Each Fund will limit its investments in bank obligations so they do not exceed 25% or more of such Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctua-tion until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser, at the time of purchase, to be of comparable quality to rated instruments that may be acquired by the Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: To the extent provided under "How Objectives Are Pursued," the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund enters into these transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject the Funds to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid, and their prices more volatile, than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued," the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, such Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. A Fund will not hold more than 15% of the value of its net assets in securities that are illiquid or such lower percentage as may be required by the states in which such Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, a Fund may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by such Fund's Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date, rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.


OTHER INVESTMENT COMPANIES: The Funds may invest in securities issued by other investment companies to the extent that such investments are consistent with a Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from such Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, a Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of

U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.


The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.



Thomson BankWatch Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.



BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA Limited and its affiliate, IBCA (collectively "IBCA"):


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus

                                  INVESTOR A SHARES
                                      APRIL 1, 1996


This Prospectus describes three equity
portfolios -- NATIONS INTERNATIONAL EQUITY FUND,
NATIONS EMERGING MARKETS FUND and NATIONS PACIFIC
GROWTH FUND -- and one bond portfolio -- NATIONS
GLOBAL GOVERNMENT INCOME FUND (each, a
"Fund") -- of the Nations Fund Family ("Nations
Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Investor A Shares.



This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund, Inc. and
Nations Fund Portfolios, Inc. ("Nations
Portfolios"), each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund, Inc. and
Nations Portfolios, each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc.
("NBAI") is the investment adviser to the Funds.
Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the Funds.
As used herein the "Adviser" shall mean NBAI and/or
Nations Gartmore as the context may require.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.
NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.


                                                     Nations International
                                                     Equity Fund



                                                     Nations Emerging
                                                     Markets Fund



                                                     Nations Pacific
                                                     Growth Fund



                                                     Nations Global
                                                     Government Income Fund




                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255
                                                     NATIONS
                                                        FUND

NF-96136-496

                             Table  Of  Contents

                             About The Funds


                             Prospectus Summary                                3
                             Expenses Summary                                  4
                             Financial Highlights                              5
                             Objectives                                        8
                             How Objectives Are Pursued                        9
                             How Performance Is Shown                         14
                             How The Funds Are Managed                        16
                             Organization And History                         19


                             About Your Investment


                             How To Buy Shares                                21
                             Shareholder Servicing And Distribution Plans     22
                             How To Redeem Shares                             24
                             How To Exchange Shares                           25
                             How The Funds Value Their Shares                 26
                             How Dividends And Distributions Are Made;
                             Tax Information                                  27
                             Appendix A -- Portfolio Securities               28
                             Appendix B -- Description Of Ratings             33



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS,
                             OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY
                             REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds



   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE. $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



         (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.



         (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



          (Bullet) Nations Global Government Income Fund's investment objective is to seek current income. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



(Bullet) RISK FACTORS: The Funds are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Funds."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. Nations Gartmore Investment Management provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations International Equity, Nations
         Emerging Markets and Nations Pacific Growth Funds declare and pay dividends from net investment income each calendar quarter and Nations Global Government Income Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR A SHARES

                                                                   Nations            Nations            Nations
                                                                International        Emerging            Pacific
                                                                 Equity Fund       Markets Fund        Growth Fund

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)                                                      None               None               None
Maximum Deferred Sales Charge (as a percentage of the lower
  of the original purchase price or redemption proceeds)1              None               None               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                         .90%              1.10%               .90%
Rule 12b-1 Fees (Including shareholder servicing fees)                  .25%               .25%               .25%
Other Expenses (After Expense Reimbursements)                           .25%               .80%               .80%
Total Operating Expenses (After Expense Reimbursements)                1.40%              2.15%              1.95%

                                                               Nations Global
                                                                 Government
                                                                 Income Fund
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)                                                      None
Maximum Deferred Sales Charge (as a percentage of the lower
  of the original purchase price or redemption proceeds)1              None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                         .70%
Rule 12b-1 Fees (Including shareholder servicing fees)                  .25%
Other Expenses (After Expense Reimbursements)                           .60%
Total Operating Expenses (After Expense Reimbursements)                1.55%



1 Investor A Shares that were purchased prior to January 1, 1996 remain subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."


EXAMPLES:


You would pay the following expenses on a $1,000 investment in Investor A Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                      Nations            Nations            Nations        Nations Global
                                                   International     Emerging Market    Pacific Growth       Government
                                                    Equity Fund           Fund               Fund            Income Fund

1 Year                                               $      14          $      22          $      20          $      16
3 Years                                              $      44          $      67          $      61          $      49
5 Years                                              $      77                N/A                N/A                N/A
10 Years                                             $     168                N/A                N/A                N/A

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares of the Funds will bear either directly or indirectly. The fees and expenses for the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are based on estimates. The figures in the above tables for the Nations International Equity Fund are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. Absent expense reimbursements, "Other Expenses" and "Total Operating Expenses" for Nations International Equity Fund would have been .26% and 1.41%, respectively. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited and, where indicated, unaudited financial information on the following pages has been derived from the financial statements of Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. The financial information for Nations Portfolios have not been audited by Price Waterhouse LLP. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND


                                                      SIX MONTHS
                                                         ENDED                YEAR                 YEAR                PERIOD
                                                       11/30/95               ENDED                ENDED                ENDED
INVESTOR A SHARES                                    (UNAUDITED)#           05/31/95#            05/31/94#           05/31/93*#
Operating performance:
Net asset value, beginning of period                   $   11.67            $   12.00            $   10.56            $   10.38
Net investment income/(loss)                                0.04                 0.11                 0.06                 0.07
Net realized and unrealized gain/(loss) on
  investments                                               0.70                (0.20)                1.44                 0.21
Net increase/(decrease) in net assets resulting
  from investment operations                                0.74                (0.09)                1.50                 0.28
Distributions:
Dividends from net investment income                          --                (0.02)               (0.04)               (0.08)
Distributions from net realized capital gains                 --                (0.12)               (0.02)               (0.02)
Distributions in excess of net realized capital
  gains                                                       --                (0.10)                  --                   --
Total distributions                                           --                (0.24)               (0.06)               (0.10)
Net asset value, end of period                         $   12.41            $   11.67            $   12.00            $   10.56
Total return++                                              6.34%               (0.69)%              14.00%                2.91%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                   $   5,875            $   4,877            $   3,219            $     839
Ratio of operating expenses to average net
  assets                                                    1.40%+               1.28%                1.42%                1.55%+
Ratio of net investment income/(loss) to average
  net assets                                                0.58%+               0.92%                0.50%                0.78%+
Portfolio turnover rate                                       16%                  92%                  39%                  41%
Ratio of operating expenses to average net
  assets without waivers and/or reimbursements              1.49%+               1.29%                1.43%                1.62%+
Net investment income/(loss) per share without
  waivers and/or reimbursements                        $    0.03            $    0.11            $    0.05            $    0.07



 * Nations International Equity Fund Investor A Shares commenced operations on June 3, 1992.

 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.
 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS EMERGING MARKETS FUND


                                                                                                             PERIOD
                                                                                                              ENDED
                                                                                                            09/30/95*
INVESTOR A SHARES                                                                                         (UNAUDITED)#
Operating performance:
Net asset value, beginning of period                                                                        $   10.00
Net investment loss##                                                                                           (0.01)
Net realized and unrealized loss on investments                                                                 (0.12)
Net decrease in net assets resulting from investment operations                                                 (0.13)
Net asset value, end of period                                                                              $    9.87
Total return++                                                                                                  (1.30)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                        $      57
Ratio of operating expenses to average net assets                                                                2.15%+
Ratio of net investment loss to average net assets                                                              (0.28)%+
Portfolio turnover rate                                                                                            10%



 * Nations Emerging Markets Fund Investor A Shares commenced operations on June 30, 1995.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS PACIFIC GROWTH FUND


                                                                                                             PERIOD
                                                                                                              ENDED
                                                                                                            09/30/95*
INVESTOR A SHARES                                                                                         (UNAUDITED)#
Operating performance:
Net asset value, beginning of period                                                                        $   10.00
Net investment income/(loss)                                                                                    (0.00)**
Net realized and unrealized loss on investments                                                                 (0.30)
Net increase/(decrease) in net assets resulting from investment operations                                      (0.30)
Net asset value, end of period                                                                              $    9.70
Total return++                                                                                                  (3.00)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                        $     161
Ratio of operating expenses to average net assets                                                                1.95%+
Ratio of net investment income/(loss) to average net assets                                                     (0.10)%+
Portfolio turnover rate                                                                                             3%



 * Nations Pacific Growth Fund Investor A Shares commenced operations on June 30, 1995.

** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS GLOBAL GOVERNMENT INCOME FUND



                                                                                                             PERIOD
                                                                                                              ENDED
                                                                                                            09/30/95
INVESTOR A SHARES                                                                                         (UNAUDITED)*
Operating performance:
Net asset value, beginning of period                                                                        $   10.00
Net investment income                                                                                            0.12
Net realized and unrealized gain on investments                                                                  0.04
Net increase in net assets resulting from investment operations                                                  0.16
Distributions:
Dividends from net investment income                                                                            (0.12)
Total Distributions                                                                                             (0.12)
Net asset value, end of period                                                                              $   10.04
Total return++                                                                                                  1.63%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                        $      23
Ratio of operating expenses to average net assets                                                                1.55%+
Ratio of net investment income to average net assets                                                             5.36%+
Portfolio turnover rate                                                                                           104%



 * Nations Global Government Income Fund Investor A Shares commenced operations on June 30, 1995.


 + Annualized.


++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


   Objectives


NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.



NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market.

   How Objectives Are Pursued


NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.



In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.



The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."



The Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures and options thereon. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.



Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.



The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission (the "CFTC") and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.



The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.

The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund may invest in ADRs, GDRs, EDRs and ADSs. The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.



The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.



The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.



Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase, will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.



Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.



The Fund also may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE FUNDS: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.



Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.



The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund invests. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; (7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. For the Funds' portfolio turnover rates, see "Financial Highlights." If a Fund's portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.



INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in each Fund's respective SAI.



Each Fund may not:



1. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.



2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.



Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may not:



Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.

Nations Global Government Income Fund may not:



Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.



The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current positions and needs.



In order to permit the sale of a Fund's shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.



Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE ADVISER OR THE FUNDS.

                                  Average Annual Total
                                 Return for the Periods
PACIFIC EX-JAPAN                    Indicated through
  COMPOSITE                          March 31, 1995*

One Year                                    4.90%
Three Year                                 24.50%
Five Year                                  15.70%
Since Inception on January 1,
  1988                                     22.20%

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994

 10.70%     56.10%     (1.50)%    20.30%     21.10%     106.90%   (15.10)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                  Average Annual Total
                                 Return for the Periods
EMERGING MARKETS                    Indicated through
  COMPOSITE                          March 31, 1995*

One Year                                   (24.40)%
Since Inception on January 1,
  1993                                       9.60%

Annual Total Returns*

  1993       1994

 73.90%    (20.20)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.


                                    Average Annual Total
                                   Return for the Periods
     GLOBAL GOVERNMENT BOND           Indicated through
       EX-U.K. COMPOSITE*              March 31, 1995
One Year                                    7.90%
Three Year                                  9.40%
Since Inception on September 1,
  1990                                     11.40%



Annual Total Returns**



  1991       1992       1993       1994
 19.30%      3.30%     13.50%     (2.40%)



 * The accounts of Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.



** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.


Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                  Average Annual Total
                                 Return for the Periods
NATIONS INTERNATIONAL EQUITY        Indicated through
  FUND -- INVESTOR A SHARES          March 31, 1995

One Year                                   (1.46%)
Since Inception on June 3, 1992             4.39%

Annual Total Returns

  1993       1994

 26.90%      2.21%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.



In addition to Investor A Shares, the Funds offer Primary A, Primary B, Investor C and Investor

N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investors' selling agent.


   How The Funds Are Managed


The business and affairs of Nations Fund, Inc. and Nations Portfolios are managed under the direction of their respective Boards of Directors. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds pursuant to sub-advisory agreements. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Compagnie de Suez and affiliated entities (collectively, "Compagnie de Suez") own 75% of the equity of Gartmore plc. On February 19, 1996, it was announced that National Westminister Bank plc ("NatWest"), one of the world's largest commercial and investment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and (2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders (collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibilities. As of February 19, 1996, NatWest had assets under management of approximately $47 billion.



The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds.

Subject to the general supervision of Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of:
0.90% of each of Nations International Equity Fund's and Nations Pacific Growth Fund's average daily net assets; 1.10% of Nations Emerging Markets Fund's average daily net assets; and 0.70% of Nations Global Government Income Fund's average daily net assets.



For services provided and expenses assumed pursuant to sub-advisory agreements, Nations Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets; and 0.54% of Nations Global Government Income Fund's average daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NBAI (and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.40% of Nations International Equity Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.



Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. He has been Portfolio Manager for Nations Emerging Markets Fund since 1995. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.



Mark Rimmer is Principal Portfolio Manager for Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He has been Portfolio Manager for Nations Global Government Income Fund since 1995. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined its Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.



Seok Teoh is Principal Portfolio Manager for Nations Pacific Growth Fund. She has been Portfolio Manager for Nations Pacific Growth Fund since 1995. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund

Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.


Stephen Watson has been Principal Portfolio Manager for Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their Portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank, that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations International Equity Fund's average daily net assets.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



Bank of New York (the "Custodian"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor A Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund, Inc. and Nations Portfolios or in such other manner as the relevant Board of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations International Equity Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment

   How To Buy Shares


Stephens has established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Fund ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").



Customers may invest in Investor A Shares through a Nations Fund Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI, (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.


There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet) $500 for IRA investors;


(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor A Shares, the Servicing Agents have entered into Servicing Agreements with Nations Fund under which they will provide various shareholder services to their customers ("Customers") who own Investor A Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor A Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.


   Shareholder Servicing And Distribution
   Plans

The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Funds.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Fund to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAIs for more details on the Investor A Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor A Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that were purchased prior to January 1, 1996 in amounts of $1 million or more or through the Nations Fund Personal Investment Planner will be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the

10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code,
(iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor A Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.


Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Fund at any time.

   How To Exchange Shares

The exchange feature enables a shareholder of Investor A Shares of a Nations Fund non-money market fund (including the Funds) to acquire shares of the same class that are offered by any other fund of Nations Fund when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.

No CDSC will be imposed in connection with an exchange of Investor A Shares that meets the requirements discussed in this section. If Investor A Shares of a Fund are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the Fund.

AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, investor should contact his/her Selling Agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchange through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Directors.

   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid each calendar quarter by Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund and are declared daily and paid monthly by Nations Global Government Income Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Investor A Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.



The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA is generally deferred under the Code.)



Corporate investors in the Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.



Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each of those Funds will consist of securities of foreign issuers, and therefore each of those Funds may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.



The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.



U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: To the extent provided under "How Objectives Are Pursued," the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.

The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.


The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.


SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the

U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.


The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. (collectively, "D&P") for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



The following summarizes the three highest rating categories used by Fitch Investors Service, Inc. ("Fitch") for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.



Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.



BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA Limited or its affiliate IBCA Inc. ("IBCA"):


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus

                                  INVESTOR C SHARES
                                      APRIL 1, 1996


This Prospectus describes three equity
portfolios -- NATIONS INTERNATIONAL EQUITY FUND,
NATIONS EMERGING MARKETS FUND and NATIONS PACIFIC
GROWTH FUND -- and one bond portfolio -- NATIONS
GLOBAL GOVERNMENT INCOME FUND (each, a
"Fund") -- of the Nations Fund Family ("Nations
Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Investor C Shares.



This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund, Inc. and
Nations Fund Portfolios, Inc. ("Nations
Portfolios"), each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund, Inc. and
Nations Portfolios, each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc.
("NBAI") is the investment adviser to the Funds.
Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the Funds.
As used herein the "Adviser" shall mean NBAI and/or
Nations Gartmore as the context may require.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.
NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
NF-96143-496


                                                     Nations International
                                                     Equity Fund
                                                     Nations Emerging
                                                     Markets Fund
                                                     Nations Pacific
                                                     Growth Fund
                                                     Nations Global
                                                     Government Income Fund


                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                            NATIONS
                                                              FUND
                                                         (Logo appears here)

                             Table  Of  Contents




About The                    Prospectus Summary                                3
Funds                        Expenses Summary                                  4
                             Financial Highlights                              6
                             Objectives                                        8
                             How Objectives Are Pursued                        9
                             How Performance Is Shown                         14
                             How The Funds Are Managed                        16
                             Organization And History                         20





About Your                   How To Buy Shares                                21
Investment                   Shareholder Servicing And Distribution Plans     23
                             How To Redeem Shares                             24
                             How To Exchange Shares                           26
                             How The Funds Value Their Shares                 27
                             How Dividends And Distributions Are Made;
                             Tax Information                                  27
                             Appendix A -- Portfolio Securities               29
                             Appendix B -- Description Of Ratings             33




                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE
                              FUNDS' SAIS INCORPORATED HEREIN BY REFERENCE, IN
                             CONNECTION WITH THE OFFERING MADE BY THIS
                             PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE. $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors: $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



         (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.



         (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



         (Bullet) Nations Global Government Income Fund's investment objective is to seek current income. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



(Bullet) RISK FACTORS: The Funds are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Funds."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. Nations Gartmore Investment Management provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations International Equity, Nations
         Emerging Markets and Nations Pacific Growth Funds declare and pay dividends from net investment income each calendar quarter and the Nations Global Government Income Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


INVESTOR C SHARES


                                                                   Nations
                                                                International    Nations Emerging    Nations Pacific
                                                                 Equity Fund       Markets Fund        Growth Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                        None               None               None
Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)1                      .50%               .50%               .50%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                         .90%              1.10%               .90%
Rule 12b-1 Fees (After Fee Waivers)                                     .25%               .25%               .25%
Shareholder Servicing Fees                                              .25%               .25%               .25%
Other Expenses (After Expense Reimbursements)                           .25%               .80%               .80%
Total Operating Expenses (After Fee Waivers and
  Expense Reimbursements)                                              1.65%              2.40%              2.20%

                                                               Nations Global
                                                                 Government
                                                                 Income Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                        None
Deferred Sales Charge (as a percentage of the lower of the
  original purchase price or redemption proceeds)1                      .50%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                         .70%
Rule 12b-1 Fees (After Fee Waivers)                                     .25%
Shareholder Servicing Fees                                              .25%
Other Expenses (After Expense Reimbursements)                           .60%
Total Operating Expenses (After Fee Waivers and
  Expense Reimbursements)                                              1.80%



1 A Deferred Sales Charge is imposed only with respect to Investor C Shares redeemed within one year of the date of purchase. Investor C Shares purchased prior to January 1, 1996 will continue to be subject to the 1.00% Deferred Sales Charge.


EXAMPLES:


You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                               Nations            Nations            Nations            Nations Global
                            International     Emerging Market    Pacific Growth         Government
                             Equity Fund           Funds              Fund              Income Fund

1 Year                        $      22          $      29          $      27           $      23
3 Years                       $      52          $      75          $      69           $      57
5 Years                       $      90                N/A                N/A                 N/A
10 Years                      $     195                N/A                N/A                 N/A

You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds, assuming a 5% annual return but no redemption.


                  Nations            Nations            Nations           Nations Global
               International     Emerging Market    Pacific Growth          Government
                Equity Fund           Funds              Fund               Income Fund

1 Year           $      17          $      24          $      22            $      18
3 Years          $      52          $      75          $      69            $      57
5 Years          $      90                N/A                N/A                  N/A
10 Years         $     195                N/A                N/A                  N/A




The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. The fees and expenses for the Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund are based on estimates. The figures in the above tables for the Nations International Equity Fund are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. In particular, the figures reflect a waiver effective January 1, 1996, of each Fund's Rule 12b-1 fees to 0.25% of each Fund's average daily net assets. Absent such waiver, each Fund's Total Operating Expenses would be 0.50% greater than the amount shown. Nations International Equity Fund also reimburses expenses. Accordingly, absent fee waivers and expense reimbursements, "Rule 12b-1 Fees,""Other Expenses" and "Total Operating Expenses" for such Fund would have been .75%, .26% and 2.16%, respectively. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited and, where indicated, unaudited financial information on the following pages has been derived from the financial statements of Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. The financial information for Nations Portfolio have not been audited by Price Waterhouse LLP. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.



FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND

                                                         SIX MONTHS
                                                            ENDED                YEAR                 YEAR
                                                          11/30/95               ENDED                ENDED
INVESTOR C SHARES                                       (UNAUDITED)#           05/31/95#            05/31/94#
Operating performance:
Net asset value, beginning of period                      $   11.45            $   11.86            $   10.49
Net investment income/(loss)                                  (0.01)                0.02                (0.03)
Net realized and unrealized gain/(loss) on
  investments                                                  0.70                (0.21)                1.43
Net increase/(decrease) in net assets resulting
  from investment operations                                   0.69                (0.19)                1.40
Distributions:
Dividends from net investment income                             --                   --                (0.01)
Distributions from net realized capital gains                    --                (0.12)               (0.02)
Distributions in excess of net realized capital
  gains                                                          --                (0.10)                  --
Total distributions                                            0.00                (0.22)               (0.03)
Net asset value, end of period                            $   12.14            $   11.45            $   11.86
Total return++                                                 6.03%               (1.56)%              13.21%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $     589            $     495            $     339
Ratio of operating expenses to average net assets              2.15%+               2.03%                2.17%
Ratio of net investment income/(loss) to average
  net assets                                                  (0.17)%+              0.17%               (0.25)%
Portfolio turnover rate                                          16%                  92%                  39%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                        2.24%+               2.04%                2.18%
Net investment income/(loss) per share without
  waivers and/or reimbursements                           $   (0.02)           $    0.02            $   (0.03)


                                                           PERIOD
                                                            ENDED
INVESTOR C SHARES                                        05/31/93*#
Operating performance:
Net asset value, beginning of period                      $   10.10
Net investment income/(loss)                                   0.00**
Net realized and unrealized gain/(loss) on
  investments                                                  0.48
Net increase/(decrease) in net assets resulting
  from investment operations                                   0.48
Distributions:
Dividends from net investment income                          (0.07)
Distributions from net realized capital gains                 (0.02)
Distributions in excess of net realized capital
  gains                                                          --
Total distributions                                           (0.09)
Net asset value, end of period                            $   10.49
Total return++                                                 4.97%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                      $     200
Ratio of operating expenses to average net assets              2.30%+
Ratio of net investment income/(loss) to average
  net assets                                                   0.03%+
Portfolio turnover rate                                          41%
Ratio of operating expenses to average net assets
  without waivers and/or reimbursements                        2.32%+
Net investment income/(loss) per share without
  waivers and/or reimbursements                           $    0.00**



 * Nations International Equity Fund Investor C Shares commenced operations on June 17, 1992.


** Amount represents less than $0.01.

 + Annualized.
++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS EMERGING MARKETS FUND


                                                                                                             PERIOD
                                                                                                              ENDED
                                                                                                            09/30/95*
INVESTOR C SHARES                                                                                         (UNAUDITED)#
Operating Performance:
Net asset value, beginning of period                                                                        $   10.00
Net investment loss ##                                                                                          (0.02)
Net realized and unrealized loss on investments                                                                 (0.13)
Net decrease in net assets resulting from investment operations                                                 (0.15)
Net asset value, end of period                                                                              $    9.85
Total return++                                                                                                  (1.50)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                        $      10
Ratio of operating expenses to average net assets                                                                2.90%+
Ratio of net investment loss to average net assets                                                              (1.03)%+
Portfolio turnover rate                                                                                            10%



 * Nations Emerging Markets Fund Investor C Shares commenced operations on June 30, 1995.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD

NATIONS PACIFIC GROWTH FUND


                                                                                                             PERIOD
                                                                                                              ENDED
                                                                                                            09/30/95*
INVESTOR C SHARES                                                                                         (UNAUDITED)#
Operating Performance:
Net asset value, beginning of period                                                                        $   10.00
Net investment income/(loss)                                                                                    (0.02)
Net realized and unrealized loss on investments                                                                 (0.30)
Net decrease in net assets resulting from investment operations                                                 (0.32)
Net asset value, end of period                                                                              $    9.68
Total return++                                                                                                  (3.20)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                        $      46
Ratio of operating expenses to average net assets                                                                2.70%+
Ratio of net investment income/(loss) to average net assets                                                     (0.85)%+
Portfolio turnover rate                                                                                             3%



 * Nations Pacific Growth Fund Investor C Shares commenced operations on June 30, 1995.


 + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

FOR AN INVESTOR C SHARE OUTSTANDING THROUGHOUT THE PERIOD



NATIONS GLOBAL GOVERNMENT INCOME FUND



                                                                                                              PERIOD
                                                                                                               ENDED
                                                                                                             09/30/95
INVESTOR C SHARES                                                                                          (UNAUDITED)*
Operating Performance:
Net asset value, beginning of period                                                                         $   10.00
Net investment income                                                                                             0.10
Net realized and unrealized gain on investments                                                                   0.04
Net increase in net assets resulting from investment operations                                                   0.14
Distributions:
Dividends from net investment income                                                                             (0.10)
Total distributions                                                                                              (0.10)
Net asset value, end of period                                                                               $   10.04
Total return++                                                                                                    1.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                         $       9
Ratio of operating expenses to average net assets                                                                 2.30%+
Ratio of net investment income to average net assets                                                              4.61%+
Portfolio turnover rate                                                                                            104%



 * Nations Global Government Income Fund Investor C Shares commenced operations on June 30, 1995.


 ** Amount represents less than $0.01 per share.


 + Annualized.


 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.



   Objectives



NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.



NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.

Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market.


   How Objectives Are Pursued


NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.



In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.



The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."



The Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures and options thereon. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.



Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.



The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.



The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund may invest in ADRs, GDRs, EDRs and ADSs. The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.



The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.



The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.



Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.



Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.



The Fund also may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies. For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE FUNDS: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.



Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in the Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.



The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund invests. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. For the Funds' portfolio turnover rates, see "Financial Highlights." If a Fund's portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.



INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in each Fund's respective SAI.



Each Fund may not:



1. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.



2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may not:



Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.



Nations Global Government Income Fund may not:



Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.



The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current positions and needs.



In order to permit the sale of a Fund's shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.



Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE ADVISER OR THE FUNDS.


                                  Average Annual Total
                                 Return for the Periods
PACIFIC EX-JAPAN                    Indicated through
  COMPOSITE                          March 31, 1995*

One Year                                    4.90%
Three Year                                 24.50%
Five Year                                  15.70%
Since Inception on January 1,
  1988                                     22.20%

Annual Total Returns*

  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50)%    20.30%     21.10%     106.90%   (15.10)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                  Average Annual Total
                                 Return for the Periods
EMERGING MARKETS                    Indicated through
  COMPOSITE                          March 31, 1995*

One Year                                   (24.40)%
Since Inception on January 1,
  1993                                       9.60%

Annual Total Returns*

  1993       1994
 73.90%    (20.20)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.


                                    Average Annual Total
                                   Return for the Periods
     GLOBAL GOVERNMENT BOND          Indicated through
       EX-U.K. COMPOSITE*              March 31, 1995
One Year                                   7.90%
Three Year                                 9.40%
Since Inception on September 1,
  1990                                     11.40%



Annual Total Returns**



  1991       1992       1993       1994
 19.30%      3.30%     13.50%     (2.40%)



 * The accounts of Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissible investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.



** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.


Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                  Average Annual Total
                                 Return for the Periods
NATIONS INTERNATIONAL EQUITY        Indicated through
  FUND -- INVESTOR C SHARES          March 31, 1995

One Year                                   (2.34%)
Since Inception on June 17,
  1992                                      4.62%

Annual Total Returns

  1993       1994
 25.78%      1.36%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.



In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's selling agent.


   How The Funds Are Managed


The business and affairs of Nations Fund, Inc. and Nations Portfolios are managed under the direction of their respective Boards of Directors. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



Nations Gartmore Investment Management, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds pursuant to sub-advisory agreements. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK-based international fund management group of companies (the "Gartmore Group"). Compagnie de Suez and affiliated entities (collectively, "Compagnie de Suez") own 75% of the equity of Gartmore plc.



On February 19, 1996, it was announced that National Westminster Bank plc ("NatWest"), one of the world's largest commercial and invest-ment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and (2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders (collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore and will probably result in a change in the name of Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibilities. As of February 19, 1996, NatWest had assets under management of approximately $47 billion.


The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds. As of December 31, 1994, the Gartmore Group had over $30 billion in assets under management.


Subject to the general supervision of Nations Fund, Inc.'s and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of:
0.90% of each of Nations International Equity Fund's and Nations Pacific Growth Fund's average daily net assets; 1.10% of Nations Emerging Markets Fund's average daily net assets, and 0.70% of Nations Global Government Income Fund's average daily net assets.



For services provided and expenses assumed pursuant to a sub-advisory agreement, Nations Gartmore is entitled to receive from NBAI sub-advisory fees, computed daily and paid monthly, at the annual rate of 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets; and 0.54% of Nations Global Government Income Fund's average daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NBAI (and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.40% of Nations International Equity Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.



Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. He has been Portfolio Manager for Nations Emerging Markets Fund since 1995. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.


Mark Rimmer is Principal Portfolio Manager for Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He has been Portfolio Manager for Nations Global Government Income Fund since 1995. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of the Institute of Investment Management and Research.



Seok Teoh is Principal Portfolio Manager for Nations Pacific Growth Fund. She has been Portfolio Manager for Nations Pacific Growth Fund since 1995. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo. Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.



Stephen Watson has been Principal Portfolio Manager for Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their Portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank, has advised Nations Fund and NationsBank that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries of NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries of NationsBank were prohibited from performing any of such services, it is expected that the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements.

Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of the Nations International Equity Fund's average daily net assets.



NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



Bank of New York (the "Custodian"), Avenue des Arts, 35 1040 Brussels, Belgium, serves as custodian for the assets of the Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund, Inc. and Nations Portfolios or in such other manner as the relevant Board of Directors deems appropriate.

   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of Nations International Equity Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 23, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, therefore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company. Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a Sales Support Agreement with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet) $500 for IRA investors;


(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.

Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

With respect to Investor C Shares, the Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor C Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into Servicing Agreements with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.

The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution
   Plans


Pursuant to Rule 12b-1 under the 1940 Act, the Directors have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares. Payments under the Investor C Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor C Shares.


The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.


The Directors also have approved a shareholder servicing plan ("Servicing Plan") for the Funds which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares.


The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor Shares for various services provided in connection with a Customer's account.

These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers, Investor C Shares of the Funds that are redeemed within one year of the date of purchase will be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed. Investor C Shares purchased prior to January 1, 1996 remain subject to the 1.00% CDSC. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor C Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor C shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Funds' Prospectus, but any such termination would affect only shares purchased after such termination.


Within 120 after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder of Investor C Shares of a Nations Fund non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Fund or Investor D Shares of any Nations Fund money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section.



If a shareholder acquires Investor C Shares of a Nations Fund non-money market fund or Investor D Shares of a Nations Fund money market fund through an exchange, the CDSC applicable to the original shares purchased will be applied to any redemption of the acquired shares. Additionally, when an investor exchanges Investor C Shares of a Nations Fund non-money market fund for shares of the same class of another non-money market fund or Investor D Shares of any money market fund of Nations Fund, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent.


GENERAL: The Funds and each of the other funds of Nations Fund may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Fund upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.

The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchange through the AEF). Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Directors.


   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid each calendar quarter by Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund and are declared daily and paid monthly by Nations Global Government Income Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Investor C Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.



The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.



TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.


Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.)



Corporate investors in the Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each of those Funds will consist of securities of foreign issuers, and therefore each of those Funds may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.



The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.



U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: To the extent provided under "How Objectives Are Pursued," the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held.

The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Nations International Equity Fund will generally not enter into a forward contract with a term of greater than one year.


FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, bro-kers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.



FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued" the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed-income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable-amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obliga-tions of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



OTHER INVESTMENT COMPANIES: A Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.



SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: Certain of the Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.


     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.


The following summarizes the highest four ratings used by Duff + Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch Investors Service ("Fitch") for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.



Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA:


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.



A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.



     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus

                                  INVESTOR N SHARES
                                      APRIL 1, 1996


This Prospectus describes three equity
portfolios -- NATIONS INTERNATIONAL EQUITY FUND,
NATIONS EMERGING MARKETS FUND and NATIONS PACIFIC
GROWTH FUND -- and one bond portfolio -- NATIONS
GLOBAL GOVERNMENT INCOME FUND (each, a
"Fund") -- of the Nations Fund Family ("Nations
Fund" or "Nations Fund Family"). This Prospectus describes one class of shares of each Fund -- Investor N Shares.



This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Investor N Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Fund, Inc. and
Nations Fund Portfolios, Inc. ("Nations
Portfolios"), each an open-end management investment company, is contained in separate
Statements of Additional Information (the "SAIs"), that have been filed with the Securities and Exchange Commission (the "SEC") and are available upon request without charge by writing or calling
Nations Fund at its address or telephone number shown below. The SAIs for Nations Fund, Inc. and
Nations Portfolios, each dated April 1, 1996, are incorporated by reference in their entirety into this Prospectus. NationsBanc Advisors, Inc.
("NBAI") is the investment adviser to the Funds.
Nations Gartmore Investment Management ("Nations
Gartmore") is sub-investment adviser to the Funds.
As used herein the "Adviser" shall mean NBAI and/or
Nations Gartmore as the context may require.


SHARES OF NATIONS FUND ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.
NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUND, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUND.
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

NSI-96147-496


                                                     Nations International
                                                     Equity Fund
                                                     Nations Emerging
                                                     Markets Fund
                                                     Nations Pacific
                                                     Growth Fund
                                                     Nations Global
                                                     Government Income
                                                     Fund


                                                     For purchase, redemption
                                                     and performance information
                                                     call:
                                                     1-800-321-7854
                                                     Nations Fund
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     (NATIONS FUND
                                                     Logo appears here)

                             Table  Of  Contents


About The                    Prospectus Summary                                3
Funds                        Expenses Summary                                  4
                             Financial Highlights                              5
                             Objectives                                        9
                             How Objectives Are Pursued                       10
                             How Performance Is Shown                         15
                             How The Funds Are Managed                        17
                             Organization And History                         20





About Your                   How To Buy Shares                                22
Investment                   Shareholder Servicing And Distribution Plans     24
                             How To Redeem Shares                             25
                             How To Exchange Shares                           27
                             How The Funds Value Their Shares                 28
                             How Dividends And Distributions Are Made;
                             Tax Information                                  28
                             Appendix A -- Portfolio Securities               30
                             Appendix B -- Description Of Ratings             34




                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS,
                             OR IN THE FUNDS' SAIS INCORPORATED HEREIN BY
                             REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds


   Prospectus Summary



(Bullet) TYPE OF COMPANIES: Open-end management investment companies.



(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."



(Bullet) INVESTMENT OBJECTIVES AND POLICIES:



         (Bullet) Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



         (Bullet) Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets.



         (Bullet) Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



         (Bullet) Nations Global Government Income Fund's investment objective is to seek current income. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



(Bullet) RISK FACTORS: The Funds are designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Funds."



(Bullet) INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the Funds. NationsBanc Advisors, Inc. provides investment advice to 48 investment company portfolios in the Nations Fund Family. Nations Gartmore Investment Management provides sub-advisory services to the Funds. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations International Equity, Nations
         Emerging Markets and Nations Pacific Growth Funds declare and pay dividends from net investment income each calendar quarter and the Nations Global Government Income Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.

   Expenses Summary


Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor N Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

                                                             Nations
                                                          International          Nations             Nations
                                                              Equity         Emerging Markets     Pacific Growth
                                                               Fund                Fund                Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                  None                None                None
Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)1           None                None                None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees                                                   .90%               1.10%                .90%
Rule 12b-1 Fees                                                   .75%                .75%                .75%
Shareholder Servicing Fees                                        .25%                .25%                .25%
Other Expenses (After Expense Reimbursements)                     .25%                .80%                .80%
Total Operating Expenses (After Expense
  Reimbursements)                                                2.15%               2.90%               2.70%


                                                          Nations Global
                                                            Government
                                                           Income Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                  None
Deferred Sales Charge (as a percentage of the lower of
  the original purchase price or redemption proceeds)1           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                   .70%
Rule 12b-1 Fees                                                   .75%
Shareholder Servicing Fees                                        .25%
Other Expenses (After Expense Reimbursements)                     .60%
Total Operating Expenses (After Expense
  Reimbursements)                                                2.30%



1 Investor N Shares purchased prior to January 1, 1996 will continue to be subject to the Deferred Sales Charge applicable at the time of purchase. See "How To Redeem Shares -- Contingent Deferred Sales Charge."


EXAMPLES:

An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                   Nations            Nations            Nations
                                                                International        Emerging            Pacific
                                                                   Equity             Markets            Growth
                                                                    Fund               Fund               Fund

1 Year                                                            $      22          $      29          $      27
3 Years                                                           $      67          $      90          $      84
5 Years                                                           $     115                N/A                N/A
10 Years                                                          $     248                N/A                N/A


                                                               Nations Global
                                                                 Government
                                                                 Income Fund
1 Year                                                            $      23
3 Years                                                           $      72
5 Years                                                                 N/A
10 Years                                                                N/A

The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. The fees and expenses for Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund, are based on estimates. The figures contained in the above tables for Nations International Equity Fund are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. Absent expense reimbursements, "Other Expenses" and "Total Operating Expenses" for Nations International Equity Fund would have been .26% and 2.16%, respectively. The "Other Expenses" figures in the above table are based on estimates for the current fiscal year. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders in the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights


The audited and, where indicated, unaudited financial information on the following pages has been derived from the financial statements of Nations Fund, Inc. and Nations Portfolios. Price Waterhouse LLP is the independent accountant to Nations Fund, Inc. and Nations Portfolios. The reports of Price Waterhouse LLP for the most recent fiscal years of Nations Fund, Inc. accompany the financial statements for such periods and are incorporated by reference in the SAIs, which are available upon request. The financial information for Nations Portfolios have not been audited by Price Waterhouse LLP. For more information see "Organization And History." Shareholders of the Funds will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by the Funds' independent accountant.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD


NATIONS INTERNATIONAL EQUITY FUND


                                                                      SIX MONTHS
                                                                         ENDED              YEAR               PERIOD
                                                                       11/30/95             ENDED              ENDED
INVESTOR N SHARES                                                    (UNAUDITED)#         05/31/95#          05/31/94*#
Operating performance:
Net asset value, beginning of period                                  $   11.56          $   11.96          $   10.51
Net investment income/(loss)                                               0.01               0.05              (0.00)**
Net realized and unrealized gain/(loss) on investments                     0.70              (0.22)              1.51
Net increase/(decrease) in net assets resulting from investment
  operations                                                               0.71              (0.17)              1.51
Distributions:
Dividends from net investment income                                         --              (0.01)             (0.04)
Distributions from net realized capital gains                                --              (0.12)             (0.02)
Distributions in excess of net realized capital gains                        --              (0.10)                --
Total distributions                                                          --              (0.23)             (0.06)
Net asset value, end of period                                        $   12.27          $   11.56          $   11.96
Total return++                                                             6.23%             (1.30)%            14.32%
Ratios to average net assets/supplemental data:
Net assets, end of period (000's):                                    $  38,035          $  31,372          $  17,349
Ratio of operating expenses to average net assets                          1.90%+             1.78%              1.92%+
Ratio of net investment income/(loss) to average net assets                0.08%+             0.42%             (0.00)%+*
Portfolio turnover rate                                                      16%                92%                39%
Ratio of operating expenses to average net assets without waivers
  and/or reimbursements                                                    1.99%+             1.79%              1.93%+
Net investment income/(loss) per share without waivers
  and/or reimbursements                                               $    0.00**        $    0.05          $   (0.00)**



 * Nations International Equity Fund Investor N Shares commenced operations on June 7, 1993.

** Amount represents less than $0.01.
 + Annualized.

++ Total return represents aggregate total return for the periods indicated and does not reflect the deduction of any applicable sales charge.

 # Per share amounts have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS EMERGING MARKETS FUND


                                                                                                          PERIOD
                                                                                                           ENDED
                                                                                                         9/30/95*#
INVESTOR N SHARES                                                                                       (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                    $   10.00
Net investment loss##                                                                                       (0.02)
Net realized and unrealized loss on investments                                                             (0.13)
Net decrease in net assets resulting from investment operations                                             (0.15)
Net asset value, end of period                                                                          $    9.85
Total return++                                                                                              (1.50)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's):                                                                   $     386
Ratio of operating expenses to average net assets                                                            2.90%+
Ratio of net investment loss to average net assets                                                          (1.03)%+
Portfolio turnover rate                                                                                        10%



  * Nations Emerging Markets Fund Investor N Shares commenced operations on June 30, 1995.


  + Annualized.

 ++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD

NATIONS PACIFIC GROWTH FUND


                                                                                                          PERIOD
                                                                                                           ENDED
                                                                                                         9/30/95*#
INVESTOR N SHARE                                                                                        (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                    $   10.00
Net investment income/(loss)                                                                                (0.01)
Net realized and unrealized loss on investments                                                             (0.30)
Net decrease in net assets resulting from investment operations                                             (0.31)
Net asset value, end of period                                                                          $    9.69
Total return++                                                                                              (3.10)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's):                                                                   $     385
Ratio of operating expenses to average net assets                                                            2.70%+
Ratio of net investment income/(loss) to average net assets                                                 (0.85)%+
Portfolio turnover rate                                                                                         3%



 * Nations Pacific Growth Fund Investor N Shares commenced operations on June 30, 1995.


 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

FOR AN INVESTOR N SHARE OUTSTANDING THROUGHOUT EACH PERIOD



NATIONS GLOBAL GOVERNMENT INCOME FUND



                                                                                                         PERIOD
                                                                                                          ENDED
                                                                                                        9/30/95*
INVESTOR N SHARES                                                                                      (UNAUDITED)
Operating performance:
Net asset value, beginning of period                                                                  $    10.00
Net investment income                                                                                       0.10
Net realized and unrealized gain on investments                                                             0.04
Net increase in net assets resulting from investment operations                                             0.14
Distributions:
Dividends from net investment income                                                                       (0.10)
Total distributions                                                                                        (0.10)
Net asset value, end of period                                                                        $    10.04
Total return++                                                                                              1.46%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                                                  $      110
Ratio of operating expenses to average net assets                                                           2.30%+
Ratio of net investment income to average net assets                                                        4.61%+
Portfolio turnover rate                                                                                      104%



 * Nations Global Government Income Fund Investor N Shares commenced operations on June 30, 1995.



 + Annualized.



++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


   Objectives


NATIONS INTERNATIONAL EQUITY FUND: Nations International Equity Fund's investment objective is to seek long-term growth of capital primarily by investing in marketable equity securities of established, non-United States issuers.



NATIONS EMERGING MARKETS FUND: Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.



NATIONS PACIFIC GROWTH FUND: Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).



NATIONS GLOBAL GOVERNMENT INCOME FUND: Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.



Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market.


   How Objectives Are Pursued


NATIONS INTERNATIONAL EQUITY FUND: The Fund intends to diversify investments broadly among countries and normally to invest in securities representing at least three different countries. The Fund may invest in countries located in the Far East and Western Europe as well as Australia, Canada, and other areas (including developing countries). Under unusual circumstances, however, the Fund may invest substantially all of its assets in one or two countries.



In seeking to achieve its objective, the Fund will invest at least 65% of its assets in common stocks of established non-United States companies that the Adviser believes have potential for growth of capital. The Fund may invest up to 35% of its assets in any other type of security including: convertible securities; preferred stocks; bonds, notes and other debt securities (including Eurodollar securities); and obligations of domestic or foreign governments and their political subdivisions.



The Fund also may invest in American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), American Depository Shares ("ADSs"), bonds, notes, other debt securities of foreign issuers, securities of foreign investment funds or trusts and real estate investment trust securities. For additional information concerning the Fund's investment practices, see "Appendix A."



The Fund also may invest in certain specified derivative securities including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures and options thereon. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



NATIONS EMERGING MARKETS FUND: In seeking to achieve its objective, the Fund will invest under normal market conditions at least 65% of its total assets in securities of companies that conduct their principal business activities in emerging markets. A company will be considered to conduct its principal business activities in a country, market or region if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.



Equity securities of emerging market issuers may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in ADRs, Global Depositary Receipts ("GDRs"), EDRs, and ADSs of such issuers.



The Fund also may invest in other types of instruments, including debt obligations. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank For Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Adviser seeks to identify and invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.



The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



NATIONS PACIFIC GROWTH FUND: The Fund seeks to achieve its objective by investing primarily in securities of issuers that conduct their principal business activities in the regions known as the Pacific Basin and the Far East. The Pacific Basin and Far East include Australia, Hong Kong, India, Indonesia, South Korea, Malaysia, New Zealand, Pakistan, the People's Republic of China, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand and may include other markets that develop in the region. The Fund will not invest in securities of issuers that conduct their principal business activities in Japan.



The Fund will focus on equity securities, but may also invest in debt obligations. Such equity securities may include common stocks, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. Debt obligations acquired by the Fund will be rated investment grade at the time of purchase by Moody's or S&P or, if unrated, determined by the Adviser to be comparable in quality to instruments so rated. Obligations with the lowest investment grade rating (E.G., rated "Baa" by Moody's or "BBB" by S&P) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. See "Appendix B" for a description of these ratings designations.



In seeking to achieve its objective, the Fund will invest under normal market conditions at least

65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. Although the Fund may not invest in securities issued by companies that conduct their principal business activities in Japan, the Fund may invest in securities that are listed on a Japanese exchange.



The Fund is a diversified fund that intends, under normal market conditions, to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. If the Fund invests all or a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. When allocating investments among individual countries, the Adviser will consider various criteria, such as the relative economic growth potential of the various economies and securities markets, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.



The Fund may invest in ADRs, GDRs, EDRs and ADSs. The Fund also may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and forward foreign exchange contracts; and U.S. and foreign exchange-traded financial futures approved by the CFTC and options thereon for market exposure risk management. The Fund may lend its portfolio securities to qualified institutional investors. The Fund may invest in restricted, private placement and other illiquid securities, and also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



NATIONS GLOBAL GOVERNMENT INCOME FUND: In seeking to achieve its investment objective, the Fund will invest under normal market conditions at least 65% of its total assets in debt securities issued or guaranteed by U.S. or foreign governments (including states, provinces and municipalities) or their agencies, instrumentalities or subdivisions ("Government Securities"). Except for temporary defensive purposes, the Fund will concentrate its investments in foreign Government Securities. Concentration in this context means the investment of more than 25% of the Fund's total assets in such securities. The Fund may invest in the debt securities of any type of issuer, including corporations, banks and supranational entities.



The Fund, under normal market conditions, will invest in at least three different countries. These countries may include the U.S., the countries of Western Europe, Japan, Australia, New Zealand and Canada. If the Fund invests a significant portion of its assets at any time in a single country, events occurring in such country are more likely to affect the Fund's investments. For additional information concerning risk, see "Special Risk Considerations Relevant to an Investment in the Funds," below. Because the Fund intends to invest a large portion of its assets in foreign Government Securities, the Fund is a "non-diversified" investment company for purposes of the Investment Company Act of 1940 (the "1940 Act"). The Fund may invest in securities of issuers located in any region or country and that are denominated in any currency.



The Fund is managed in accordance with an overall global investment strategy which means that Fund investments are allocated among securities denominated in U.S. dollars and the currencies of a number of foreign countries. The Fund's exposure to various countries and currencies will vary in accordance with the Adviser's assessment of the relative yield and appreciation of such securities. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular country or particular type of security within the Fund's investment portfolio.

Under normal market conditions, the Fund intends to invest primarily in securities rated "A" or better at the time of purchase by Moody's or S&P and unrated securities that, at the time of purchase will be determined to be of comparable quality by the Adviser. The Fund also may invest in securities rated "Baa" by Moody's or "BBB" by S&P, but does not, as a general matter, intend to invest more than 10% of its total assets in such securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In no event will the Fund hold more than 5% of its total net assets in securities rated below investment grade. See "Appendix B" below for a description of these rating designations. The Adviser expects that the Fund's dollar-weighted average maturity will not be greater than fifteen years under normal market conditions.



Supranational entities are international organizations jointly operated by multiple sovereign governments including, for example, the World Bank, the European Coal and Steel Community, the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank. Supranational entities generally have no taxing authority and are dependent upon their members for the funds necessary to pay principal and interest on their debt obligations.



The Fund also may invest in money market instruments, forward foreign currency exchange contracts, futures and options and other instruments. The Fund also may invest in securities issued by other investment companies, consistent with the Fund's investment objective and policies.



For defensive purposes, the Fund may temporarily invest substantially all of its assets in U.S. financial markets or in U.S. dollar-denominated instruments. See "Appendix A" below for additional information concerning the investment practices of the Fund.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE FUNDS: Investors should understand and consider carefully the special risks involved in foreign investing. In addition, each Fund presents unique risks that investors should be aware of.



Investors in Nations International Equity Fund should be aware that the Fund may, from time to time, invest up to 5% of its total assets in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors in Nations Pacific Growth Fund should understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. For example, the return of Hong Kong to Chinese dominion may have a profound effect on both Hong Kong and China, and could affect the entire Pacific Basin and Far East.



The same is true, but even more so, for the emerging market countries in which Nations Emerging Markets Fund invests. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



Nations Global Government Income Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Moreover, for each of the Funds, investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets also can impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Funds offer a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. For the Funds' portfolio turnover rates, see "Financial Highlights." If a Fund's portfolio turnover rate exceeds 100%, it may result in higher costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.



INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in each Fund's respective SAI.



Each Fund may not:



1. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, provided that this limitation does not apply (a) with respect to the Nations Global Government Income Fund, to investments in foreign Government Securities; and (b) to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.



2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.



Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund may not:

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of such Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.



Nations Global Government Income Fund may not:



Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 25% of the value of such Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.



The investment objective and policies of each Fund, unless otherwise specified, may be changed without a vote of the Fund's shareholders. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.



In order to permit the sale of a Fund's shares in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAIs. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. BOTH TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), and assuming the reinvestment of all dividend and capital gains distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gains distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.



Set forth below is certain performance data for the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite, reflecting the performance of private accounts, including U.K. authorized unit trusts, managed by the Gartmore Group, as defined below. The performance data for these accounts is deemed relevant because the Pacific Ex-Japan Composite, the Emerging Markets Composite and the Global Government Bond Ex-U.K. Composite have investment objectives, policies and restrictions that are substantially similar to those of Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. There is substantial continuity between the portfolio managers of the Gartmore Group who were responsible for managing those accounts and the portfolio managers of Nations Gartmore who are responsible for managing Nations Pacific Growth Fund, Nations Emerging Markets Fund and Nations Global Government Income Fund, respectively. THIS PERFORMANCE DATA REPRESENTS PAST PERFORMANCE

AND IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE ADVISER OR THE FUNDS.

                                  Average Annual Total
                                 Return for the Periods
PACIFIC EX-JAPAN                   Indicated through
  COMPOSITE                         March 31, 1995*
One Year                                   4.90%
Three Year                                24.50%
Five Year                                 15.70%
Since Inception on January 1,
  1988                                    22.20%

Annual Total Returns*
  1988       1989       1990       1991       1992       1993       1994
 10.70%     56.10%     (1.50)%    20.30%     21.10%     106.90%   (15.10)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1% per annum until September 30, 1988, and 1.5% per annum thereafter.

                                  Average Annual Total
                                 Return for the Periods
EMERGING MARKETS                   Indicated through
  COMPOSITE                         March 31, 1995*

One Year                                  (24.40)%
Since Inception on January 1,
  1993                                      9.60%

Annual Total Returns*
  1993       1994
 73.90%    (20.20)%

* The average annual total returns and annual total returns are net of fees. The fees for these accounts were 1.5% per annum.

                                  Average Annual Total
                                 Return for the Periods
GLOBAL GOVERNMENT BOND EX-U.K.     Indicated through
  COMPOSITE*                        March 31, 1995**

One Year                                    7.90%
Three Year                                  9.40%
Since Inception on September
  1, 1990                                  11.40%



Annual Total Returns**


  1991       1992       1993       1994
 19.30%      3.30%     13.50%     (2.40)%



 * The accounts of Global Government Bond Ex-U.K. Composite do not invest in securities of U.K. issuers, which are permissable investments for Nations Global Government Income Fund. However, inclusion of such securities, to the extent of their representation in the J.P. Morgan Global Government Bond Index, would not have materially affected their total returns.



** The average annual total returns and annual total returns are net of fees.
   The fees on these accounts varied by contractual agreement and have been assumed to be 1.5% per annum.


Set forth below is the average annual total return and the annual total return for the Nations International Equity Fund for the periods ending March 31, 1995:

                                  Average Annual Total
                                 Return for the Periods
NATIONS INTERNATIONAL EQUITY       Indicated through
  FUND -- INVESTOR N SHARES          March 31, 1995

One Year                                  (2.08)%
Since Inception on June 7,
  1993                                     5.09%

Annual Total Returns

  1994
  1.77%

"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolio and the Funds' operating expenses. Investment performance also often reflects the risks associ-ated with the Funds' investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor N Shares, the Funds offer Primary A, Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investors' selling agent.


   How The Funds Are Managed


The business and affairs of Nations Fund, Inc. and Nations Portfolios are managed under the direction of their respective Boards of Directors. Nations Fund, Inc.'s and Nations Portfolios' SAIs contain the names of and general background information concerning each Director of Nations Fund, Inc. and Nations Portfolios, respectively.


Nations Fund and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

INVESTMENT ADVISER: NationsBanc Advisors, Inc., through its investment management division, serves as investment adviser to the Funds. NBAI is an indirect wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


Nations Gartmore Investment Management ("Nations Gartmore"), with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds pursuant to sub-advisory agreements. Nations Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc, a UK company listed on the London Stock Exchange which is the holding company for a leading UK based international fund management group of companies (the "Gartmore Group"). Compangnie de Suez and affiliated entities (collectively, "Compagnie de Suez") own 75% of the equity of Gartmore plc.



On February 19, 1996, it was announced that National Westminster Bank plc ("NatWest"), one of the world's largest commercial and investment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and
(2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders

(collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibilities. As of February 19, 1996, NatWest had assets under management of approximately $47 billion.



The initial asset management company in the Gartmore Group was founded in 1969 and the Gartmore Group currently provides investment management and advisory services to pension funds, unit trusts, offshore funds and investment funds.



Subject to the general supervision of Nations Fund, Inc. and Nations Portfolios' Boards of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship. For the services provided and expenses assumed pursuant to various Investment Advisory Agreements, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the annual rates of: 0.90% of each of Nations International Equity Fund's and Nations Pacific Growth Fund's average daily net assets; 1.10% of the average daily net assets of Nations Emerging Markets Fund, and 0.70% of the average daily net assets of the Nations Global Government Income Fund.



For services provided and expenses assumed pursuant to sub-advisory agreements, NationsBank will pay Nations Gartmore sub-advisory fees, computed daily and paid monthly, at the annual rates of: 0.70% of Nations International Equity Fund's average daily net assets; 0.85% of Nations Emerging Markets Fund's average daily net assets; 0.70% of Nations Pacific Growth Fund's average daily net assets and 0.54% of Nations Global Government Income Fund's average daily net assets. Although the advisory fees for the Funds are higher than the advisory fees paid by most other mutual funds, Nations Fund believes that the fees are comparable to the advisory fees paid by many other funds with similar investment objectives and policies.



From time to time, NationsBank (and/or Nations Gartmore) may waive (either voluntarily or pursuant to applicable state limitations) advisory fees payable by a Fund. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid NationsBank under a prior Advisory Agreement advisory fees at the rate of 0.40% of Nations International Equity Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations International Equity Fund paid its prior sub-adviser fees at the rate of 0.38% of the Fund's average daily net assets.



Philip Ehrmann is Principal Portfolio Manager for Nations Emerging Markets Fund and is the head of the Nations Gartmore Emerging Markets Team. He has been Portfolio Manager for Nations Emerging Markets Fund since 1995. Prior to joining Nations Gartmore, Mr. Ehrmann was the Director of Emerging Markets for Invesco in London. Mr. Ehrmann has over 15 years of investment management experience.



Mark Rimmer is Principal Portfolio Manager for Nations Global Government Income Fund and has been an International Fixed Income Manager with the Gartmore Group since 1990. He has been Portfolio Manager for Nations Global Government Income Fund since 1995. He joined Gulf International Bank in 1986 on the trading desk, and subsequently joined their Investment Management Group in 1988, managing multi-currency funds for institutional clients in the Gulf region. Prior to that he was associated with Sumitomo Finance International as a senior trader. Mr. Rimmer graduated from Cambridge University in 1984 with an honors degree in Economics. Mr. Rimmer also is a member of Institute of Investment Management and Research.



Seok Teoh is Principal Portfolio Manager for Nations Pacific Growth Fund. She has been Portfolio Manager for Nations Pacific Growth Fund since 1995. She has been associated with the Gartmore Group since 1990 as the London based manager on its Far East desk. Prior to that, Ms. Teoh worked for Overseas Union Bank Securities in Singapore where she was responsible for Singaporean and Malaysian equity sales and then subsequently for Rothschild as a Fund Manager in Singapore and later in Tokyo, Ms. Teoh, who is a native of Singapore, is fluent in Mandarin and Cantonese and received an Economics degree from the University of Durham in 1985.



Stephen Watson has been Principal Portfolio Manager for Nations International Equity Fund since February, 1995. He joined the Gartmore Group as a Global Fund Manager in August 1993 and was recently appointed Head of the International and Global Team. Prior to that, Mr. Watson was employed by James Capel Fund Managers where he acted as a Director, Global Fund Manager and Client Services Manager for various international clients. From 1980 to 1987 he was associated with Capel-Cure Myers in their portfolio Management Division and prior to that he was with the investment division at Samuel Montagu. Mr. Watson is currently a member of the Securities Institute.



Morrison & Foerster LLP, counsel to Nations Fund and special counsel to NationsBank has advised Nations Fund and NationsBank, that subsidiaries of NationsBank may perform the services contemplated by the various Investment Advisory Agreements, without violation of the Glass-Steagall Act or other applicable banking laws or regulations. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such subsidiaries NationsBank from continuing to perform, in whole or in part, such services. If such subsidiaries NationsBank were prohibited from performing any of such services, it is expected that the Boards of Directors of Nations Fund, Inc. and Nations Portfolios would recommend to each Fund's shareholders that they approve new advisory agreements with another entity or entities qualified to perform such services.


OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Fund pursuant to Administration Agreements. Pursuant to the terms of the Administration Agreements, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.


First Data Investor Services Group, Inc. ("First Data"), formerly The Shareholder Services Group, Inc. a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Fund pursuant to Co-Administration Agreements. Under the Co-Administration Agreements, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.

For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets. For the fiscal year ended May 31, 1995, after waivers, Nations Fund, Inc. paid its administrators fees at the rate of 0.09% of Nations International Equity Fund's average daily net assets.


NationsBank serves as sub-administrator for Nations Fund pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Fund has entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay, out of its own resources, service fees or commissions to selling agents which assist customers in purchasing Investor N Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



Bank of New York (the "Custodian"), Avenue des Arts, 35, 1040 Brussels, Belgium, serves as custodian for the assets of the Funds.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor N Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountants to Nations Fund. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor N Shares, are deducted from accrued income before dividends are declared. These Fund expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; interest; trustees' and directors' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Fund; and any extraordinary expenses. Investor N Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Fund, Inc. and/or Nations Portfolios that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Fund, Inc. and Nations Portfolios or in such other manner as the Boards of Directors deems appropriate.


   Organization And History


The Funds are members of the Nations Fund Family, which consists of Nations Fund Trust, Nations Fund, Inc., Nations Portfolios and Nations Institutional Reserves (formerly known as The Capitol Mutual Funds). The Nations Fund Family currently has 48 distinct investment portfolios and total assets in excess of $18 billion.



NATIONS FUND, INC.: Nations Fund, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15,

1986. As of the date of this Prospectus, the authorized capital stock of Nations Fund, Inc. consists of 270,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations International Equity Fund of Nations Fund, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Fund, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Fund, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Fund, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Fund, Inc. There are no preemptive rights applicable to any of Nations Fund, Inc.'s shares. Nations Fund, Inc.'s shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Fund, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI of Nations Fund, Inc. It is anticipated that Nations Fund, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.



NATIONS PORTFOLIOS: Nations Portfolios was incorporated in Maryland on January 28, 1995. As of the date of this Prospectus, the authorized capital stock of Nations Portfolios consists of 150,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund of Nations Portfolios. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Fund at 1-800-321-7854.


Shares of a fund and class have equal rights with respect to voting, except that the holders of shares of a fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Portfolios, less (b) the liabilities of Nations Portfolios attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Portfolios. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Portfolios. There are no preemptive rights applicable to any of Nations Portfolios' shares. Nations Portfolios' shares, when issued, will be fully paid and non-assessable.


As of April 1, 1996, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Portfolios and, there-fore, could be considered to be a controlling person of Nations Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Portfolios' SAI. It is anticipated that Nations Portfolios will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


Because this Prospectus combines disclosure on two separate investment companies, there is a possibility that one investment company could become liable for a misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the other investment company, Nations Fund, Inc. and Nations Portfolios have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in this Prospectus.


About Your Investment

   How To Buy Shares

Stephens has established various procedures for purchasing Investor N Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into sales support agreements ("Sales Support Agreements") with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:


(Bullet)  $500 for IRA investors;


(Bullet)  $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Fund reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor N Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").

The Selling Agents have entered into Sales Support Agreements with Stephens whereby they will provide various sales support services to their customers ("Customers") who own Investor N Shares. In addition, banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into shareholder servicing agreements ("Servicing Agreements") with Nations Fund ("Servicing Agents") will provide various shareholder services for their Customers who own Investor N Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Fund may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.

Nations Fund reserves the right to reject any purchase order. The issuance of Investor N Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor N Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received not later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Selling Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Selling Agent.

The Selling Agents are responsible for transmitting orders for purchases of Investor N Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Fund.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor N Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Selling Agent.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor N Shares of a Fund, a shareholder may reinstate any portion of the proceeds of such redemption in Investor N Shares of the same Fund at the net asset value next determined after a reinstatement request is received by the Transfer Agent, together with the proceeds. A shareholder exercising this privilege would receive a pro-rata credit for any CDSC paid in connection with the redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares purchased through the reinstatement privilege.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to request such transactions in writing. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Fund and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Fund requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Fund reserves the right to record all telephone conversations.

   Shareholder Servicing And Distribution
   Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor N Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor N Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.

Nations Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAIs for more details on the Servicing Plan.


DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Directors have approved a Distribution Plan with respect to Investor N Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor N Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor N Shares.


The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or the Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

Nations Fund and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the SAIs for more details on the Distribution Plan.

Nations Fund understands that Agents may charge fees to their Customers who are the owners of Investor N Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Fund. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Fund and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Selling Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Selling Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Fund. Except for any CDSC which may be applicable upon redemption of Investor N Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Selling Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.

Nations Fund may redeem a shareholder's Investor N Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of a Selling Agent pursuant to arrangements between the Selling Agent and its Customers. Nations Fund also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor N Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Fund have previously been made. Nations Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor N Shares purchased prior to January 1, 1996 will be subject a CDSC if such shares are redeemed within six years of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. Subject to the exclusions described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:

                                Contingent Deferred
                                 Sales Charge as a
Year Since Purchase            Percentage of Dollar
  Made                       Amount Subject to Charge
First                                     5.0%
Second                                    4.0%
Third                                     3.0%
Fourth                                    2.0%
Fifth                                     2.0%
Sixth                                     1.0%
Seventh and thereafter                    None


In determining whether a CDSC is payable on any redemption, the Funds will first redeem shares not subject to any charge, and then shares held longest during the six year period. This will result in you paying the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.



The CDSC will be waived on redemptions of Investor N Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor N shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Fund with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. In addition, the CDSC will be waived on Investor N Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Fund or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor N Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor N Shares in his/her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor N Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor N Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Fund at any time.

   How To Exchange Shares


The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor N Shares of a fund offered by Nations Fund to acquire shares of the same class that are offered by any other fund of Nations Fund (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, or Investor C Shares of a Nations Fund money market fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor N Shares that meets the requirements discussed in this section. If a shareholder acquires Investor N Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor N Shares of a fund for Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor N Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Fund money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor N Shares of a non-money market fund that charges a CDSC.


The current prospectus for each fund of Nations Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.

The Investor N Shares exchanged must have a current value of at least $1,000. Nations Fund reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may tele-phone an exchange request by calling the investor's Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.


During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Directors.


   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid each calendar quarter by Nations International Equity Fund, Nations Emerging Markets Fund and Nations Pacific Growth Fund and are declared daily and paid monthly by Nations Global Government Income Fund. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.



The net asset value of Investor N Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor N Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor N Shares.


TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or rein-vested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)


Corporate investors in the Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.


Portions of Nations International Equity Fund, Nations Emerging Markets Fund's, Nations Pacific Growth Fund's and Nations Global Government Income Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income taxes for such amount.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.

Federal law requires Nations Fund to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Fund and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Fund that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAIs.

   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAIs contain more information concerning such investments.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.



U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. The Funds are parties to a Line of Credit Agreement with Mellon Bank, N.A. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: To the extent provided under "How Objectives Are Pursued," the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held.

The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the executive of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

FOREIGN SECURITIES: Foreign securities include obligations of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.


Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States.

With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: To the extent provided under "How Objectives Are Pursued," the Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.



The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAIs.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements and time deposits that do not provide for payment to a Fund within seven days after notice, guaranteed investment contracts and some commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Directors or the Adviser, acting under guidelines approved and monitored by the Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E. the payment obliga-tions of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.


MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



OTHER INVESTMENT COMPANIES: The Funds may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders. REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Code.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund.


SECURITIES LENDING: To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by NationsBank or Nations Gartmore to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.


Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, E.G., Government National Mortgage Association certificates; in other cases interest and principal are not guaranteed, E.G., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings



The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.


     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal pay-
     ments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.


The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.


The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:


     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.


The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:


     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.


The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


For commercial paper, D&P uses the short-term debt ratings described above.



For commercial paper, Fitch uses the short-term debt ratings described above.



Thomson BankWatch Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:



     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.



     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


The following summarizes the four highest long-term ratings used by IBCA Limited and its affiliate, IBCA (collectively "IBCA"):


     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


     A1 -- Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


     A2 -- Obligations supported by a good capacity for timely repayment.

                          NATIONS FUND PORTFOLIOS, INC.


                       Statement of Additional Information




                          NATIONS EMERGING MARKETS FUND
                           NATIONS PACIFIC GROWTH FUND
                      NATIONS GLOBAL GOVERNMENT INCOME FUND



                       INVESTOR SHARES AND PRIMARY SHARES


                                  APRIL 1, 1996




This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed three investment portfolios of Nations Fund Portfolios, Inc. (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated April 1, 1996 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of these Prospectuses may be obtained by writing Nations Fund c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Fund at 1-800-321-7854.

                                TABLE OF CONTENTS

                                      Page

INTRODUCTION............................................    1

FUND TRANSACTIONS AND BROKERAGE.........................    1
         General Brokerage Policy.......................    1
         Section 28(e) Standards........................    3

ADDITIONAL INFORMATION ON FUND INVESTMENTS..............    4
         General........................................    4
         When-lssued Securities.........................    5
         Delayed Delivery Transactions..................    6
         Foreign Currency Transactions .................    6
         Futures, Options and Other Derivative
           Instruments .................................    7
         Risk Factors Associated with Futures and
           Options Transactions.........................   15
         Interest Rate Transactions ....................   17
         Asset-Backed Securities .......................   18
         Special Situations.............................   22
         Equity Swap Contracts..........................   22
         Reverse Repurchase Agreements .................   23
         Securities Lending ............................   23
         Short Sales....................................   24
         Guaranteed Investment Contracts................   24
         Illiquid Securities............................   25
         Commercial Instruments.........................   25
         Municipal Securities...........................   25
         Real Estate Investment Trusts .................   27
         Additional Investment Limitations .............   27

NET ASSET VALUE.........................................   29
         Purchases and Redemptions......................   29
         Net Asset Value Determination..................   30
         Exchanges......................................   31

DESCRIPTION OF SHARES...................................   31
         Dividends and Distributions....................   31
         Emerging Markets Fund and Pacific
           Growth Fund..................................   34
         Global Government Income Fund..................   34

                                      Page


ADDITIONAL INFORMATION CONCERNING TAXES.................   34
         Qualification as a Regulated Investment
         Company........................................   34
         Excise Tax on Regulated Investment Companies...   37
         Sale or Redemption of Shares...................   37
         Foreign Shareholders...........................   38
         Effect of Future Legislation; Local Tax
            Considerations .............................   39


DIRECTORS AND OFFICERS..................................   39
         Nations Funds Retirement Plan..................   44
         Compensation Table.............................   43
         Nations Funds Deferred Compensation Plan.......   44



INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, SHAREHOLDER SERVICING, SHAREHOLDER
ADMINISTRATION AND DISTRIBUTION AGREEMENTS                     46
         The Company and Its Common Stock...................   46
         Investment Adviser.................................   47
         Investment Styles..................................   49
         Administrator and Co-Administrator.................   50
         Distributor........................................   51
         Distribution Plans and Shareholder Servicing
           Arrangements for Investor Shares.................   52
                  Investor A Shares.........................   52
                  Investor C Shares.........................   53
                  Investor N Shares.........................   54
         Information Applicable to Investor A,
           Investor C and Investor N Shares.................   56
         Shareholder Administration Plan
           (Primary B Shares)...............................   57
         Expenses...........................................   57
         Transfer Agents and Custodians.....................   59

INDEPENDENT ACCOUNTANT AND REPORTS..........................   59


COUNSEL.....................................................   59

ADDITIONAL INFORMATION ON PERFORMANCE.......................   59
         Yield Calculations.................................   60
         Total Return Calculations..........................   60

MISCELLANEOUS...............................................   63
         Certain Record Holders.............................   63

SCHEDULE A - Description of Ratings.........................  A-1

SCHEDULE B - Additional Information Concerning
         Options & Futures..................................  B-1

SCHEDULE C - Additional Information Concerning
         Mortgage Backed Securities.........................  C-1

                                  INTRODUCTION


         Nations Fund Portfolios, Inc. (the "Company") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the mutual fund being considered for investment. This information about the Company is included in various
Prospectuses.  The  Prospectuses  relate to the Primary A (formerly called Trust
A), Primary B (formerly called Trust B), Investor A, Investor C and Investor N Shares of Nations Emerging Markets Fund (the "Emerging Markets Fund"), Nations Pacific Growth Fund (the "Pacific Growth Fund") and Nations Global Government Income Fund (the "Global Government Income Fund") (each, a "Fund" and collectively, the "Funds"). The Primary A and Primary B Shares are collectively referred to herein as "Primary Shares" and the Investor A, Investor C and Investor N Shares are collecting referred to as "Investor Shares." NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. Nations Gartmore Investment Management ("Nations Gartmore") is sub-investment adviser. As used herein the "Adviser" shall mean NBAI or Nations Gartmore as the context may require. Prospectuses relating to the Funds may be obtained without charge by written request to Nations Fund, c/o Stephens, Inc., One NationsBank Plaza, 33rd Floor, Charlotte, NC 28255.
Investors also may call toll-free at (800) 321-7854.


         This SAI is intended to furnish prospective investors with additional information concerning the Company and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

FUND TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY


         Subject to policies established by the Board of Directors of the Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of each Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While the Adviser generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commission or spread available.

         Subject to policies established by the Board of Directors of the Company, the Adviser is responsible for decisions to buy and sell securities for the Funds, for the selection of broker/dealers, for the execution of the Funds' securities transactions, and for the allocation of brokerage fees in connection with such transactions. The primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While the Adviser generally seeks reasonably competitive commission rates, a Fund will not necessarily pay the lowest commission or spread available.

         The Adviser anticipates that most brokerage services will be provided by brokerage companies located in London. A portion of the securities in which the Funds invest are traded in over-the-counter markets, and in such transactions, a Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of a mark up or mark down.

         The Adviser may from time to time determine target levels of commission business to transact with various brokers on behalf of its clients (including the Company) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and
(3) the broker's attitude toward and interest in mutual funds in general and in the Company and other mutual funds advised by the Adviser in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by the Adviser.

         Subject to the overall objective of obtaining best price and execution for the Funds, the Adviser may also consider sales of shares of the Funds and of the other mutual funds managed or advised by the Adviser as a factor in the selection of broker/dealers to execute portfolio transactions for the Funds.

         The Adviser will seek, whenever possible, to recapture for the benefit of a Fund any commission, fees, brokerage or similar payments paid by such Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

         The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under their agreements with each Fund and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker/dealers may be useful to the Adviser in connection with their services to other advisory clients, including the investment companies which they advise. Also, the Funds may pay a higher price for securities or higher commissions in recognition of research services furnished by broker/dealers.

         The Adviser and its affiliates manage several other investment accounts some of which may have investment objectives similar to those of one or more of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Funds and by one or more of such investment accounts. The position of each account, however, in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in the securities of the same issuer may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.



         In some cases the procedure for allocating securities transactions among the various investment accounts advised by the Adviser and their affiliates could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by the Adviser are the respective investment objectives and policies of such advisory clients, the relative size of holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), persons affiliated with the Company are prohibited from dealing with the Company as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Pursuant to an exemption granted by the SEC, each Fund may engage in transactions involving certain instruments with Shearson Lehman Brothers, the indirect parent of the Company's distributor, or particular affiliates of Shearson Lehman Brothers, acting as principal. Each of the Funds may purchase securities from underwriting syndicates of which the Adviser or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

SECTION 28(E) STANDARDS


         Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decisionmaking responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individua companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Company by improving the quality of the Adviser's investment advice. The advisory fees paid by the Company are not reduced because the Adviser receive such services.

         Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.


                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

GENERAL

         Information concerning each Fund's investment objective is set forth in each of the Prospectuses under the headings "Objectives," "How Objectives Are Pursued," and "Appendix A." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the heading "How Objectives Are Pursued" and "Appendix A." The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.

         The   Funds  are   dollar-denominated   mutual   funds  and   therefore
consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

         Pursuant to one of the Company's fundamental investment restrictions (see "How Objectives Are Pursued-Investment Limitations" in the Company's Prospectuses), the Company does not have authority to purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

WHEN-LSSUED SECURITIES

         Each Fund may purchase securities on a "when-issued" basis, that is, the date for delivery of the payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within 45 days after the date of the transaction). Each Fund may also purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the when-issued securities are fixed at the time the buyer enters into the commitment. Each Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but each Fund may sell these securities before the settlement date if it is deemed advisable.

         If a Fund purchases a when-issued security, the Fund will direct its custodian bank to place cash or high grade securities in a separate account of the Fund in an amount equal to the when-issued commitment. If a separate account must be maintained because a Fund enters into when-issued commitments, the deposited securities will be valued at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's when-issued commitments. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

         Securities purchased on a when-issued basis and the securities held in the Funds are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., experiencing appreciation when interest rates fall). Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there is a possibility that the Fund will experience greater fluctuation in the market value of its assets.

         Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, the Fund will do so by use of its then available cash, by the sale of securities held in the separate account, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income tax. The value of when-issued securities on the settlement date may be more or less than the purchase price.

DELAYED DELIVERY TRANSACTIONS

         In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

FOREIGN CURRENCY TRANSACTIONS

         As described in the Prospectuses, the Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

         Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.


         A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a "transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believe that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

         A Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").


         Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.


         The Funds' custodian will place cash not available for investment or U.S. Government securities or other high-quality debt securities in a separate account of a Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

         FUTURES CONTRACTS IN GENERAL. A futures contract is an agreement between two parties for the future delivery of fixed income securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income securities or stock index futures contracts. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

         While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.


         FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDICES. As noted in their respective Prospectuses, the Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, it agencies or instrumentalities ("U.S. Government Obligations"), including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.


         The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, a Fund will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the

Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset accounts maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.


         STOCK INDEX FUTURES CONTRACTS. As described in the Prospectuses, the Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired. As also described above with respect to futures contracts on fixed income securities and related indices, in a substantial majority of these transactions, the Fund would purchase such securities upon termination of the long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

         OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RESTATED INDICES. As described in the Prospectuses, the Funds may purchase put options on futures contracts in which the Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.


         OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDICES AND OPTIONS ON EQUITY SECURITIES. As described in the Prospectuses, the Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of its portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and it may purchase call options on such futures contracts as a hedge against a market advance when it is not fully invested. A Fund would write options on such futures contracts primarily for the purpose of termination existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.


         Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.


         OPTIONS AND FUTURES STRATEGIES. The Adviser may seek to increase the current return of a Fund by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. Investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of "trade option" as set forth in CFTC rule 32.4, a Fund will not make these investments.


         The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions for leveraging purposes.


         WRITING COVERED OPTIONS ON SECURITIES. A Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.


         A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

         A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

         PURCHASING PUT AND CALL OPTIONS ON SECURITIES. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

         A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

         PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

         PURCHASE AND SALE OF INTEREST RATE FUTURES. A Fund may purchase and sell interest rate futures contracts on foreign government securities for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

         The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

         PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

         A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified futures time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

         The Funds will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer or a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the puts written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by a Fund, the Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.


         If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.


         LIMITATIONS ON PURCHASE OF OPTIONS. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS TRANSACTIONS

         The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when its the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

         In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

         RISK OF IMPERFECT CORRELATION. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

         The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

         A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities, or the relevant portion thereof.

         The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         RISK OF PREDICTING INTEREST RATE MOVEMENTS. Investments in futures contracts on fixed income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         TRADING AND POSITION LIMITS. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.


         REGULATIONS ON THE USE OF FUTURES AND OPTIONS CONTRACTS. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

         When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.


         The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further limit their ability to engage in such transactions in response to the policies and concerns of various Federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.


INTEREST RATE TRANSACTIONS

         Among the strategic transactions into which a Fund may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.


         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


         With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

ASSET-BACKED SECURITIES


         IN GENERAL. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.


         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest. Each mortgage loan included in the pool is either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA").
         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

         As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- to 30-year maturity, the type of mortgage which backs most GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

         As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

         The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate Purchased at a premium may result in a loss to the Fund.

         Due to the large numbers of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs," are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S.
Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet been developed.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancing, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity of the Funds.


         NON-MORTGAGE ASSET-BACKED SECURITIES. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.


         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser, intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.


SPECIAL SITUATIONS

         As described in the Prospectuses, certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

EQUITY SWAP CONTRACTS

         The counterparty to an Equity Swap Contract will typically be a bank, investment banking firm or broker/dealer. For example, the counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the Equity Swap Contract would have increased in value had it been invested in the stocks comprising the S&P 500 Index in proportion to the composition of the Index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest (typically the London Inter Bank Offered Rate) on the notional amount of the Equity Swap Contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any Equity Swap Contract should be the gain or loss on the notional amount plus dividends on the stocks comprising the S&P 500 Index less the interest paid by the Fund on the notional amount. A Fund will only enter into Equity Swap Contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the Equity Swap Contracts may be made at the conclusion of the contract or periodically during its term.

         If there is a default by the counterparty to an Equity Swap Contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that Equity Swap Contract counterparties will be able to meet their obligations pursuant to Equity Swap Contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to Equity Swap Contracts. A Fund will closely monitor the credit of Equity Swap Contract counterparties in order to minimize this risk.

         Each Fund may from time to time enter into the opposite side of Equity Swap Contracts (i.e., where a Fund is obligated to pay the increase (net of interest) or receive the decrease (plus interest) on the contract to reduce the amount of the Fund's equity market exposure consistent with the Fund's objective. These positions are sometimes referred to as Reverse Equity Swap Contracts.

         Equity Swap Contracts will not be used to leverage a Fund. A Fund will not enter into any Equity Swap Contract or Reverse Equity Swap Contract unless, at the time of entering into such transaction, the unsecured senior debt of the counterparty is rated at least A by Moody's or S&P. Since the SEC considers
Equity Swap Contracts and Reverse Equity Swap Contracts to be illiquid securities, a Fund will not invest in Equity Swap Contracts or Reverse Equity Swap Contracts if the total value of such investments together with that of all other illiquid securities which a Fund owns would exceed 15% of the Fund's total assets.


         The Adviser does not believe that a Fund's obligations under Equity Swap Contracts or Reverse Equity Swap Contracts are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of a Fund's obligations over its respective entitlements with respect to each Equity Swap Contract and each Reverse Equity Swap Contract will be accrued on a daily basis and an amount of cash, U.S. Government securities or other liquid high quality debt securities having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.


REVERSE REPURCHASE AGREEMENTS


         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


SECURITIES LENDING


         To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. A Fund that is engaged in lending its portfolio securities has the right to call each loan, and obtain the return of securities identical to the transferred securities upon such termination of the loan, upon notice of not more than five business days.


SHORT SALES

         As described in the Prospectuses, certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

GUARANTEED INVESTMENT CONTRACTS

         Guaranteed Investment Contracts ("GlCs") are issued by highly rated insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to the Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GlCs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GlCs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GlCs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less.
Therefore, GlCs are generally considered to be illiquid investments.


ILLIQUID SECURITIES

         The Funds may invest up to 15% of their net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new, and liquidity of a Fund's investments could be impaired if trading does not develop or declines.

COMMERCIAL INSTRUMENTS


         Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds as previously described.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser . Substantial holdings of variable-rate instruments could reduce portfolio liquidity.

         Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable- or floating-rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. The instruments are not typically rated by credit rating agencies, but issuers of variable- and floating-rate instruments must satisfy similar criteria to that set forth above for issuers of commercial paper. A Fund may invest in variable- and floating-rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.


MUNICIPAL SECURITIES

         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


         Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instrument. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal Securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

         Municipal Securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income tax.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to Municipal Securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


REAL ESTATE INVESTMENT TRUSTS

         A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

         REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code").

ADDITIONAL INVESTMENT LIMITATIONS

         The most significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses under the heading "How Objectives Are Pursued-Investment Limitations" Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Fund's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency, Shareholder Servicing, Shareholder Administration and Distribution Agreements -- The Company and Its Common Stock" in this SAI). each Fund will not:

1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary or emergency purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act.
      The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued be other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (The Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

         In addition, certain non-fundamental investment restrictions are also applicable to various investment portfolios, including the following:

1. No Fund of the Company will purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

2. No Fund of the Company will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on principal domestic or foreign exchanges (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

5. No Fund of the Company will purchase securities of companies for the purpose of exercising control.

6. No Fund of the Company will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

7. No Fund of the Company will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

8.   No Fund of the  Company  will  invest  in  securities  of other  investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

9. No Fund of the Company will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

                                 NET ASSET VALUE

PURCHASES AND REDEMPTIONS


         See "How To Buy Shares" and "How To Redeem Shares" in the Prospectuses for a complete description of the manner in which Shares of the various classes of the Funds may be purchased and redeemed.


         The Funds also are available for a variety of retirement plans, including IRAs, that allow investors to shelter some of their income from taxes. Investors should contact their Selling Agents for details concerning retirement plans.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings,
(c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of the Company not reasonably practicable.

NET ASSET VALUE DETERMINATION


         Shares of the common stock of each class of shares of each Fund that are offered by the Prospectuses are sold at their respective net asset value next determined after the receipt of the purchase order, plus any applicable sales charge. Shareholders may at any time redeem all or a portion of their shares at net asset value next determined following receipt of a redemption order, less any contingent deferred sales charge applicable to Investor Shares.


         The net asset value per share of each of the Funds is determined at the times and in the manner described in the Prospectuses.

         A security of a Fund listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.


         Securities of a Fund for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York

Stock Exchange. The values of such securities used in computing the net asset value of the shares of a Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

         For purposes of determining the net asset value per share of a Fund, all assets and liabilities of such Fund initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


EXCHANGES


         By use of the exchange privilege, the holder of Investor Shares and/or Primary Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares and/or Primary Shares being exchanged have a value which is more or less than their adjusted cost basis.


         The Company may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by the Company upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.


         The Prospectuses for the Investor Shares and Primary Shares of each Fund describe the exchange privileges available to holders of such Investor Shares and Primary Shares, respectively.


                              DESCRIPTION OF SHARES

DIVIDENDS AND DISTRIBUTIONS


         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for Federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below with respect to the Emerging Markets Fund and the Pacific Growth Fund.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his/her Shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his/her shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon

(except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will receive a refundable tax credit for his or her share of tax paid by the Fund on the gain and will increase the basis for his or her Shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by the Emerging Markets Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Emerging Markets Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the money or otherwise nonqualified option to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt financed under the rules of Code
Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(ii) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         To the extent that the Pacific Growth Fund invests in the securities of U.S. domestic corporations the foregoing discussion of the dividends received deduction generally available to corporations may be applicable to the corporate shareholders of the Pacific Growth Fund.

         For purposes of the corporate alternative minimum tax (the "AMT") and the environmental superfund tax the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's alternative minimum taxable income ("AMTI"). However, corporate shareholders will generally be required to take the full amount of any dividend received from the Emerging Markets Fund or the Pacific Growth Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

         Investment income that may be received by the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle each Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would, therefore, be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income its pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.


         The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). If a Fund invests in PFICs, it may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of such Fund's expenses (management fees and operating expenses), shareholders will also bear indirectly similar expenses of PFICs in which the Fund has invested. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, such Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.


         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

         Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of such Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, distributions declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such distributions are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of Shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

EMERGING MARKETS FUND AND PACIFIC GROWTH FUND


         Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor C, Investor N and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan, Shareholder Servicing Plan and/or Shareholder Administration Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.


GLOBAL GOVERNMENT INCOME FUND


         Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor C, Investor N and Primary B Shares of the Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the 12b-1 Plans, Shareholder Servicing Plan and Shareholder Administration Plan. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Fund.


         Net investment  income for the Funds for dividend  purposes consists of
(i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Company prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

         The Company has received a private letter ruling from the Internal Revenue Service to the effect that the differing fees imposed on Primary A, Primary B, Investor A, Investor C and Investor N Shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements, and the differing sales charges on purchases and redemptions of such shares, does not result in the Company's dividends or distributions constituting "preferential dividends" under the Code.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund expects to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (ii) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a
qualified  covered  call  option  (which,   among  other  things,  must  not  be
deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Transactions that may be engaged in by certain of the Funds (such as futures contracts and options on stock indices and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Internal Revenue Service has held in several private rulings that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code
Section 1256. A Fund may elect not to have this special tax  treatment  apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

         Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

         In addition to satisfying the requirement described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Corporate shareholders of the Emerging Markets and Pacific Growth Funds may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that that Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company may (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate Fund investments to make sufficient distributions to avoid excise tax liability.

SALE OR REDEMPTION OF SHARES


         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (i) incurs a sales load in acquiring shares of a Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.


         The Company may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of the company's responsibilities under the 1940 Act.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. Federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends and amounts retained by a Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. Federal income tax at the rates applicable to U.S. citizens, U.S.
residents, or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. Federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.


EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS


         The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. Federal income taxation described above. Distributions of net investment income may be taxable to shareholders as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on U.S. Government Obligations, which, if realized directly, would be exempt from such taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                             DIRECTORS AND OFFICERS

         The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those Directors who are "interested persons" of the Company (as defined in the 1940 Act) are indicated by an asterisk (*).

                                                               PRINCIPAL OCCUPATIONS
                                                               DURING PAST 5 YEARS
                               POSITION WITH                   AND CURRENT
NAME, ADDRESS, AND AGE         THE COMPANY                     DIRECTORSHIPS

Edmund L. Benson, III, 58      Director                        Director, President and Treasurer, Saunders
Saunders & Benson, Inc.                                        & Benson, Inc. (Insurance); Trustee,
728 East Main Street                                           Nations Institutional Reserves and Nations
Suite 400                                                      Fund Trust; Director, Nations Fund, Inc.
Richmond, VA 23219                                             and Nations Fund Portfolios, Inc.

                                       41

James Ermer, 53                Director                        Senior Vice President- Finance, CSX
CSX Corporation                                                Corporation (transportation and natural
One James Center                                               resources); Director, National Mine
901 East Cary Street                                           Service; Director, Lawyers Title
Richmond, VA 23219                                             Corporation; Trustee, Nations Institutional
                                                               Reserves and Nations Fund Trust;  Director,
                                                               Nations Fund, Inc. and Nations Fund
                                                               Portfolios, Inc.

William H. Grigg, 63           Director                        Since April 1994, Chairman and Chief
Duke Power Co.                                                 Executive Officer; November 1991 to April
422 South Church Street                                        1994, Vice Chairman, Duke Power Co.; from
PB04G                                                          April 1988 to November 1991, Executive Vice
                                                               President Customer Group, Duke Power Co.;
                                                               Director, Hatteras Income Securities, Inc.,
                                                               Nations Government Income Term Trust 2003,
                                                               Inc., Nations Government Income Term Trust
                                                               2004, Inc., Nations Balanced Target Maturity
                                                               Fund, Inc., Nations Fund, Inc. and Nations
                                                               Fund Portfolios, Inc.; Trustee, Nations
                                                               Institutional Reserves and Nations Fund
                                                               Trust.


                                       42


Thomas F. Keller, 64               Director                    R.J. Reynolds Industries Professor of
Fuqua School of Business                                       Business Administration and Dean, Fuqua
Duke University                                                School of Business, Duke University;
Durham, NC 27706                                               Director, LADD Furniture, Inc.;
                                                               Director, Wendy's International
                                                               Mentor Growth Fund, and Cambridge
                                                               Trust; Director, Hatteras Income
                                                               Securities, Inc., Nations Government
                                                               Income Term Trust 2003, Inc., Nations
                                                               Government Income Term Trust 2004, Inc.,
                                                               Nations Balanced Target Maturity Fund,
                                                               Inc., Nations Fund, Inc. and Nations
                                                               Fund Portfolios, Inc.; Trustee, Nations
                                                               Institutional Reserves and Nations
                                                               Fund Trust.

Carl E. Mundy, Jr., 60         Director                        Commandant, United States Marine Corps,
9308 Ludgate Drive                                             from July 1991 to July 1995; Commanding
Alexandria, VA  23309                                          General, Marine Forces Atlantic, from June
                                                               1990 to June 1991; Director, Nations Fund,
                                                               Inc. and Nations Fund Portfolios, Inc.;
                                                               Trustee, Nations Institutional Reserves and
                                                               Nations Fund Trust.


                                                                 43


A. Max Walker, 73*   President, Director and
                     Chairman of the Board                     Financial consultant; Formerly, President,
                                                               6215 Riverwood Drive, N.W. Chairman of the
                                                               Board A. Max Walker, Inc.; Director and
                                                               Chairman Atlanta, GA 30328 of the Board,
                                                               Hatteras Income Securities, Inc., Nations
                                                               Government Income Term Trust 2003, Inc.,
                                                               Nations Government Income Term Trust 2004,
                                                               Inc., Nations Balanced Target Maturity Fund,
                                                               Inc., Nations Fund, Inc. and Nations Fund
                                                               Portfolios, Inc.; President and Chairman of
                                                               the Board of Trustees, Nations Institutional
                                                               Reserves and Nations Fund Trust.

Charles B. Walker, 57          Director                        Since 1989, Director, Executive Vice
Ethyl Corporation                                              President, Chief Financial Officer and
P.O . Box 2189                                                 Treasurer, Ethyl Corporation (chemicals,
330 South Fourth Street                                        plastics, and aluminum manufacturing);
Richmond, VA  23217                                            since 1994, Vice Chairman, Ethyl
                                                               Corporation and Vice Chairman, Chief
                                                               Financial Officer and Treasurer, Albemarle
                                                               Corporation, Director, Nations Fund, Inc.
                                                               and Nations Fund Portfolios, Inc.; Trustee,
                                                               Nations Institutional Reserves and Nations
                                                               Fund Trust.

Thomas S. Word, Jr., 57*       Director                        Partner, McGuire Woods Battle & Boothe
McGuire, Woods, Battle                                         (law); Director, Vaughan Bassett Furniture
& Boothe                                                       Company, Director VB Williams Furniture
One James Center                                               Company, Inc.; Director, Nations Fund, Inc.
Richmond, VA 23219                                             and Nations Fund Portfolios, Inc.; Trustee,
                                                               Nations Institutional Reserves and Nations
                                                               Fund Trust.


                                                     44


Richard H. Blank, Jr., 39      Secretary                       Since 1994, Vice President of Mutual Fund
Stephens Inc.                                                  Services, Stephens Inc. 1990 to 1994,
                                                               Manager Mutual Fund Services, Stephens Inc.
                                                               1983 to 1990, Associate in Corporate
                                                               Finance Department, Stephens Inc.;
                                                               Secretary, Nations Institutional Reserves,
                                                               Nations Fund Trust, Nations Fund, Inc. and
                                                               Nations Fund Portfolios, Inc.

Michael W. Nolte, 35           Assistant Secretary             Associate, Financial Services
Stephens Inc.                                                  Group of Stephens Inc.


Louise P. Newcomb, 43          Assistant Secretary             Corporate Syndicate
Stephens Inc.                                                  Associate, Stephens Inc.


James E. Banks, 39             Assistant Secretary             Since 1993, Attorney, Stephens Inc. Stephens Inc.;
                                                               Associate Corporate Counsel, Federated
                                                               Investors; from 1991 to 1993, Staff Attorney,
                                                               Securities and Exchange Commission from 1988
                                                               to 1991

Richard H. Rose, 40            Treasurer                       Since 1994, Vice President, Division
The Shareholder Services                                       Manager, First Data Investors Services
   Group, Inc.                                                 Group, Inc. (formerly, The Shareholder
One Exchange Place                                             Services Group), since 1988, Senior Vice
Boston, MA 02109                                               President, The Boston Company Advisors,
                                                               Inc.; Treasurer, Nations Institutional
                                                               Reserves, Nations Fund Trust, Nations Fund,
                                                               Inc. and Nations Fund Portfolios, Inc.


                                                     45



Joseph C. Viselli, 32          Assistant Treasurer             Assistant Vice President, The Boston
First Data Investors                                           Company Advisors, Inc. since April 1992.
Services Group,
Inc.(formerly, The
Shareholder Services Group,
Inc.)
One Exchange Place
Boston, MA 02109


                                                     46




         Mr. Rose serves as Treasurer to certain other investment companies for which First Data Investors Services Group, Inc. or its affiliates serve as sponsor, distributor, administrator and/or investment adviser. Mr. Blank serves as Secretary and Treasurer, Chief
Operating Officer to other investment companies for which Stephens Inc.
serves as administrator.


         Each Director of the Company is also a Director of Nations
Fund, Inc. and a Trustee of Nations Fund Trust and Nations Institutional
Reserves, each a registered investment company that is part of the Nations Fund Family. Richard H. Blank, Jr., Richard H. Rose, Joseph C.
Viselli, Michael W. Nolte, Louise P. Newcomb and James E. Banks, Jr. are also officers of Nations Fund. Inc., Nations Fund Trust and Nations
Institutional Reserves.

         As of the date of this SAI, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the Funds.

         The  Company has adopted a Code of Ethics  which,  among other  things, prohibits  each  access  person  of  the  Company  from  purchasing  or  selling securities  when such person knows or should have known that, at the time of the transaction,  the  security (i) was being  considered  for purchase or sale by a
Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of
Ethics,  an access  person means (i) a Director or officer of the Company,  (ii)
any employee of the Company (or any company in a control  relationship  with the
Company)  who,  in the course of his/her  regular  duties,  obtains  information about,  or makes  recommendations  with  respect  to,  the  purchase  or sale of
securities  by  the  Company,   and  (iii)  any  natural  person  in  a  control
relationship with the Company who obtains information concerning recommendations made to the Company  regarding  the  purchase or sale of  securities.  Portfolio managers and other persons who assist in the  investment  process are subject to additional  restrictions,  including  a  requirement  that they  disgorge to the
Company any profits realized on short-term  trading (i.e., the  purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities,  including money market  instruments  and  certain  U.S.  Government  securities.  To  facilitate enforcement,  the Code of Ethics  generally  requires that the Company's  access persons,  other  than  its  "disinterested"  Directors,  submit  reports  to the
Company's  designated   compliance  person  regarding   transactions   involving
securities which are eligible for purchase by a Fund.

NATIONS FUNDS RETIREMENT PLAN


Under the terms of the Nations Funds Retirement Plan for Eligible Directors (the
"Retirement Plan"), each director may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies ("Funds") advised by the Adviser. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's fees payable by the Funds during the calendar year in which the director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, the director's surviving spouse (if any) will be entitled to receive 50% of the benefits

                                                     47

that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. At present the Plan is not in effect and therefore there are no fees to disclose.


NATIONS FUNDS DEFERRED COMPENSATION PLAN


         Under the terms of the Nations  Funds  Deferred  Compensation  Plan for
Eligible Directors (the "Deferred  Compensation Plan"), each director may elect, on an annual  basis,  to defer  all or any  portion  of the  annual  board  fees
(including the annual retainer and all attendance  fees) payable to the director for that calendar year. An application  was submitted to and approved by the SEC to  permit  deferring  directors  to  elect to tie the  rate of  return  on fees deferred  pursuant to the Deferred  Compensation  Plan to one or more of certain investment  portfolios  of  certain  Funds.  Distributions  from  the  deferring directors'  deferral accounts will be paid in cash, in generally equal quarterly installments  over a period of five years  beginning  on the date the  deferring director's  retirement benefits commence under the Retirement Plan. The Board of
Directors, in its sole discretion,  may accelerate or extend such payments after a director's  termination of service.  If a deferring director dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral  account will be distributed to his designated  beneficiary in a lump sum as soon as  practicable  after the  director's  death.  If a  deferring director  dies after the  commencement  of such  distribution,  but prior to the complete  distribution  of his  deferral  account,  the  balance of the  amounts credited  to  his  deferral  account  will  be  distributed  to  his  designated
beneficiary   over  the   remaining   period  during  which  such  amounts  were
distributable to the director.  Amounts payable under the Deferred  Compensation
Plan are not  funded or  secured  in any way and  deferring  directors  have the status  of  unsecured  creditors  of the Funds  from  which  they are  deferring compensation.



                                                     COMPENSATION TABLE

                                                                                             NATIONS
                                                  TOTAL COMPENSATION       NATIONS           FUND
                           AGGREGATE              FROM REGISTRANT AND      FUND              DEFERRED
NAME OF PERSON             COMPENSATION           FUND COMPLEX PAID        RETIREMENT        COMPENSATION
POSITION (1)               FROM REGISTRANT (2)    TO DIRECTORS             PLAN              PLAN
----------------           -------------------    --------------------     -----------       ----

Edmund L. Benson, III            $7,500.00              $36,500.00               N/A               N/A
Director
James Ermer                      $7,500.00              $36,500.00               N/A               N/A
Director
William H. Grigg                 $7,500.00              $45,500.00               N/A               N/A
Director
Thomas F. Keller                 $7,500.00              $45,500.00               N/A               N/A
Director

                                                        48

A. Max Walker                    $9,500.00              $51,500.00               N/A               N/A
Chairman of the Board
Charles B. Walker                $7,500.00              $36,500.00               N/A               N/A
Director
Thomas S. Word                   $7,500.00              $36,500.00               N/A               N/A
Director

Carl E. Mundy, Jr.,              $7,000.00                  N/A                  N/A               N/A
Director


(1)  All  directors  receive   reimbursements  for  expenses  related  to  their
     attendance at meetings of the Board of Directors. Officers of the Company receive no direct remuneration in such capacity from the Company.

(2) For current fiscal year and includes estimated future payments. Each Director receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Company, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors (or Committee thereof).

(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from eight investment companies, including the Company, that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer,
     C. Walker, Mundy and Word receive compensation from four investment companies, including the Company, deemed to be part of the Nations Fund fund complex.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
                   TRANSFER AGENCY, SHAREHOLDER SERVICING AND
                             DISTRIBUTION AGREEMENTS

THE COMPANY AND ITS COMMON STOCK

         The Company is an open-end diversified management investment company organized as a corporation under the laws of the State of Maryland on January 23, 1995. The Company offers shares of common stock which represent interests in one of three separate Funds. This SAI relates to the following Funds of the
Company: the Emerging Markets Fund, the Pacific Growth Fund and the Global Government Income Fund. Each Fund offers the following separate classes of shares: Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares. Certain classes of the Company are offered on a no load basis, and others are offered at the public offering price plus a sales charge. Shares of each Fund of the Company are redeemable at the net asset value (less any applicable contingent deferred sales charge ("CDSC") thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the captions "How To Buy Shares," "How To Redeem Shares" and "Organization And History."

         Primary Shares are sold exclusively through banks and certain other financial institutions primarily to their fiduciary clients and similar customers. Investor Shares are available to non-fiduciary customers of certain broker/dealers and other financial institutions. Certain charges that apply to one class of shares of a Fund may not be charged to the other class of shares of the same Fund. Consequently, the yield earned on one class of shares of a Fund may be different from that of the other class of shares of the same Fund, and the net asset value per share of the classes of shares of each Fund will differ.


         As used in this SAI and in the Prospectuses, the term "majority of the outstanding shares" of the Company, a particular Fund or a particular class of shares of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, Fund or class (as appropriate) present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares entitled to vote, are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, Fund or class.

The Board of Directors may classify or reclassify any unissued shares of the Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

INVESTMENT ADVISER


         Effective January 1, 1996, the Adviser began serving as investment adviser to the Funds, pursuant to an Investment Advisory Agreement dated January 1, 1996. The Adviser is a wholly owned subsidiary of NationsBank, N.A.
("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation.

         The Adviser also serves as investment adviser to Nations Fund, Inc., Nations Fund Trust and The Capitol Mutual Funds, each a registered investment company that is part of the Nations Fund family of funds. In addition, the Adviser serves as the investment adviser to Hatteras Income Securities. Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange.



         Prior to January 1, 1996, NationsBank, through its Investment Management Division, served as investment adviser to the Funds. NationsBank is a wholly owned subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank and NationsBank Corporation are located at One NationsBank Plaza, Charlotte, North Carolina 28255. NationsBank is successor to NationsBank of North Carolina, N.A., which was merged with and into NationsBank of South Carolina, N.A. effective January 3, 1995. The resulting entity was renamed NationsBank, N.A. (Carolinas).

         Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, NationsBank and its affiliates manage over $50 billion, including over $18 billion in Nations Fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliated organizations make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.
Approximately 12 of NationsBank's personnel are involved in stock and bond research.


         NationsBank restructured its investment management division as of January 1, 1996 by reorganizing the division into two separate, wholly owned advisory subsidiaries, the Adviser and TradeStreet Investment Associates, Inc. The restructuring resulted in the transfer of the division's investment management and advisory functions to the Adviser. The investment professionals who performed investment company management functions as employees of NationsBank continue to perform such services as employees of the Adviser. The restructuring did not change the scope and nature of investment advisory services provided to the Funds.


         Nations Gartmore, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as sub-investment adviser to the Funds pursuant to a sub-advisory agreement. Nations Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore plc, a publicly listed U.K. company. Banque Indosuez, a French bank, indirectly owns 75% of Gartmore plc's outstanding voting shares, and the remaining 25% are owned by the public and by Gartmore plc's employees. Banque Indosuez, a wholly owned subsidiary of Compagnie de Suez, S.A., acquired Gartmore plc in 1990. Nations Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority.


         On February 19, 1996, it was announced that National Westminster Bank plc ("NatWest"), one of the world's largest commercial and investment banking firms, had agreed to acquire, subject to the satisfaction or waiver of certain conditions, control of Gartmore plc from Compagnie de Suez, S.A. and affiliated entities (collectively, "Compagnie de Suez") through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its subsidiary that holds 75% of the outstanding voting shares of Gartmore plc; and (2) a tender offer for the remaining portion of Gartmore plc shares held by public shareholders (collectively, the "Acquisition"). The Acquisition, if completed, will result in a change in ownership of Nations Gartmore and will probably result in a change in the name of Nations Gartmore. Based on representations made by Nations Gartmore, it is not anticipated that the change in ownership will affect the level of service provided to the Funds or result in a change to the personnel assigned to handle advisory responsibilities. As of February 19, 1996, NatWest had assets under management of approximately $47,000,000,000.


         Pursuant to the terms of the Advisory and Sub-Advisory Agreements relating to the Funds Investment, the Adviser and Nations Gartmore (the "Sub-Adviser"), subject at all times to the control of the Company's Board of Directors and in conformance with the stated policies of the Company, select and manage the investments of the Funds. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Company or to its shareholders for any act or omission by the Adviser or the Sub-Adviser or for any loss sustained by the Company or by its shareholders except in the case of the Adviser or the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of NBAI or the Sub-Adviser, as the case may be.


      The Investment Advisory Agreement was approved by the Company's Board of Directors at the October 12-13 Meeting of the Board of Directors. The Investment Advisory Agreement shall become effective with respect to a Fund if and when approved by the Directors of the Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940

Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

         The Sub-Advisory Agreement was approved by the Company's Board of Directors on January 26, 1995 and by the initial shareholder on June 30, 1995. The Sub-Advisory Agreement will continue in effect for an initial term of two years from its effective date and continues in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Sub-Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The respective Funds, NBAI or Nations Gartmore may terminate the Sub-Advisory Agreement, on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

         The advisory fee for the Emerging Markets Fund is calculated daily and paid monthly at the annual rate of 1.10% of the Fund's average daily net assets. NBAI pays the Sub-Adviser a fee determined at the annual rate of 0.85% of the Fund's average daily net assets. The advisory fee for the Pacific Growth Fund is calculated daily and paid monthly at the annual rate of 0.90% of the Fund's average daily net assets. NBAI pays the Sub-Adviser a fee determined at the annual rate of 0.70% of the Fund's average daily net assets. The Global Government Income Fund pays NBAI an advisory fee determined at the annual rate of 0.70% of the Fund's average daily net assets. NBAI pays the Sub-Adviser a fee determined at the annual rate of 0.54% of the Fund's average daily net assets.


         NBAI may waive a portion of their fees; however, any such waiver may be discontinued at any time. As discussed under the caption "Expenses," the Adviser will be required to reduce their fees from the Funds, in direct proportion to the fees payable by the Funds to the Adviser, the Sub-Adviser, the Administrator and the Co-Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.


INVESTMENT STYLES

         The Company uses various investment strategies to manage its portfolios. These strategies have been categorized into investment styles which consist of the Emerging Markets and Pacific Growth Funds Style and the Global Government Income Fund Style. These styles are described below.


EMERGING MARKETS AND PACIFIC GROWTH FUNDS STYLE


         The Emerging Markets and Pacific Growth Funds utilize an investment philosophy that emphasizes investment in reasonably priced growth stocks. This philosophy assumes that superior earnings growth will lead to greater investment returns. In the case of global or international portfolios this philosophy concentrates on stock selection and asset allocation aimed at strategically overweighting growing markets while avoiding those with less possibility of appreciation. This investment approach is designed to add value while also providing diversification to minimize risk.

         Nations Gartmore selects stocks for its portfolios using rigorous stock selection criteria. Their analysis is designed to discover securities which demonstrate a potential for above market earnings growth rates while maintaining reasonable valuation levels and whose parent corporations show strong balance sheets and quality management. In order to ascertain these facts, Nations Gartmore representatives make on site inspections of the companies under review, as well as their competitors, suppliers and customers.

         The allocation of assets is determined by portfolio managers based on both qualitative and quantitative research. This research includes the identification of investment themes, political and economic trends, price/earnings ratios, real interest rates and earnings growth projections. These factors determine economic, market, interest rate and currency forecasts which are, in turn, used to determine regional allocations.

GLOBAL GOVERNMENT INCOME FUND STYLE

         The Global Government Income Fund bases its investment decisions on an analysis of longer term economic trends which are believed to be key to successful fixed income investing. This tendency to take into account long term economic trends is coupled with the practice of investing primarily in investment grade government securities which minimize the investor's credit risk.

         This investment policy is effected by carefully analyzing interest rate forecasts and currency movements for various markets and using this information to determine regional allocations. These allocations are then adjusted to reflect the portfolio manager's perception of the most favorable markets and issuers. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the portfolio's management in determining whether to increase or decrease the emphasis placed on a particular country or type of security.

ADMINISTRATOR AND CO-ADMINISTRATOR


         The Company has retained Stephens Inc. ("Administrator") as the administrator and First Data Investors Services Group, Inc. (the
"Co-Administrator") as the co-administrator of the Company.


         The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Directors on January 25, 1995. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.


         Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Company, (iii) furnish corporate secretarial services to the Company, including coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to the Company with respect to regulatory matters, (v) coordinate the preparation of reports to the Company's shareholders and the SEC, including annual and semi-annual reports,

(vi) coordinate the provision of services to the Company by the Co-Administrator, the Transfer Agents and the Custodians, and (vii) generally assist in all aspects of the Company's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Company for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.


         Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file the Company's Federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.


         The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Directors, or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the non-assigning party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the Funds or to their shareholders except in the case of the Administrator's or Co-Administrator's respective willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         As discussed under the caption "Expenses," the Administrator and Co-Administrator will be required to reduce their fee from the Company, in direct proportion to the fees payable to the Administrator and Co-Administrator by the Company, if the expenses of the Company exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

DISTRIBUTOR

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

         At a meeting held on January 25, 1995, the Board of Directors selected Stephens Inc. as Distributor, and approved a distribution agreement ("Distribution Agreement") with the Distributor. Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Company or the Transfer Agent (as defined under the caption "Transfer Agents and Custodian"). Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, or by the Distributor.

DISTRIBUTION PLANS AND SHAREHOLDER SERVICING ARRANGEMENTS FOR INVESTOR SHARES

         INVESTOR A SHARES

         The Company has adopted a Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Company ("Servicing Agents"), up to 0.25% (on an annualized basis) of the average daily net asset value of such Fund.

         Payments under the Investor A Plan may be made to the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Company for providing shareholder support services to their customers ("Customers") which hold of record or beneficially Investor A Shares of a Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares;
(v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing subaccounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers; (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and
(xi) providing such other similar services as the Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.
                                            56

         Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

         INVESTOR C SHARES

         The Directors of the Company have approved a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor C Shares of the Funds (the "Investor C Plan"). Pursuant to the Investor C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Fund. Payments to the Distributor pursuant to the Investor C Plan will be used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C
Shares, (ii) for promotional activities intended to result in the sale of Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Investor C Plan are paid to compensate Selling Agents for providing the services described in
(i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor C Shares. Fees received by the Distributor pursuant to the Investor C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

         Pursuant to the Investor C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor C Shares of the Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Funds held of record or beneficially by such Customers. The sales support services provided by Selling Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

         Fees paid pursuant to the Investor C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor C Plan in any given year may exceed the sum of the fees received under the Investor C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor C Plan is in effect. If the Investor C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

         In addition, the Directors have approved a Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor C Shares of the Funds (the "Investor C Servicing Plan"). Pursuant to the Investor C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Fund ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to the Company's distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C Shares; (vii) providing subaccounting with respect to such Investor C Shares beneficially owned by Customers or providing the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         INVESTOR N SHARES

         The Directors of the Company have approved the Investor N Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to Investor N Shares of the Funds. Pursuant to the Investor N Distribution Plan, a Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of such Fund's Investor N Shares, including for sales related services provided by Selling Agents. Payments under a Fund's Investor N Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Fund's Investor N Shares.

         The fees payable under the Investor N Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor N Distribution Plan may be made with respect to: preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively; commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

         In addition, the Directors have approved a Shareholder Servicing Plan with respect to Investor N Shares of the Funds (the "Investor N Servicing Plan"). Pursuant to the Investor N Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor N Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares of the Funds.

         The fees payable under the Investor N Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor N Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor N Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor N Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor N Shares; (vii) providing sub-accounting with respect to such Investor N Shares beneficially owned by Customers or providing the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor N Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Investor N Distribution Plan and Investor N Servicing Plan (together, the "Investor N Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor N Plans which exceed the payments made to the Selling Agents and Servicing Agents by the Distributor or Nations Fund and reimbursed by the Fund pursuant to the Investor N Plans. Any such excess expenses may be recovered in future years, so long as the Investor N Plans are in effect. Because there is no requirement under the Investor N Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor N Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor N Plans or in connection with CDSCs, if for any reason the Investor N Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

         INFORMATION APPLICABLE TO INVESTOR A, INVESTOR C AND INVESTOR N SHARES


         The Investor A Plan, the Investor C Plan, the Investor C Servicing Plan, the Investor N Distribution Plan and the Investor N Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Plans is subject to, among other things, the National Association of Securities Dealers, Inc.'s ("NASD") Rules of Fair Practice governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.


         Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on January 26, 1995. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor C or Investor N Shares and the holders of such shares. The Plans were approved by their initial shareholders on June 30, 1995.

         Each Plan may be terminated with respect to its shares by vote of a majority of the Qualified Directors or by vote of a majority of holders of its outstanding voting securities. Any change in a Plan that would increase materially the distribution expenses paid by the Investor A, Investor C or Investor N Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Investor C Servicing Plan and the Investor N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

         Conflict of interest restrictions may apply to the receipt by Selling, and/or Servicing Agents of compensation from Nations Fund in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money maneuvers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.

SHAREHOLDER ADMINISTRATION PLAN (PRIMARY B SHARES)

      As stated in the Prospectus describing the Primary B Shares, the Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their Customers who may from time to time own of record or beneficially Primary B Shares in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.


      The Administration Plan also provides that in no event may the portion of the shareholder administration fee that constitutes a "service fee," as the term is defined in the NASD Servicing Plan Rule, exceed 0.25% of the average daily net asset value of the Primary B Shares a Fund. In addition, to the extent any portion of the fees payable under the Plan is deemed to be for services primarily intended to result in the sale of Fund Primary B Shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act. Such Plan shall continue in effect as long as the Board of Directors, including a majority of the Qualified Directors, specifically approves the Plan at least annually.


EXPENSES


         The Administrator and/or Co-Administrator furnishes, without additional cost to the Company, the services of the Treasurer and Secretary of the Company and such other personnel (other than the personnel of the Adviser or Sub-Adviser) as are required for the proper conduct of the Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Company's Shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the

Investor A, Investor C and Investor N Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Company.


         The Company pays, or causes to be paid, all other expenses of the Company, including without limitation: the fees of the Adviser, the Sub-Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company;
brokerage commissions chargeable to the Company in connection with fund securities transactions to which the Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Company to Federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relative to the Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Company's operation unless otherwise explicitly assumed by the Adviser (and/or the Sub-Adviser), the Administrator or Co-Administrator.

         Expenses of the Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Funds of the Company based upon the relative net assets of each class or Fund. Expenses of the Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of the Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

         The Investment Advisory Agreement, the Sub-Advisory Agreement and the Administration Agreement require the Adviser, the Sub-Adviser and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time and the aggregate of all such investment advisory, sub-advisory and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by the Adviser, the Sub-Adviser or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to the Adviser, the Sub-Adviser and the Administrator during such fiscal year. If required pursuant to such state securities regulations, the Adviser, the Sub-Adviser and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).



TRANSFER AGENTS AND CUSTODIANS


         First Data Investors Services Group, Inc, formerly The Shareholder Services Group, Inc., a wholly owned subsidiary of First Data Corporation, is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent (the "Transfer Agent") for the Company's Primary Shares and Investor Shares. Under a transfer agency agreement, the Transfer Agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Company, distributes dividends and distributions payable by the Company to shareholders and produces statements with respect to account activity for the Company and its shareholders for these services. The Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Company during the month and is reimbursed for out-of-pocket expenses. NationsBank of Texas, N.A. ("NationsBank of Texas"), 901 Main Street, Dallas, Texas 75201, serves as sub-transfer agent for each Fund's Primary Shares.

         Bank of New York serves as custodian (the "Custodian") for the portfolio securities and cash of the Funds. The Custodian maintains custody of the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of the Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of the Funds all checks, and receives all dividends and other distributions made on securities owned by the Funds. The Custodian receives compensation from the Funds for its services based on a percentage of the market value of the Funds' securities and a charge for fund transactions.

                       INDEPENDENT ACCOUNTANT AND REPORTS

         At least semi-annually, the Company will furnish shareholders of the Funds with a list of the investments held in the Funds and financial statements for the Funds. The annual financial statements will be audited by the Company's independent accountant. The Board of Directors has selected Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 as the Company's independent accountant to audit the Company's books and review the Company's tax returns for the Funds' fiscal years ending on and after March 31, 1996.



         The Company's Statement of Assets and Liabilities dated July 27, 1995 and Report of Independent Accountants dated June 28, 1995 appearing in Post-Effective Amendment No. 1 to the Registration Statement are incorporated by reference in this SAI. The Company's unaudited Financial Statements for the period ended September 30, 1995 appearing in the Company's September 30, 1995 Semi-Annual Report also are incorporated by reference in this SAI.

                                     COUNSEL

         Morrison & Foerster LLP serves as legal counsel to the Company. Its address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                      ADDITIONAL INFORMATION ON PERFORMANCE

         Yield information and other performance information for the Company's Funds may be obtained by calling the Company at (800) 321-7854.

YIELD CALCULATIONS


         The yield of the Primary Shares and Investor Shares of the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


         Yield = 2[(a-b + 1)6 1]
                     cd

Where:     a    =     dividends and interest earned during the period

           b    =     expenses accrued for the period (net of reimbursements)

           c    =     average daily number of shares outstanding during the
                      period that were entitled to receive dividends

           d    =     maximum offering price per share on the last day of the
                      period

         For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income.
Capital gains and losses are excluded from the calculation.

         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

TOTAL RETURN CALCULATIONS

         Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Fund. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

         Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:     P       =     a hypothetical initial payment of $1,000

           T       =     average annual total return

           n       =     number of years

           ERV     =     ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

         Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            CTR    =     (ERV-P) 100
                              P

Where:     CTR     =     Cumulative total return

           ERV     =     ending redeemable value at the end of the period of a
                         hypothetical $1,000 payment made at the beginning of such period

            P      =     initial payment of $ 1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.


         The Primary Shares and Investor Shares of the Funds may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Global Government Income Fund) or a three-month (in the case of the Emerging Markets Fund and Pacific Growth Fund) period as a percentage of the maximum offering price per share on the last day of such period.


         The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

         The Funds may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

         In addition, the performance and yield of a class of shares in the Emerging Markets Fund and Pacific Growth Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange or the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks. The performance and yield of a class of shares in the Global Government Income Fund may be compared to the Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, treasury and agency securities, corporate and yankee bonds, the Salomon Brothers Long-Term-High-Grade Corporate Bond Index, an unmanaged index of nearly all U.S. "Aaa-" and "Aa-" rated bonds or international bond index. Any given performance comparison should not be considered representative of a Fund's performance for any future period.


Each Fund of the Company may quote information obtained from the Investment Company Institute in its advertising materials and sales literature.

MISCELLANEOUS


CERTAIN RECORD HOLDERS


         The following indicates those persons who owned 5% or more of the indicated class of shares as of February 29, 1996. Unless otherwise indicated, the address for each recordholder of Primary Shares is 1401 Elm Street, 11th Floor, Dallas, Texas 75202.





                                                                   Percentage of Shares
Name and Address                                                    Held of Record Only

NATIONS EMERGING MARKETS FUND

PRIMARY A SHARES

NationsBank of Dallas                                                     99.96%
901 Main Street
Dallas, Texas 75201

INVESTOR A SHARES

BSDT CUST                                                                 14.06%
Charles R. Egan IRA RO
410 Ridge Drive
Naples, FL  33963

Stephens Inc.                                                             12.35%
Custodian for Theodore Otto Johnson
Account 824772751
P.O. Box 34127
Little Rock, AR  72203

Andrew M. Silton and Margaret Kanze Silton                                 9.02%



                                                    68

JTWROS
5314 Germaine Terrace
Charlotte, NC  28226

David E. Buchner                                                           5.16%
110 Mohawk Drive
Clarendon Hills, IL  60514-1128

INVESTOR C SHARES

Stephens Inc.                                                             49.50%
111 Center Street
Little Rock, AR  72201

Dean Witter Reynolds Cust. For                                            15.14%
David G. Elmer
IRA Std/Rollover DTD 7/18/95
191 Second Avenue
Dayton, TN  37321

Renee A. Kriz                                                             12.23%
7734 Middle Valley Drive
Springfield, VA  22153

Youssef  I A Talaat Cust For                                              11.53%
Adham Y Talaat VA/UTMA
7383 Jiri Woods Ct.
Springfield, VA  22153

Youssef  I A Talaat Cust For                                              11.53%
Ashraf Y Talaat VA/UTMA
7383 Jiri Woods Ct.
Springfield, VA  22153

NATIONS GLOBAL GOVERNMENT INCOME FUND

PRIMARY A SHARES

NationsBank of Dallas
                                                                          99.96%

                                               69

INVESTOR A SHARES

NationsBank Corporation                                                   99.76%
NC1-007-23-01
100 North Tryon Street
Charlotte, NC  28255

INVESTOR C SHARES

Stephens Inc.                                                             99.88%
111 Center Street
Little Rock, AR  72201

INVESTOR N SHARES

Dixie Restaurant                                                          54.07%
Equipment Co. Inc.
2734 Spring Garden Road
Winston Salem, NC 27106-5714

Shirley M. Clark Family Trust                                             18.46%


                                                        70


Shirley M. Clark TTEE DTD 11/30/92
14131 Woodstream
San Antonio, TX  78231

Dean Witter Reynolds Cust For                                              9.73%
Alex Thomson IRA SEP Dated 10/26/95
c/o McGladrey & Pullen
P.O. Box 1730
Wilmington, NC  28402

Charlotte S. Copeland                                                      7.79%
103 Quail Drive Meadowbrook
Summerville, SC  29485

Dean Witter Reynolds Cust For                                              5.24%
Sandra D. Riggs
IRA Standard Dated 08/08/94
1608 Summerwood Trail
Hixson, TN  37343


NATIONS PACIFIC GROWTH FUND

PRIMARY A SHARES


NationsBank of Dallas                                                     99.60%

INVESTOR A SHARES

Mohammad Athari M.D.                                                      27.96%
2802 Garth Road
Baytown, TX  77521-3900


                                                71


Stephens Inc.                                                              5.13%
Attn: Customer Control
P.O. Box 34127
Little Rock, AR  72203

INVESTOR C SHARES

Carolyn Branan                                                            51.40%
19209 Hidden Cove Lane
Huntersville, NC  28078

Stephens Inc.                                                             17.36%
111 Center Street
Little Rock, AR  72201

Dean Witter Reynolds Cust For                                             10.56%
Jean M. De Ru IRA
2664 Sharondale Drive
Atlanta, GA  30305-3858

William D. Ratliff III                                                    10.52%
801 Cherry Street, Suite 1300
Fort Worth, TX  76102




      As of February 29, 1996, NationsBank Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Company acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Company under the 1940 Act.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment grade securities.

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

                  BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

                           Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude
                                             A-1
         or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                           A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.


                  B - Bond which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

                  AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  AA - Bonds  that  are  rated  AA are of high  credit  quality.
         Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  A - Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.


                  BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.


         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:


                  AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


                  AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.


                  A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

                  MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

                  SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

                  SP-2 -- Satisfactory capacity to pay principal and interest.


         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the three highest rating categories used by Fitch for short-term obligations, each of which denotes that the securities are investment grade:

                  F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                  F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.


         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.


         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

                  AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

                  AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


                  A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.


         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"):


                  AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

                  AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                  A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


                  BBB  -  Obligations   for  which  there  is  currently  a  low
         expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.


The following summarizes the three highest short-term debt ratings used by IBCA:


         A-1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.


         A2 Obligations supported by a good capacity for timely repayment.

                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING
                                OPTIONS & FUTURES


     As stated in the Prospectuses, each Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of the Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise price exceeds the value of the contract that is subject of the option.)


I.    Interest Rate Futures Contracts.

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

     DESCRIPTION OF INTEREST RATES FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
                                          B-1

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgagee-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLES OF FUTURES CONTRACT SALE. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. For example, assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term U.S. Treasury bonds. The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.


     The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the losses realized on closing out the futures contract sale.


     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLES OF FUTURE CONTRACTS PURCHASES. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.


     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.


     The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fail to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, expenses also would be incurred.

II.   Index Futures Contracts.


     A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.


     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objection: Protect Against Increasing Price

                  Portfolio                                     Futures


                                                     -Day Hedge is Placed

Anticipate Buying $62,500                                 Buying 1 Index Futures at 125
       Equity Portfolio                                   Value of Futures = $62,500/
                                                          Contract

                                                     -Day Hedge is Lifted

Buy Equity Portfolio with                                 Sell 1 Index Futures at 130
       Actual Cost = $65,000                              Value of Futures = $65,000/
       Increase in Purchase                                     Contract
       Price = $2,500                                     Gain on Futures = $2,500



                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                       Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures  Contract = 125 x $500 =$62,500
Portfolio Beta Relative to the Index - 1.0

                  Portfolio                                     Futures


                                                     -Day Hedge is Placed

Anticipate Selling $1,000,000                             Sell 16 Index Futures at 125
       Equity Portfolio                                   Value of Futures = $1,000,000

                                                     -Day Hedge is Lifted

Equity Portfolio-Own                                      Buy 16 Index Futures at 120
       Stock with Value = $960,000                        Value of Futures = $960,000
       Loss in Portfolio                                  Gain on Futures = $40,00
         Value = $40,000

         If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

                  Portfolio                                     Futures

                                                     -Day Hedge is Placed

Anticipate Buying $62,500                                 Buying 1 Index Futures at 125
     Equity Portfolio                                     Value of Futures = $62,500/
                                                                 Contract

                                                     -Day Hedge is Lifted

Buy Equity Portfolio with                                 Sell 1 Index Futures at 120
     Actual Cost - $60,000                                Value of Futures = $60,000/Contract
     Decrease in Purchase                                 Loss on Futures = $2,500
        Price= $2,500                                            Contract



                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures  Contract = 125 x $500 =$62,500
Portfolio Beta Relative to the Index = 1.0

                  Portfolio                                     Futures


                                                     -Day Hedge is Placed

Anticipate Selling $1,000,000                              Sell 16 Index Futures at 125
    Equity Portfolio                                       Value of Futures = $1,000,000

                                                     -Day Hedge is Lifted


Equity  Portfolio-Own                                      Buy 16 Index Futures at 130
Stock with Value = $1,040,000                              Value of Futures = $1,040,000
Gain in Portfolio = $40,000                                Loss on Futures = $40,000

III.  Margin Payments


     Unlike  when a Fund  purchases  or  sells a  security,  no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated  account with the Fund's custodian an amount of cash or cash  equivalents,  the value, of which  may vary  but is  generally  equal  to,  10% or less of the  value of the contract.  This amount is known as initial margin.  The nature of initial margin
in  futures   transactions   is  different  from  that  of  margin  in  security
transactions  in that futures  contract margin

                                  B-6


does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


IV.   Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for

                                  B-7


other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.


     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the investment adviser still may not result in a successful hedging transaction over a short time frame.


     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

     Successful use of futures by a Fund also is subject to the investment adviser's ability to predict correctly movements in the direction of the market.
For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In

                                         B-8



addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.    Options on Futures Contracts.

     The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.


     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.
Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.


VI.   Accounting and Tax Treatment.


     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles. Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent (40%) of any gains or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent (60%) of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option (the "40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts and options. With respect to futures contracts to sell or options which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell or options will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain
(if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of

                                     B-9



the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such and certain options, a Fund may make an election which will except (in whole or in part) those identified futures contracts or options from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either ( 1 ) offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and not more than 40% of any net loss may be treated as short-term.

     Certain foreign currency contracts entered into by a Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts and options on futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts.
Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     As  described  more full in the  section  of the SAI  entitled  "Additional
Information Concerning Taxes," in order to qualify as a regulated investment company under the Code a Fund must derive less than 30% of its gross income from investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                     B-10




                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING
                           MORTGAGE-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor.
Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests  in pools of  mortgage-backed  securities  differ  from other forms of debt  securities,  which  normally  provide  for  periodic  payment  of interest in fixed amounts with principal  payments at maturity or specified call dates.  Instead,  these  securities  provide a monthly payment which consists of
both  interest  and  principal  payments.   In  effect,  these  payments  are  a
"pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments  resulting from the sale of the underlying  residential  property, refinancing  or  foreclosure  net of fees or costs which may be  incurred.  Some mortgage-backed  securities  are  described  as "modified  pass-through."  These securities  entitle the holders to receive all interest and  principal  payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the Federal Home Loan Mortgage
Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and  was  created  by  Congress  in 1970  for  the  purpose  of  increasing  the availability of mortgage credit for residential  housing.  Its stock is owned by the twelve  Federal  Home Loan Banks.  FHLMC issues  Participation  Certificates
("PC's"),   which  represent   interests  in  mortgages  from  FHLMC's  national
portfolio.  FHLMC  guarantees  the  timely  payment  of  interest  and  ultimate collection of principal.

         The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.
Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest be FNMA.


         The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S.

                                            C-1


Government  corporation  within the Department of Housing and Urban Development.
GNMA is  authorized  to  guarantee,  with the full  faith and credit of the U.S.
Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.


         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools.
However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers.
There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.


         The Funds expect that Governmental or private entities may create mortgage loan pools offering pass through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objectives and policies, consider making investments in such new types of securities.


UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
("VRMs"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRMs, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage.
These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All  poolers  apply  standards  for   qualification  to  local  lending
institutions  which  originate  mortgages for the pools.  Poolers also establish credit standards and underwriting  criteria for individual mortgages included in the pools.  In addition,  some mortgages  included in pools are insured  through private mortgage insurance companies.

AVERAGE LIFE

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early


                                           C-1


payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

RETURNS ON MORTGAGE-BACKED SECURITIES

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.


                                  C-1


                          NATIONS FUND PORTFOLIOS, INC.
                           FILE NO. 33-89742; 811-8982

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

               (a)(1)          Statement  of Assets and  Liabilities  of Nations
                               Fund Portfolios, Inc. at June 27, 1995 are included in Part B, Item 23.

               (a)(2)          The unaudited financial statements for the period
                               ended  September  30,  1995 for Primary A Shares,
                               Investor A Shares, Investor C Shares and Investor
                               N  Shares  of  Nations   Emerging  Markets  Fund,
                               Nations  Pacific  Growth Fund and Nations  Global
                               Government  Income  Fund are  included in Part B,
                               Item 23.

               (b)             Exhibits:


       Exhibit
       Number                              Description

         1(a)         -        Articles of Incorporation, dated January 20, 1995, are filed herewith.

         1(b)         -        Articles Supplementary, dated April 20, 1995, are filed herewith.

         1(c)                  Articles Supplementary, dated March 20, 1996, are filed herewith.


         2            -        By-Laws, dated January 25, 1995 are incorporated by reference to the Registration
                               Statement on Form N-1A filed on February 23, 1995.

         3            -        Not applicable

         4            -        Not applicable

         5(a)         -        Advisory Agreement between Nations Fund Portfolios, Inc. and NationsBank, N.A.
                               ("NationsBank") is incorporated by reference to the Registration Statement on
                               Form N-1A filed on February 23, 1995.

          (b) - Sub-Advisory Agreement with NationsBank on behalf of Nations Global Government Income Fund,
                               Nations Pacific Growth Fund and Nations  Emerging
                               Markets Fund is incorporated by reference to the Registration Statement on Form N-1A filed on
                               February 23, 1995.


                                      C-1




          (c)         -        Investment Advisory Agreement between NationsBanc Advisors, Inc. a North Carolina corporation ("NBAI") and Registrant is incorporated by reference to Post-Effective
                               Amendment No. 3 filed on January 29, 1996.

          (d)                  -  Sub-Investment   Advisory   Agreement  between
                               Registrant   and  Nations   Gartmore   Investment
                               Management  ("Nations  Gartmore") is incorporated
                               by reference to  Post-Effective  Amendment  No. 3
                               filed on January 29, 1996.

         6(a)         -        Form of Distribution Agreement with Stephens Inc. on behalf of each Fund is incorporated by reference to the Registration Statement on Form N-1A filed on
                               February 23, 1995.

         (b)          -        Forms of Sales Support Agreements are incorporated by reference to the
                               Registration Statement on Form N-1A filed on February 23, 1995.

         (c)          -        Forms of Shareholder Servicing Agreements are incorporated by reference to the
                               Registration Statement on Form N-1A filed on February 23, 1995.

         (d)                   -   Shareholder   Administration   Agreement  for
                               Primary B Shares is  incorporated by reference to
                               Post-Effective  Amendment  No. 3 filed on January
                               29, 1996.

         (e)          -        Shareholder Administration Agreement for Primary B Shares for Nations Fund Trust,
                               Nations Fund, Inc. and Nations Fund Portfolios, Inc. is incorporated by reference to Post-Effective Amendment No. 3 filed on January 29, 1996.

         7            -        Not applicable.

         8            -        Custodian Agreement between the Company and Morgan Guaranty Trust Company of New
                               York is incorporated by reference to Pre-Effective Amendment No. 1 filed on May 9,
                               1995.

         9(a)         -        Transfer Agency and Registrar Agreement to be filed by Amendment.

         (b)          -        Administration Agreement between Stephens Inc. and Nations Fund Portfolios, Inc.
                               is incorporated by reference to the Registration Statement on Form N-1A filed on
                               February 23, 1995.

         (c)          -        Co-Administration Agreement between The Shareholder Servicing Group, Inc. and
                               Nations Fund Portfolios, Inc. is incorporated by reference to the Registration
                               Statement on Form N-1A filed on February 23, 1995.

                                      C-2




         (d)          -        Cross Indemnification Agreement between Nations Fund Portfolios, Inc., Nations
                               Fund, Inc. and Nations Fund Trust is incorporated by reference to Post-Effective
                               Amendment No. 1 filed on June 30, 1995.

         10           -        Opinion and Consent of Counsel is filed herewith.

         11           -        Accountants' Consent is filed herewith.

         12           -        Not applicable.

         13           -        Investment Letter, incorporated by reference to Pre-Effective Amendment No. 2 filed on June 29, 1995.

         14           -        Not applicable.

         15(a)                 - Form of Shareholder  Servicing Plan,  Primary B
                               Shares  is   incorporated  by  reference  to  the
                               Registration  Statement  on Form  N-1A  filed  on
                               February 23, 1995.

         (b)          -        Form of Shareholder Servicing and Distribution Plan, Investor A Shares is
                               incorporated by reference to the Registration Statement on Form N-1A filed on
                               February 23, 1995.

         (c)          -        Form of Shareholder Servicing Plan, Investor C Shares is incorporated by reference to the Registration Statement on Form N-1A filed on February 23, 1995.

         (d)          -        Form of Distribution Plan, Investor C Shares is incorporated by reference to the
                               Registration Statement on Form N-1A filed on February 23, 1995.

         (e)          -        Form of Shareholder Servicing Plan, Investor N Shares is incorporated by reference to the Registration Statement on Form N-1A filed on February 23, 1995.

         (f)          -        Form of Distribution Plan, Investor N Shares is incorporated by reference to the
                               Registration Statement on Form N-1A filed on February 23, 1995.

         (g)          -        Shareholder Administration Plan for Primary B Shares is incorporated by reference to Post-Effective Amendment No. 3 filed on January 29, 1996.


         16           -        Schedule for Computation of Performance Quotations to be filed by Amendment.

                                      C-3




         17           -        Not Applicable.

         18           -        Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment
                               Company Act of 1940 (the "1940 Act") is incorporated by reference to Pre-Effective
                               Amendment No. 1 filed on May 9, 1995.

         Item 25.              Persons Controlled by or under
                               Common Control with Registrant.

                               No person is controlled by or under common control with Registrant.

         Item 26.              Number of Holders of Securities.

                               As of February 29, 1996, the number of record holders of each class of securities of the Registrant was as follows:


                     Title of Class                       Number of Record Holders


         Nations Global Government
         Income Fund
                   Primary A Shares                                         74
                   Primary B Shares                                         -0-
                   Investor A Shares                                        14
                   Investor C Shares                                         2
                   Investor N Shares                                         9

         Nations Pacific Growth Fund
                   Primary A Shares                                      1,412
                   Primary B Shares                                         -0-
                   Investor A Shares                                       246
                   Investor C Shares                                         8
                   Investor N Shares                                       319

         Nations Emerging Markets Fund
                   Primary A Shares                                        555
                   Primary B Shares                                         -0-
                   Investor A Shares                                       153
                   Investor C Shares                                         6
                   Investor N Shares                                       163



         Item 27.              Indemnification.

              The Registrant has entered into a Cross Indemnification Agreement with Nations Fund, Inc. (the "Company") and Nations Fund Trust (the "Trust"), dated June 27, 1995. The Company and or Trust will indemnify and hold harmless the Registrant against any losses, claims, damages or liabilities, to which the Registrant may become subject, under the Securities Act of 1933 (the "Act") and the Investment Company Act of 1940 (the "1940 Act") insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectuses, any Preliminary Prospectuses, the Registration Statements, any other Prospectuses relating to the securities, or any amendments or supplements to the foregoing (hereinafter referred to collectively as the "Offering Documents"), or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Documents in reliance upon and in conformity with written information furnished to the Registrant by the Company and/or Trust expressly for use therein; and will reimburse the Registrant for any legal or other expenses reasonably incurred by the Registrant in connection with investigating or defending any such action or claim; provided, however, that the Company and/or Trust shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Documents in reliance upon and in conformity with written information furnished to the Company and/or Trust by the Registrant expressly for use in the Offering Documents.

              Promptly after receipt by an indemnified party above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

              Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his/her willful misfeasance, bad faith, gross negligence in the performance of his/her duties, or by reason of his reckless disregard of the duties involved in the conduct of his/her office or arising under his/her agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the 1940 Act, as amended, in connection with any indemnification.

              Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                               The following paragraphs of Article VIII of the
Registrant's Articles of  Incorporation provide:

                            (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and
                   (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.  Nothing  contained  herein  shall  be  construed  to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

                           (i) To  the  fullest  extent  permitted  by  Maryland
                   statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a
                   Director or officer that exists at the time of such amendment, modification or repeal.

                            Under the terms of the Maryland  Corporation Law and
                   the Registrant's Charter and By-Laws, incorporated by reference as Exhibits (1) and 2 hereto, provides for the indemnification of Registrant's directors and employees. Indemnification of Registrant's principal underwriter, custodian, and transfer agent is provided for, respectively, in the Registrant's:

                            1.        Administration Agreement with Stephens
                                      Inc.;


                            2. Co-Administration Agreement with First Data Investor Services Group, Inc. ("First Data") (formerly The Shareholder Services Group, Inc.);


                            3.        Distribution Agreement with Stephens Inc.

                            4. Custody Agreement with Morgan Guaranty Trust Company of New York.


                            5. Transfer Agency and Registrar Agreement with First Data.



         Item 28.                   Business and Other Connections
                                    of Investment Adviser.

                  To the knowledge of the Registrant, none of the directors or officers of NBAI, the adviser to the Registrant's portfolios or Nations Gartmore is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for, the company that owns all the outstanding stock (other than director's qualifying shares) of NBAI or other subsidiaries of NationsBank Corporation.

                  (a) NBAI performs investment advisory services for the Registrant and certain other customers. NBAI is a wholly owned subsidiary of "NationsBank", which in turn is a wholly owned banking subsidiary of NationsBank Corporation. Information with respect to each director and officer of the investment adviser is incorporated by reference to Form ADV filed by NBAI with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file no. 801-49874).

                  (b) Nations Gartmore performs sub-investment advisory services for Registrant and certain other customers. Listed below are the names and principal occupation of the directors and principal executive officers of Nations Gartmore. The address for the individuals listed below is Nations Gartmore, Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England and NationsBank North Carolina, One NationsBank Plaza, Charlotte, North Carolina 28255.


                               Position with
Name                           Gartmore Capital                      Principal Occupation

Charles G. Smith IV            Chief Executive Officer               Chief Executive Officer, Nations Gartmore
                                                                     Investment Management

Simon H. Davies                Chief Investment Officer              Chief Investment Officer, Nations Gartmore
                                                                     Investment Management; Director of
                                                                     International Investments, Gartmore
                                                                     Investment Limited

James B. Sommers               Committee Member                      NationsBank Corporation
                                                                     President, NationsBank Trust

John W. Munce                  Committee Member                      Executive Vice President, NationsBank, N.A. (Carolinas)

Mark H. Williamson             Committee Member                      Senior Vice President, NationsBank, N.A. (Carolinas)

Paul Myners                    Committee Member                      Executive Chairman, Gartmore plc

Andrew J. Brown                Committee Member                      Finance Director and Chairman, Gartmore Fund Managers
                                                                     International Limited, Gartmore Money
                                                                     Management Limited, Gartmore Administration
                                                                     Services Limited

David W. Watts                 Committee Member                      Chief Investment Officer, Gartmore plc


                  No officer or director of Nations Fund Portfolios, Inc. is an officer, employee, director, general partner or shareholder of Nations Gartmore or any affiliate thereof.

Item 29.  Principal Underwriters.

                  (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for the Overland Express Funds, Inc., Stagecoach Inc., Stagecoach Funds, Inc. and Stagecoach Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, Life & Annuity Trust and Master Investment Portfolio, all of which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., the Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc., closed-end management investment companies.

                  (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV filed by Stephens Inc., with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file #501-15510).

                  (c)        Not applicable.

Item 30.  Location of Accounts and Records.

     (1) NBAI, One NationsBank Plaza, Charlotte, North Carolina 28255 (records relating to its function as investment adviser).

     (2) Nations Gartmore, Gartmore House, 16-18 Monument Street, London EC3R 8AJ, England (records relating to its function as sub-investment advisor)

     (3) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Distributor)

     (4) Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (records relating to its functions as Administrator)


     (5) First Data Investor Services Group, Inc. ("First Data") (formerly The Shareholder Services Group, Inc.), Boston, Massachusetts 02109 (records relating to its function as Co-Administrator and Transfer Agent and Registrar)


     (6) NationsBank Texas, 1401 Elm Street, Dallas, Texas 75202 (records relating to its function as Sub-Transfer Agent)

Item 31.  Management Services.

                  Not applicable.

Item 32.  Undertakings.

                  (a)        Not applicable.

                  (b) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  (c) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                  (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's most recent annual report to shareholders upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Little Rock, State of Arkansas on the 19th day of March, 1996.

                                      NATIONS FUND PORTFOLIOS, INC.

                                      By:                  *
                                                 A. Max Walker
                                                 President and Chairman
                                                 of the Board of Directors

                                      By:       /s/ Richard H. Blank, Jr.
                                                 Richard H. Blank, Jr.
                                                 *Attorney-in-Fact

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          SIGNATURES                                    TITLE                                 DATE

                *                              President and Chairman                  March 19, 1996
----------------------------------
(A. Max Walker)                               of the Board of Directors
                                              (Principal Executive Officer)

                *                                     Treasurer                        March 19, 1996
----------------------------------
(Richard H. Rose)                                  Vice President
                                             (Principal Financial and
                                              Accounting Officer)

                *                                     Director                         March 19, 1996
----------------------------------
(Edmund L. Benson, III)

                *                                     Director                         March 19 , 1996
----------------------------------
(James Ermer)

                *                                     Director                         March 19, 1996
----------------------------------
(William H. Grigg)

                *                                     Director                         March 19, 1996
----------------------------------
(Thomas F. Keller)

                *                                     Director                        March 19, 1996
----------------------------------
(Carl E. Mundy, Jr.)

                *                                     Director                         March 19, 1996
----------------------------------
(Charles B. Walker)

                *                                     Director                         March 19, 1996
----------------------------------
(Thomas S. Word)

/s/ Richard H. Blank, Jr.
Richard H. Blank, Jr.
*Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION

EX-27.011     Financial Data Schedules - Emerging Markets Fund - Investor A

EX-27.012     Financial Data Schedules - Emerging Markets Fund - Investor C

EX-27.013     Financial Data Schedules - Emerging Markets Fund - Investor N

EX-27.014     Financial Data Schedules - Emerging Markets Fund - Trust A

EX-27.021     Financial Data Schedules - Global Government Income Fund - Investor A

EX-27.022     Financial Data Schedules - Global Government Income Fund - Investor C

EX-27.023     Financial Data Schedules - Global Government Income Fund - Investor N

EX-27.024     Financial Data Schedules - Global Government Income Fund - Turst A

EX-27.031     Financial Data Schedules - Pacific Growth Fund - Investor A

EX-27.032     Financial Data Schedules - Pacific Growth Fund - Investor C

EX-27.033     Financial Data Schedules - Pacific Growth Fund - Investor N

EX-27.034     Financial Data Schedules - Pacific Growth Fund - Trust A

EX-99.B1(a)   CHARTER

EX-99.B1(b)   CHARTER

EX-99.B1(c)   CHARTER

EX-99.B10     OPIN COUNS

EX-99.B11     OTH CONSNT